Institutional
Fiduciary Trust

Prospectus

November 1, 1995

Money Market Portfolio

Franklin U.S. Government Securities
 Money Market Portfolio

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777
1-800/321-8563


Franklin's Institutional Fiduciary Trust (the "Trust") is an open-end management investment company consisting of eight separate and distinct series. This Prospectus relates only to the Money Market Portfolio (the "Money Fund") and the Franklin U.S. Government Securities Money Market Portfolio (the "U.S. Securities Fund") (also the "Fund" or "Funds"), two no load diversified series of the Trust. The Funds are designed for institutional accounts, such as corporations, banks, savings and loan associations, trust companies, and other institutional entities, for investment of their own capital and of monies held in accounts for which they act in a fiduciary, advisory, agency, custodial, or other similar capacity. The U.S. Securities Fund is also designed for government authorities and agencies. Shares of each Fund may not be purchased by individuals.

Shares of each Fund may be purchased at net asset value, with no sales charge, with a minimum initial investment of $100,000, except that government entities, including states, counties, cities, and their instrumentalities, departments, agencies and authorities, may open an account in either Fund with a minimum initial investment of $1,000.

This Prospectus is intended to set forth in a clear and concise manner information about the Trust and the Funds that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information ("SAI") concerning the Trust in general and the Funds, dated November 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Funds or the Funds' principal underwriter, Franklin/Templeton Distributors, Inc., ("Distributors"), at the address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The investment objectives of the Money Fund are high current income consistent with capital preservation and liquidity. The investment objectives of the U.S. Securities Fund are capital preservation and liquidity while seeking high current income consistent with capital preservation and liquidity. EACH FUND, UNLIKE MOST FUNDS WHICH INVEST DIRECTLY IN SECURITIES, SEEKS TO ACHIEVE ITS OBJECTIVES BY INVESTING ITS ASSETS IN THE SHARES OF ANOTHER INVESTMENT COMPANY (A "MASTER FUND") WHOSE INVESTMENT OBJECTIVES ARE SUBSTANTIALLY SIMILAR TO THAT OF THE FUND (A "FEEDER FUND"). THE MASTER FUND, IN TURN, INVESTS ITS ASSETS IN THE SAME TYPE OF MONEY MARKET INSTRUMENTS IN WHICH THE FEEDER FUND IS AUTHORIZED TO INVEST.

The Money Fund seeks to achieve its objectives by investing its assets in The Money Market Portfolio (the "Money Portfolio"). The Money Portfolio, in turn, invests in various types of money market instruments (U.S. government and federal agency obligations, certificates of deposit, bankers' acceptances, time deposits of major financial institutions, high grade commercial paper, high grade, short-term corporate obligations, taxable municipal securities and repurchase agreements [secured by U.S. government securities]).

The U.S. Securities Fund seeks to achieve its objectives by investing its assets in shares of The U.S. Government Securities Money Market Portfolio (the "U.S. Securities Portfolio"). At the present time, it is the U.S. Securities Portfolio's policy to limit its portfolio investments to U.S. Treasury bills, notes and bonds and to repurchase agreements collateralized only by such securities. This policy may only be changed upon 30 days' written notice to shareholders and to the National Association of Insurance Commissioners.

AN INVESTMENT IN EITHER FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EITHER FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from Distributors.

Contents                        Page


Expense Table                     4

Financial Highlights              5

About the Trust                   6

Investment Objectives and
 Policies of each Fund            6

Administration of the Funds      12

Distributions to Shareholders    14

Taxation of the Funds
 and Their Shareholders          14

How to Buy Shares of the Funds   15




Valuation of Shares of the Funds 17

How to Sell Shares of the Funds  18

Exchange Privilege               20

Telephone Transactions           22

Special Services                 23

How to Get Information Regarding
 an Investment in a Fund         23

Performance                      24

General Information              24

Important Notice Regarding
 Taxpayer IRS Certifications     25


Expense Table

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Funds, including the expenses of the Portfolio in which each Fund invests. These figures are based on aggregate operating expenses of the Funds, before fee waivers and expense reductions, for the fiscal year ended June 30, 1995, including those attributable to the Portfolio in which each Fund invests its assets.



                                                         Money       U.S. Securities
                                                         Fund             Fund

 Shareholder Transaction Expenses

 Exchange Fees                                            $5.00*           $5.00*
 Annual Operating Expenses (as a percentage of
  average net assets)
 Management Fees and Administration Fees                   0.20%**          0.20%**
 12b-1 Fees                                                0.00%***         0.00%***
 Other Expenses of the Fund                                0.03%            0.02%
 Other Expenses of the Respective Portfolio                0.01%            0.01%
 Total Operating Expenses                                  0.24%**          0.23%**



*$5.00 fee imposed only on Timing Accounts as described under "Exchange Privilege." All other exchanges are processed without a fee.

**Represents the amount before fee waivers and expense reductions. Franklin Advisers, Inc. ("Advisers"), the Fund's administrator and the Portfolio's investment manager, agreed in advance to waive all of its administration fee and a portion of its management fee, as well as to make certain payments to reduce expenses of the Fund. With these fee waivers and expense reductions, total operating expenses represented 0.40% of the average net assets of the Fund, including the Fund's share of the Portfolio's management fee and total operating expenses, including the management fee, of 0.14% and 0.15%, respectively.

***The Board of Trustees has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund whereby each Fund may pay Distributors or others for promotion and distribution expenses up to 0.15% annually of each Fund's average daily net assets. The Funds have not been required to make payments for such expenses.

Investors should be aware that the preceding table is not intended to reflect in precise detail the fees and expenses associated with a shareholder's own investment in a Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.



Example

As required by regulations of the SEC, the following example illustrates the expenses that apply to a $1,000 investment in each Fund over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period.



               Fund               One year Three years Five years  Ten years

               Money Fund            $2      $8           $14     $31
               U.S. Securities Fund  $2      $7           $13     $29



THIS EXAMPLE IS BASED ON THE AGGREGATE OPERATING EXPENSES OF EACH FUND AND PORTFOLIO BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by a Fund and only indirectly by shareholders as a result of their investment in such Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but a Fund's actual return may be more or less than 5%.

The preceding table summarizes the aggregate fees and expenses incurred by each Fund and its respective Portfolio. The Board of Trustees of the Trust (the "Board") considered the aggregate fees and expenses to be paid by both the Fund and the Portfolio under each Fund's policy of investing its assets in shares of a Portfolio, and such fees and expenses each Fund would have paid if it had continued to invest directly in the various types of money market instruments. Because this arrangement enables eligible institutional investors, including the Funds and other investment companies, to pool their assets, which may be expected to result in the achievement of a variety of operating economies, the Board concluded that the combined expenses of each Fund and Portfolio were expected to be lower than the expenses that would be incurred by each Fund if it continued to invest directly in various types of money market instruments. Of course, there is no guarantee or assurance that asset growth and lower expenses will be recognized. Advisers has agreed in advance to waive administration and management fees and to make certain other payments in order to reduce the expenses of the Fund so that in no event will shareholders of the Funds incur higher expenses than if the Funds continued to invest directly in various types of money market instruments (see "Administration of the Funds").


Financial Highlights

Set forth below is a table containing the financial highlights for a share of each Fund from the effective date of the registration statement for each Fund as indicated below through the fiscal years ended June 30, 1995. The information for each of the five fiscal years in the period ended June 30, 1995, has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report thereon appears in the financial statements in the Trust's Annual Report to Shareholders, dated June 30, 1995. The remaining figures, which are also audited, are not covered by the auditor's current report.


                Per Share Operating Performance**                               Ratios/Supplemental Data

            Net Asset                 Distributions                                              Ratio of      Ratio of
 Period       Values         Net        From Net      Net Asset                  Net Assets      Expenses     Net Income
  Ended    at Beginning  Investment    Investment     Values at       Total    at End of Year   to Average    to Average
 June 30      of Year      Income        Income      End of Year    Return***    (in 000's)     Net Assets4   Net Assets

Money Market Portfolio:
19861         $1.00         $0.060       $(0.060)       $1.00         5.23%      $ 20,183            -           5.58%*
1987           1.00          0.061        (0.061)        1.00         6.30         45,141            -           6.21
1988           1.00          0.070        (0.070)        1.00         7.23        101,660          0.05%         7.00
1989           1.00          0.086        (0.086)        1.00         8.97        122,216          0.25          8.68
1990           1.00          0.083        (0.083)        1.00         8.65        236,199          0.25          8.27
1991           1.00          0.071        (0.071)        1.00         7.28        231,655          0.25          7.11
1992           1.00          0.046        (0.046)        1.00         4.72        188,846          0.25          4.69
1993           1.00          0.033        (0.033)        1.00         3.30        222,282          0.203         3.25
1994           1.00          0.033        (0.033)        1.00         3.35        218,254          0.153         3.24
1995           1.00          0.053        (0.053)        1.00         5.46        272,147          0.153         5.40

Franklin U.S. Government Securities Money Market Portfolio:
19882          1.00          0.024        (0.024)        1.00         5.40         22,080            -           6.32*
1989           1.00          0.080        (0.080)        1.00         8.28         54,003            -           8.37
1990           1.00          0.084        (0.084)        1.00         8.68        203,153          0.21          8.27
1991           1.00          0.070        (0.070)        1.00         7.13        373,371          0.25          6.79
1992           1.00          0.045        (0.045)        1.00         4.55        195,286          0.25          4.59
1993           1.00          0.031        (0.031)        1.00         3.18        310,382          0.193         3.12
1994           1.00          0.032        (0.032)        1.00         3.25        218,547          0.153         3.20
1995           1.00          0.052        (0.052)        1.00         5.32        334,830          0.153         5.26


*Annualized.

**Selected data for a share of beneficial interest outstanding throughout the year.

***Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends and capital gains at net asset value.

1For the period June 17, 1985 (effective date) to June 30, 1986.

2For the period January 19, 1988 (effective date) to June 30, 1988.

3Includes the Funds' share of the Portfolios' allocated expenses.

4During the periods indicated, Advisors agreed in advance to waive a portion of its administration and management fees and made payments of other expenses incurred by the Funds. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                       Ratio of Expenses
                                     to Average Net Assets



Money Market Portfolio

  1988                                      0.079%
  1989                                      0.078
  1990                                      0.074
  1991                                      0.71
  1992                                      0.74
  1993                                      0.49
  1994                                      0.25
  1995                                      0.24


                                       Ratio of Expenses
                                     to Average Net Assets

Franklin U.S. Government Securities
Money Market Portfolio:

  1988                                         0.57%*
  1989                                         0.70
  1990                                         0.62
  1991                                         0.56
  1992                                         0.59
  1993                                         0.45
  1994                                         0.25
  1995                                         0.23




About the Trust

The Trust, organized as a Massachusetts business trust in January 1985, is an open-end management investment company, or mutual fund, and has registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund attempts to maintain a stable net asset value of $1.00 per share although there is no assurance that this will be achieved.

Shares of a Fund may be acquired at the current net asset value (without a sales charge). The minimum initial investment is $100,000, except that states, counties, cities and their instrumentalities, departments, agencies and authorities may open an account in a Fund by investing a minimum of $1,000. There is no minimum on subsequent investments. (See "How to Buy Shares of the Fund.")

Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Funds - Rights of Accumulation/Letter of Intent Regarding Other Funds," currently offer their shares in two classes, designated "Class I" and "Class II." Classes of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes. Shares of the Funds may be considered Class I shares for purposes of the programs and privileges discussed in this Prospectus.


Investment Objectives
and Policies of each Fund

The investment objectives of the Money Fund are high current income consistent with capital preservation and liquidity. The Money Fund's ability to achieve high current income is limited by the Money Portfolio's universe of investments, which are high quality money market instruments, which consist of U.S. government and federal agency obligations, certificates of deposit, bankers' acceptances, time deposits of major financial institutions, high grade commercial paper, high grade, short-term corporate obligations, taxable municipal securities and repurchase agreements (secured by U.S. government securities). The investment objectives of the U.S. Securities Fund are capital preservation and liquidity while seeking high current income consistent with capital preservation and liquidity. Each Fund pursues its investment objectives by investing its assets in a master fund which has substantially similar investment objectives and policies as the Fund.

The U.S. Securities Portfolio and the Money Portfolio (the "Portfolio" or "Portfolios") are the master funds and are separate diversified series of The Money Market Portfolios, an open-end management investment company managed by Advisers, whose shares are acquired by the feeder funds at net asset value, with no sales charge. Accordingly, an investment in a Fund is an indirect investment in its respective Portfolio.

Special Information Regarding the
Funds' Master/Feeder Fund Structure

The investment objectives of the Funds and the Portfolios are fundamental and may not be changed without shareholder approval. The investment policies of the Funds, fundamental and non-fundamental, are substantially similar to those described herein with respect to the respective Portfolios, except that in all cases, the Fund is permitted to pursue such policies by investing in an open-end management investment company with substantially similar investment objectives, policies and limitations. Any additional exceptions are noted below. Information on administration and expenses is included under "Administration of the Funds;" see the SAI for information regarding the Funds' and the Portfolios' investment restrictions.

An investment in a Fund may be subject to certain risks due to the Fund's structure, such as the potential that upon redemption by other future shareholders in a Portfolio, the Fund's expenses may increase or the economies of scale which have been achieved as a result of the structure may be diminished. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than that of the Fund could have effective voting control over the operation of the Portfolio. Further, in the event that the shareholders of a Fund do not approve a proposed future change in the Fund's objectives or fundamental policies, which has been approved for the Portfolio in which that Fund invests, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objectives and policies. If the Board considers that it is in the best interests of that Fund to do so, the Fund may withdraw its investment in the Portfolio at any time. In that event, the Board would consider what action to take, including the investment of the assets of the Fund in another pooled investment entity having the same investment objectives and policies as that Fund or the hiring of an investment adviser to manage the Fund's investments. Either circumstance may cause an increase in expenses for that Fund. Further, the Funds' structure is a relatively new format, which often results in certain operational and other complexities. The Franklin organization, however, was one of the first mutual fund complexes in the country to implement such a structure and the trustees do not believe that the additional complexities outweigh the benefits to be gained by shareholders.

The Franklin Group of Funds(R) has three other funds which invest in the Money Portfolio, one of which is designed for institutional investors only and one of which is only available to holders of Class II shares in the Franklin Templeton Funds, as defined under "How to Buy Shares of the Fund - Rights of Accumulation/Letter of Intent Regarding Other Funds," and only pursuant to that fund's exchange privilege. The Franklin Group of Funds has one other fund which also invests in the U.S. Securities Portfolios. It is possible that in the future other funds may be created which may likewise invest in the Portfolios or existing funds may be restructured so that they may invest in the Portfolios. The Funds or Distributors will forward any interested shareholder additional information, including a prospectus and SAI, if requested, regarding such other institutions through which they may make investments in the Portfolios.

The Portfolios are series of The Money Market Portfolios, a management investment company registered under the 1940 Act. Money Market is a Delaware business trust organized on June 16, 1992 and is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.01 per share. All shares have one vote and, when issued, are fully paid, non-assessable, and redeemable. The Money Market Portfolios currently issues shares in two separate series; however, additional series may be added in the future by the Board of Trustees of The Money Market Portfolios, the assets and liabilities of which will be separate and distinct from any other series.

Whenever a Fund, as an investor in a Portfolio, is asked to vote on a matter relating to that Portfolio, the Trust, on behalf of the Fund, will hold a meeting of that Fund's shareholders and will cast its votes in the same proportions as the Fund's shareholders have voted.

General

As required by Rule 2a-7 under the 1940 Act, each Portfolio will limit its investments to those U.S. dollar denominated instruments which the Board of Trustees of The Money Market Portfolios determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating organizations, or which are unrated and of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). Each Portfolio will maintain a dollar weighted average maturity of the securities in its portfolio of 90 days or less. As a matter of fundamental policy, each Portfolio is required to invest 100% of its assets in securities which have remaining maturities of 397 days or less. Neither Portfolio will invest more than 5% of its total assets in Eligible Securities of a single issuer (the Money Portfolio's fundamental policy in regard to diversification applies to 75% of the Portfolio's total assets), other than U.S. government securities, rated in the highest category by the requisite number of rating organizations, except that a Portfolio may exceed that limit as permitted by Rule 2a-7 for a period of up to three business days. Neither Portfolio will invest (a) the greater of 1% of its total assets or $1 million in Eligible Securities issued by a single issuer rated in the second highest category nor (b) more than 5% of its total assets in Eligible Securities of all issuers rated in the second highest category.

Each Fund's policies, fundamental and non-fundamental, with respect to Rule 2a-7 and otherwise, are substantially similar to those of its respective Portfolio, except that each Fund may pursue its policies by investing in another open-end investment company that has substantially similar policies, such as the Portfolios.

Because each Portfolio will limit its investments to high quality securities, there will be generally lower yields than if each Portfolio purchased securities with a lower rating and correspondingly greater risk.

Description of Securities in
Which the Portfolios May Invest

The Money Portfolio

The Money Portfolio invests its assets in various types of money market instruments, which consist of U.S. government and federal agency obligations, certificates of deposit, bankers' acceptances, time deposits of major financial institutions, high grade commercial paper, high grade, short-term corporate obligations, taxable municipal securities and repurchase agreements (secured by U.S. government securities). An explanation of the various types of money market instruments follows. Since all investments are inherently subject to market risk, no assurances can be given that the Money Portfolio will achieve its stated objective.

The U.S. Securities Portfolio

The U.S. Securities Portfolio may invest only in marketable securities issued or guaranteed by the U.S. government, by various agencies of the U.S. government and by various instrumentalities which have been established or sponsored by the U.S. government. As a fundamental policy subject to change only by shareholder approval, the U.S. Securities Portfolio will invest only in obligations, including U.S. Treasury bills, notes, bonds and securities of the Government National Mortgage Association and the Federal Housing Administration, which are issued or guaranteed by the U.S. government or which carry a guarantee that is supported by the full faith and credit of the U.S. Repurchase agreements with respect to obligations issued or guaranteed by the U.S. government and supported by the full faith and credit of the U.S. are included within this fundamental policy. The U.S. Securities Fund's fundamental policy in this regard permits it to invest in another open-end investment company which also has such a policy.

At the present time, it is the U.S. Securities Portfolio's policy to limit its portfolio investments to U.S. Treasury bills, notes and bonds and to repurchase agreements collateralized only by such securities. This policy may only be changed upon 30 days' written notice to shareholders and to the National Association of Insurance Commissioners.

These U.S. government securities and repurchase agreements, with respect to such securities, are specifically permitted for investment through mutual funds by California local agencies pursuant to California Government Code Sections 53601 and 53635.

U.S. Government Securities. The Money Portfolio may invest in U.S. government securities, which consist of marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. government, its agencies, or by various instrumentalities which have been established or sponsored by the U.S. government. Certain of these obligations, including U.S. Treasury bills, notes, and bonds and securities of the Government National Mortgage Association (popularly called "GNMAs" or "Ginnie Maes") and the Federal Housing Administration, are issued or guaranteed by the U.S. government or carry a guarantee that is supported by the full faith and credit of the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not direct obligations of the U.S. government but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Bank, and securities that are supported by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA") bonds.

Municipal Securities. The Money Portfolio may invest up to 10% of its assets in taxable municipal securities, issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is not exempt from federal income tax, which are considered by the Money Portfolio to be Eligible Securities. Generally, municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Taxable municipal bonds are generally issued to provide funding for privately operated facilities.

Repurchase Agreements. Each Portfolio may engage in repurchase transactions, in which it purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer to the Portfolio of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolio in each agreement, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. A default by the seller might cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Portfolio might also incur disposition costs in liquidating the collateral. The Portfolios, however, intend to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Portfolios' investment manager. A repurchase agreement is deemed to be a loan under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of a Portfolio by a custodian approved by the Portfolios' Board and will be held pursuant to a written agreement.

Securities subject to repurchase agreements will be deemed to have a maturity date coincident with the date upon which the Portfolio has agreed to resell such securities. Securities subject to unconditional puts will be deemed to mature on the exercise date of the put.

The U.S. Securities Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of its total assets would be invested in repurchase agreements, together with any other investments for which market quotations are not readily available.

Bank Obligations. The Money Portfolio may invest in bank obligations or instruments secured by bank obligations. Such instruments may include fixed, floating or variable rate certificates of deposit, letters of credit, time deposits, and bankers' acceptances issued by banks and savings institutions with assets of at least one billion dollars. Bank obligations may be obligations of U.S. banks, foreign branches of U.S. banks (referred to as "Eurodollar Investments"), U.S. branches of foreign banks (referred to as "Yankee Dollar Investments") and foreign branches of foreign banks ("Foreign Bank Investments"). When investing in a bank obligation issued by a branch, the parent bank must have assets of at least five billion dollars. The Money Portfolio may invest only up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. Investments in obligations of U.S. branches of foreign banks, which are considered domestic banks, may only be made if such branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. Accordingly, these branches are subject to comparable regulation as U.S. banks. (See "Investment Risk Considerations" for more information regarding these investments.)

Time deposits are non-negotiable deposits maintained in a foreign branch of a U.S. or foreign banking institution for a specified period of time at a stated interest rate. The Money Portfolio may not invest more than 10% of its assets in time deposits with maturities in excess of seven calendar days.

Commercial Paper. The Money Portfolio may invest in commercial paper of domestic or foreign issuers which is considered by the Money Portfolio to present minimal credit risks and which is considered to be an Eligible Security. For a description of commercial paper ratings, see the SAI.

Commercial paper obligations may include variable amount master demand notes that are obligations which permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Money Portfolio (or the Money Fund), as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Money Portfolio has the right to increase the amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is often a large industrial or finance company which also issues commercial paper. Typically, these notes provide that the interest rate is set daily by the borrower; the rate is usually the same or similar to the interest on commercial paper being issued by the borrower. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value plus accrued interest at any time. Accordingly, the Money Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Money Portfolio's investment manager will consider earning power, cash flow and other liquidity ratios of the issuer. The Money Portfolio, which has no specific limits on aggregate investments in master demand notes, will invest in notes of only U.S. issuers.

Corporate Obligations. The corporate obligations which the Money Portfolio may purchase are fixed, floating and variable rate bonds, debentures or notes which are considered by the Money Portfolio to be Eligible Securities. Such obligations must mature in 397 calendar days or less. Generally speaking, the higher an instrument is rated, the greater its safety and the lower its yield.

Investment Risk Considerations
of the Money Portfolio

Any of the Money Portfolio's Eurodollar Investments, Yankee Dollar Investments, Foreign Bank Investments or investments in commercial paper of foreign issuers will involve risks that are different from investments in obligations of domestic entities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities the Portfolio holds. In addition, there may be less publicly available information about such foreign banks or foreign issuers of commercial paper.

The Money Portfolio may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. When the Money Portfolio is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Money Portfolio engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Portfolio to miss a price or yield considered to be advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date.

Other Policies

As fundamental policies, the Money Portfolio may only borrow from banks, not to exceed 5% of its total assets, for temporary or emergency purposes and pledge up to 5% of its assets for such borrowing. To generate additional income, the Money Portfolio may also lend its portfolio securities to securities dealers or other institutional investors if at least 100% cash collateral is pledged and maintained by the borrower, although such loans shall not exceed at any time 25% of the value of the Money Portfolio's total assets. The Money Portfolio may not acquire securities subject to legal or contractual restrictions on resale, securities which are not readily marketable, or enter into repurchase agreements or master demand notes with more than seven days to maturity if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements or securities.

The U.S. Securities Portfolio may borrow from banks, for temporary emergency purposes only, and pledge its assets for such loans, up to 10% of its total net assets. No new investments will be made while any outstanding loans exceed 5% of its total net assets. The U.S. Securities Portfolio may also make loans of its portfolio securities not in excess of 10% of the value of its total net assets. The U.S. Securities Portfolio will engage in security loan arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term interest bearing obligations, but will do so only to the extent consistent with its tax status as a regulated investment company.

Whenever a Portfolio believes market conditions are such that yields could be increased by actively trading its portfolio securities to take advantage of short-term market variations, it may do so without restriction or limitation (subject to the tax requirements for qualification as a regulated investment company).

The Portfolios may purchase or sell securities without regard to the length of time the security has been held. The yield on certain instruments held by the Portfolios may decline if withdrawn prior to maturity. The Funds and the Portfolios are subject to a number of additional investment restrictions, some of which may be changed only with the approval of a majority of either the Fund's or the Portfolio's shareholders. For a list of these restrictions and more information concerning the various transactions mentioned above, please refer to the SAI.

The Money Portfolio may not invest more than 5% of its total assets in the securities of companies (including predecessors) which have been in continuous operation for less than three years, nor invest more than 25% of its total assets in any particular industry. The Money Portfolio may, however, invest more than 25% of its assets in certain domestic bank obligations. The foregoing limitations do not apply to U.S. government securities and federal agency obligations, or to repurchase agreements secured by such government securities or obligations, although certain tax diversification requirements apply to investments in repurchase agreements and other securities that are not treated as U.S. government obligations under the Internal Revenue Code.


Administration of the Funds

The Board has the primary responsibility for the overall management of the Trust, including the Funds, and for electing the officers of the Trust who are responsible for administering the day-to-day operations of all series of the Trust. For information concerning the officers and trustees of the Trust and The Money Market Portfolios, see "Trustees and Officers" in the SAI of the Funds. The Board, with all of the disinterested trustees as well as interested trustees voting in favor, has adopted written procedures designed to deal with potential conflicts of interest which may arise from the fact of having the same persons serving on each Trust's Board of Trustees. The procedures call for an annual review of each Fund's relationship to its respective Portfolio, and, in the event a conflict is deemed to exist, the Board may take action, up to and including the establishment of a new Board. The Board has determined that there are no conflicts of interest presented by this arrangement at the present time. Further information is included in the SAI.

Franklin Advisers, Inc., serves as both Funds' administrator and as the Portfolios' investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr. who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $76 billion.

The Portfolios have separate management agreements with Advisers which provide for the supervision and implementation of each Portfolio's investment activities and provides certain administrative services and facilities which are necessary to conduct a Portfolio's business.

During the fiscal year ended June 30, 1995, management and administration fees and total expenses, before any advance fee waivers, totaled 0.20% and 0.24%, respectively, of the Money Fund's average daily net assets, and 0.20% and 0.23%, respectively, of the U.S. Securities Fund's average daily net assets. Advisers, however, has agreed in advance to waive all of its administration fee and a portion of the management fee, as well as to make certain other payments to reduce expenses of the Fund. With these fee waivers and expense reductions, total operating expenses represented 0.40% of the average daily net assets of the Fund, including the Fund's share of the Portfolio management fee and total operating expenses (including the management fee) of 0.14% and 0.15%, respectively. This action may be terminated by Advisers upon notice to the Board.

It is not anticipated that the Portfolios or the Funds will incur a significant amount of brokerage expenses because short-term money market instruments are generally traded on a "net" basis, that is, in principal transactions which involve the receipt by the broker of a spread between the bid and ask prices for the securities, and not the receipt of commissions. To the extent that a Portfolio does participate in transactions involving brokerage commissions, it is Advisers' responsibility to select brokers through whom such transactions will be effected. Advisers tries to obtain the best execution on all such transactions. If it is felt that more than one broker or dealer is able to provide the best execution, Advisers will consider the furnishing of quotations and of other market services, research, statistical and other data for Advisers and its affiliates, as well as the sale of shares of the Funds, as factors in selecting a broker. Further information is included under "Execution of Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Funds are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent") in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plans of Distribution

Each Fund has adopted a Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans each Fund may reimburse Distributors or others for expenses actually incurred by Distributors or others in the promotion and distribution of the Funds' shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and distribution-related expenses, advertisements, and other distribution-related expenses including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a service agreement with the Funds, Distributors or its affiliates. The maximum amount which each Fund may pay to Distributors or others for such distribution expenses is 0.15% per annum of each Fund's average daily net assets, payable on a quarterly basis. All expenses of distribution and marketing in excess of this limit will be borne by Distributors or others incurring such expenses without reimbursement from the Funds. The Plans also cover any payments to or by the Funds, Distributors, or other parties on behalf of the Funds or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Funds within the context of Rule 12b-1. There have been no payments made by the Funds under the Plans since inception. For more information, please see the SAI.


Distributions to Shareholders

Each Fund declares dividends for each day that the Fund's net asset value is calculated, payable to shareholders of record as of the close of business that day. Daily allocations of dividends will commence on the day funds are wired in accordance with procedures set forth in "How to Buy Shares of the Funds" or, if an investor has sent a check, on the day the check is converted into federal funds (which may take two or more days, depending upon the banks involved). The amount of dividends may fluctuate from day to day and dividends may be omitted on some days, depending on changes in the factors that comprise a Fund's net investment income. Each Fund does not pay "interest" to its shareholders, nor is any amount of dividends or return guaranteed in any way.

Dividends are declared daily and automatically reinvested monthly in the form of additional shares of a Fund at the net asset value per share at the close of business on the last business day of the month. Shareholders (excluding retirement plan participants) may request to have their dividends paid out monthly in cash on the shareholder Account Application/Revision or by notifying the Funds' transfer agent.

Since the net income of each Fund is declared as a dividend each time the net income is determined, the net asset value per share of a Fund (i.e., the value of the net assets of a Fund divided by the number of shares of such Fund outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of such Fund in the shareholder's account.

Each Fund's daily dividend consists of the income dividends paid by each Fund's respective Portfolio. Each Portfolio's daily dividend includes accrued interest and any original issue or market discount, less any premium amortization, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable net asset value per share), less the estimated expenses of each Portfolio. Net income is calculated immediately prior to the determination of the net asset value per share of each Fund.

The SAI includes a further discussion of distributions.

Taxation of the Funds and Their Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information regarding taxation is included in the SAI.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, each Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from each Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Since each Fund seeks to maintain a constant $1.00 per share price for both purchases and redemptions, shareholders are not expected to realize a capital gain or loss upon redemption or exchange of Fund shares.

Since each Fund's income is derived from interest income and gain on the sale of portfolio securities rather than qualifying dividend income, no portion of each Fund's distributions will generally be eligible for the corporate dividends-received deduction.

Each Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Each Fund may be used for the investment of surplus funds of municipalities, including funds which are subject to the arbitrage rebate requirements of
Section 148 of the Code. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory or political subdivision thereof. To the extent that investments in a Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in such Fund. Each Fund does not meet currently defined exceptions to the arbitrage rebate requirements and a portion or all of the earnings distributed by a Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in each Fund and to distributions and redemption proceeds received from each Fund.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from a Fund and the application of foreign tax laws to these distributions.


How to Buy Shares of the Funds

The Funds are available for purchase by institutional accounts, such as corporations, banks, savings and loan associations, trust companies, and other institutional entities, for investment of their own capital and of monies held in accounts for which they act in a fiduciary, advisory, agency, custodial, or other similar capacity. The U.S. Securities Fund is also designed for government authorities and agencies. Shares of either Fund may not be purchased by individuals. Individuals who were investors in the U.S. Securities Fund prior to August 1, 1991 may continue to purchase additional shares either through reinvestment of dividends or through direct purchases. The shares of each Fund are offered at their net asset value (with no sales charge) on a continuous basis by each Fund. As each payment is received, full and fractional shares of a Fund will be purchased at the net asset value next computed and proper entry will be made on the books of the Funds. The minimum initial investment is $100,000, except for states, counties, cities, and their instrumentalities, departments, agencies and authorities, which may open an account in a Fund with a minimum initial investment of $1,000. There is no minimum on subsequent investments. The Funds and Distributors reserve the right to reject any order for the purchase of shares or to waive the minimum investment requirements. Investments may be made by any one of the following ways:


1. By Wire:

(a)  First, call the Fund at 1-800/321-8563 or 1-415/312-3600 by 11:15 a.m.
     Pacific time to advise of the intention to wire funds for investment. Shareholders wishing to purchase shares in excess of $50,000 must first complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions." If notification is received by 11:15 a.m. Pacific time and funds are received in accordance with the following paragraph (b), shares will be purchased that day and will be eligible to receive that day's dividend, if any (same day credit). If a request to begin the wire order process is not made by 11:15 a.m., the order will not be in proper form for that day's purchase and will receive credit on the next business day. The Fund will supply a wire control number for the investment on that day. It is necessary to obtain a new wire control number every time money is wired into an account in the Fund. Wire control numbers are effective for one transaction only and may not be used more than once. Wired money which is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

(b) Next, wire funds to Bank of America, ABA routing number 121000358 for credit to Institutional Fiduciary Trust - Money Market Portfolio or Franklin U.S. Government Securities Money Market Portfolio, A/C 1493304779. Be sure to include the wire control number, the Fund account number and registration. Wired funds received by the bank and reported by the bank to the Fund by the close of the Federal Reserve Wire System (currently 3:00 p.m. Pacific time) are normally available to purchase Fund shares on that day, provided the Fund is timely notified as described in (a) above. Wires received after 3:00 p.m. Pacific time are credited the following business day. In order to maximize efficient Fund management, investors are urged to place and wire their investments as early in the day as possible.

(c) If the purchase is not to an existing account, send a completed shareholder Account Application/Revision to Institutional Fiduciary Trust - Money Market Portfolio or Franklin U.S. Government Securities Money Market Portfolio, at the address shown on the cover of this Prospectus, to assure proper credit.



2. By Mail:

Many of the types of instruments in which the Portfolios invest must be paid for in federal funds, which are monies held by its custodian bank on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for shares of a Fund generally cannot be invested by its respective Portfolio until they are converted into and are available to that Portfolio in federal funds, which may take up to two days. In such cases, purchases by investors will generally not be considered in proper form and effective until such conversion and availability. In the event a Portfolio is able to make investments immediately (within one business day), a Fund may accept a purchase order with payment other than in federal funds; in such event, shares of a Fund will be purchased at the net asset value next computed after receipt of the order and payments.

(a) For an initial investment, send a completed shareholder Account Application/Revision.

(b) Make the check, Federal Reserve draft or negotiable bank draft payable to Institutional Fiduciary Trust - Money Market Portfolio or Franklin U.S. Government Securities Money Market Portfolio. Instruments drawn on other investment companies will not be accepted.

(c) Next, send the check, Federal Reserve draft or negotiable bank draft to the Trust at the address shown on the cover of this Prospectus.

3. Through Securities Dealers

Although each Fund's shares are sold without a sales charge, a shareholder may invest in a Fund by purchasing shares through a securities dealer which executes a dealer or similar agreement with Distributors, the Funds' principal underwriter. The use of the term "securities dealers" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts for the group. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The securities dealer may choose to wire or mail the monies accompanying an investment in the Fund. Securities dealers who process orders on behalf of their customers may charge a reasonable fee for their services. Investments made directly, without the assistance of a securities dealer, are without charge.

If investments are made through a securities dealer which has executed a dealer or similar agreement with respect to the Funds, Distributors may make a payment, out of its own resources, to such securities dealer. Please contact the Franklin Templeton Institutional Services Department for additional information.

Rights of Accumulation/Letter of Intent
Regarding Other Funds

The cost or current value (whichever is higher) of the shares in a Fund will be included in determining the sales charge discount to which an investor may be entitled when purchasing shares in one or more of the funds in the Franklin Group of Funds, and the Templeton Group of Funds which are sold with a sales charge. Included for these purposes are (a) the mutual funds in the Franklin Group except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction), and (c) the U.S. mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds").(Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.")

Purchases of Fund shares will also be included toward the completion of a Letter of Intent with respect to any of the funds in the Franklin Templeton Funds which are sold with a sales charge.

For additional information regarding these programs, please contact Investor Services or the Franklin Templeton Institutional Services Department by mail at the address listed on the cover or by telephone at 1-800/321-8563.


Valuation of Shares of the Funds

The offering price is the net asset value (without a sales charge) next computed following receipt of an order by a Fund in proper form.

The net asset value of the shares of each Fund is computed at 12:30 p.m. Pacific time each day that the New York Stock Exchange is open for trading and on which there is sufficient degree of trading in the portfolio securities of the Fund that the net asset value of that Fund's shares may be affected.

The net asset value per share for each Fund is calculated by adding the value of the portfolio holdings (i.e., shares of the Portfolio in which the Fund invests) and other assets, deducting that Fund's liabilities, and dividing the result by the number of shares outstanding for that Fund.

The valuation of portfolio securities held by the Portfolios is based upon their amortized cost value, which does not take into account unrealized capital gain or loss. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


How to Sell Shares of the Funds

1. By Telephone with Payment to a Preauthorized
Bank Account

A shareholder may redeem shares of a Fund, up to $50,000, by telephoning the Franklin Templeton Institutional Services Department at 1-800/321-8563. Shareholders wishing to redeem shares of a Fund in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions." Redemption instructions must include the shareholder's name, account number, and security identification number. The requirements for telephone transactions extend to transactions transmitted by facsimile or computer, as well as those communicated directly to a customer representative. Payment may be made by wire directly to any commercial bank previously designated by the shareholder in a shareholder Account Application/Revision, or a signature guaranteed letter of instruction.

Telephone redemption orders may not be used to direct payments to another person or to an account which was not previously designated by prior written instructions. Written instructions will be required as set forth below.

A redemption payment may be transmitted by wire the same business day where a request is received prior to 11:15 a.m. Pacific time that day. A shareholder which anticipates requesting a same day wire redemption in excess of $5 million should notify the Fund on the prior business day of the intention to request such a redemption. In order to maximize efficient Fund management, investors requesting same day wire redemptions of any size are urged to place redemption orders as early in the day as possible. Payments will generally be transmitted by wire on the business day following receipt of a request received after the above deadline.

During periods of drastic economic or market changes, it is possible that the telephone redemption privilege may be difficult to implement. In this event, shareholders should follow the other redemption procedures discussed in this section.

2. By Mail:

A shareholder may redeem shares by sending a letter requesting redemption to the Funds, at the address shown on the cover of this prospectus. Redemption proceeds will be mailed to the registered address, or mailed or wired to a preauthorized bank account as requested. Redemption proceeds may also be sent to another party or account as requested; however, in such cases the signature(s) on the redemption request must be guaranteed.

To be considered in proper form, the signature(s) of all registered owners or previously designated signers must be guaranteed if the redemption request involves any of the following:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to a party other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to other than the address of record, preauthorized bank account or brokerage firm account; or

(4) the Funds or Investor Services believe that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of an account cannot be confirmed, (b) a Fund has been notified of an adverse claim, (c) the instructions received by a Fund are given by an agent, not the actual registered owner, or (d) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of a Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Liquidation requests of corporate, partnership, trust, and custodianship accounts, and accounts under court jurisdiction, require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation, and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s), and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Consult court documents and the laws in the state of the relevant court, since these accounts have varying requirements, depending upon the applicable state.

For any information required about a proposed liquidation, a shareholder may call the Franklin Templeton Institutional Services Department.

General

After requesting a liquidation from a Fund, a shareholder will receive the value of the shares of that Fund in the shareholder's account based upon the net asset value per share next computed on the day a request in proper form is received by the Fund. Payment for written redemption requests will be sent within seven days after receipt of a request in proper form, except that a Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase the shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for redemption on the business day following their receipt. The right of redemption may be suspended or the date of payment postponed if the New York Stock Exchange (the "Exchange") is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it by order, for the protection of shareholders. Of course, the amount received on redemption may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the securities owned by a Fund. Redemptions may be made in kind, under certain limited conditions as discussed in the SAI.

Wiring of redemption proceeds is a special service made available to shareholders whenever possible. The offer of this service, however, does not bind the Funds to meet any redemption request by wire or in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to any shareholder or other person for a redemption payment which for any reason may not be processed in the expedited manner described in this section.

Contingent Deferred Sales Charge

The Funds do not impose either a front-end sales charge or a contingent deferred sales charge. If, however, the shares redeemed are shares acquired by exchange from another of the Franklin Templeton Funds which would have assessed a contingent deferred sales charge upon redemption, such charge will be made by the Funds, as described below. The 12-month contingency period will be tolled (or stopped) for the period such shares are exchanged into and held in a Fund.

In certain Franklin Templeton Funds, in order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to certain redemptions made by those investors within 12 months of the calendar month of such investments. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by Distributors. In determining if a charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) Shares representing amounts attributable to capital appreciation; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than 12 months. Shares subject to a contingent deferred sales charge will then be redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

Requests for redemptions for a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.


Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are generally offered to the public with a sales charge (which may differ in timing and/or amounts). If a shareholder's investment objective or outlook for the securities markets changes, a Fund's shares may be exchanged for Class I shares of other mutual funds in the Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. By requesting an exchange, a shareholder represents to the fund that the shareholder has done so.

Shares of a Fund acquired other than pursuant to the exchange privilege, or the reinvestment of dividends with respect to such shares, may be exchanged at the offering price of other Class I shares of the Franklin Templeton Funds. Such offering price includes the applicable sales charge of the fund into which the shares are being exchanged. The prospectuses for all investment companies in the Franklin Templeton Funds which are normally sold with a sales charge allow certain institutional investors to purchase Class I shares at net asset value (without a sales charge). These institutional investors include government entities, employee benefit plans, trust companies and bank trust departments. Such exchanges will be effected as follows:


(a) From a Fund into any other series of the Trust. The exchange will be effected at net asset value next computed after the exchange request is received prior to 11:15 a.m. Pacific time, with payment for the purchased shares processed on the following business day when the funds are made available from the Fund.

(b) From a Fund into Class I shares of other Franklin Templeton Funds. The exchange will be effected at the respective net asset values or offering price of the funds involved next computed on the day on which the request is received in proper form prior to 11:15 a.m. Pacific time. Requests received after 11:15 a.m. will be effective at the price next computed on the following business day.

(c) From another fund in the Franklin Templeton Funds into a Fund. In order to avoid dilution of a Fund, such transactions will be handled as a liquidation from the other fund at its net asset value next computed on the day the exchange request is received in proper form prior to the time the valuation of shares for that fund is effected (generally 3:00 p.m. Pacific time for money market funds, excluding the money market funds in the Trust, and 1:00 p.m. Pacific time for non-money market funds), and a purchase of the Fund's shares on the following business day at the price computed on such following business day when the funds for the purchase are available and the purchase order is in all respects deemed to be in proper form.



The exchange privilege may be modified or discontinued by a Fund at any time upon 60 days' written notice to shareholders.

Exchanges by Mail

Requests for an exchange of shares may be made by mail. The exchange transaction will be effected upon receipt of written instructions signed by all shareholders of record. Exchanges of shares of a Fund for the Class I shares of other Franklin Templeton Funds will not involve certificates because the Funds do not issue certificates.

Exchanges by Telephone

A shareholder may exchange shares of a Fund by telephone by calling the Franklin Templeton Institutional Services Department at 1-800/321-8563. Shareholders wishing to exchange shares of a Fund in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement. In this event, shareholders should follow the other exchange procedures discussed in this section.

Timing Accounts

Accounts which are administered by allocation or market timing services to purchase or redeem shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

Restrictions on Exchanges

The Funds reserve the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of a Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of a Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of a Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limit.

The Funds reserve the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in Advisers' judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of a Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and, therefore, may be refused.

A Fund and Distributors, also, as indicated under "How to Buy Shares of the Funds," reserve the right to refuse any order for the purchase of shares.


Telephone Transactions

Shareholders of a Fund and their investment representatives of record, if any, may be able to execute various transactions by calling the Franklin Templeton Institutional Services Department at 1-800/321-8563.

All shareholders will be able to: (i) effect a change in address, (ii) change a dividend option (iii) transfer Fund shares in one account to another identically registered account in a Fund, and (iv) purchase, redeem or exchange a Fund's shares by telephone as described in this Prospectus. Shareholders who do not wish these privileges extended to a particular account should notify a Fund or the Franklin Templeton Institutional Services Department.

Requirements for telephone transactions extend to transactions transmitted by facsimile or computer, as well as those communicated directly to a customer representative. Shareholders who elect to use the telephone transaction privilege for purchases, exchanges or redemptions for trades in excess of $50,000 must first execute the Institutional Telephone Privileges Agreement included in the Fund's application or which may be obtained by calling the number above.

Verification Procedures

The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal, corporate and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as a Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply or accept telephone transaction privileges. In any instance where a Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither a Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their registered investment representative for assistance, or to send written instructions to a Fund as detailed elsewhere in this Prospectus.

Neither the Funds nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Special Services

Investor Services may charge separate fees to shareholders, to be negotiated directly with such shareholders, for providing special services in connection with their accounts, such as subaccounting, processing a large number of wires, or other special handling which a shareholder may request. Such special services to certain shareholders will not increase the expenses borne by the Funds.

How to Get Information Regarding
an Investment in a Fund

Any questions or communications regarding a shareholder's account should be directed to the Franklin Templeton Institutional Services Department at 1-800/321-8563, Monday through Friday, from 6:00 a.m to 5:00 p.m. Pacific time.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Funds or any Franklin Templeton Fund.

Fund information may be accessed by entering Code 40 for the Money Fund and Code 42 for the U.S. Securities Fund followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


Performance

Advertisements, sales literature and communications to shareholders may contain various measures of a Fund's performance, including quotations of its current and effective yield.

Current yield, as prescribed by the SEC, is an annualized percentage rate which reflects the change in value of a hypothetical account based on the income received from a Fund during a seven-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding.

In each case, performance figures are based upon past performance and will reflect all recurring charges against a Fund's income. Such quotations will reflect the value of any additional shares purchased with dividends from the original share and any dividends declared on both the original share and such additional shares. The investment results of a Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a Fund's performance may be in any future period.

General Information

Reports to Shareholders

The Trust's fiscal year ends June 30. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on January 15, 1985. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series or the Trust unless otherwise permitted by the 1940 Act. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees, can, if they choose to do so, elect all of the trustees. The Trust does not intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. Whenever a Fund, as an investor in a Portfolio, is asked to vote on a fundamental policy matter relating to that Portfolio, the Trust, on behalf of the Fund, will hold a meeting of that Fund's shareholders and will cast its votes in the same proportions as the Fund's shareholders have voted. A meeting may also be called by the Board at their discretion or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

The Board may from time to time issue other series of the Trust, the assets and liabilities of which will likewise be separate and distinct from any other series of the Trust. Currently, the Trust consists of eight separate series, including the Money Market Portfolio, the Franklin Late Day Money Market Portfolio, the Franklin U.S. Government Securities Money Market Portfolio, the Franklin U.S. Treasury Money Market Portfolio, the Franklin U.S. Government Agency Money Market Fund, the Franklin Cash Reserves Fund, the Franklin Institutional Adjustable U.S. Government Securities Fund and the Franklin Institutional Adjustable Rate Securities Fund, each maintaining a totally separate and distinct investment portfolio.

Other Information

Certain of the programs and privileges described in this Prospectus may not be available directly from the Funds to shareholders whose shares are held, of record, by a financial institution or in a "street name" account.

Confirmations

Shares for an initial investment in a Fund, as well as subsequent investments, including the reinvestment of dividends, are credited to an open share account (known as "plan balance") in the name of an investor on the books of the Fund without the issuance of a share certificate. Shareholders will receive confirmation statements each time there is a transaction which affects an account, including information on dividends reinvested or paid. These statements will also show the total number of Fund shares owned by a shareholder.

SHAREHOLDERS MAY RELY ON THE CONFIRMATION STATEMENTS IN LIEU OF CERTIFICATES WHICH ARE NOT NECESSARY. CERTIFICATES REPRESENTING SHARES OF THE FUNDS WILL NOT BE ISSUED.

Redemption by the Funds

Each Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $20,000 ($500 for states, counties, cities and their instrumentalities, departments, agencies and authorities), but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

Important Notice Regarding
Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, each Fund may be required to report to the IRS any taxable dividend or other reportable payment and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the shareholder Account Application/Revision. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies a Fund that the TIN furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

Each Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.


Institutional
Fiduciary Trust

Prospectus

November 1, 1995


Franklin Late Day
Money Market Portfolio


Franklin U.S. Treasury
Money Market Portfolio


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777
1-800/321-8563

Franklin's Institutional Fiduciary Trust (the "Trust") is an open-end management investment company consisting of eight separate and distinct diversified series. This Prospectus relates only to the Franklin Late Day Money Market Portfolio (the "Late Day Fund") (formerly Franklin Government Investors Money Market Portfolio) and Franklin U.S. Treasury Money Market Portfolio (the U.S. Treasury
Fund) (also the "Fund" or "Funds"). The Funds are designed for institutional accounts, such as corporations, banks, savings and loan associations, trust companies and for government entities for investment of their own capital and of monies held in accounts for which they act in a fiduciary, advisory, agency, custodial, or other similar capacity, to the extent permitted by regulations pertaining to permissible investments of such entities. Shares of the Funds may not be purchased by individuals.

The investment objectives of the Late Day Fund are capital preservation and liquidity while seeking high current income consistent with capital preservation and liquidity. The investment objective of the U.S. Treasury Fund is to seek as high a level of current income as is consistent with capital preservation and liquidity.

This Prospectus is intended to set forth in a clear and concise manner information about the Trust and the Funds that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A Statement of Additional Information ("SAI") concerning the Trust in general and the Funds, dated November 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Funds or the Funds' principal underwriter, Franklin/Templeton Distributors, Inc., ("Distributors") at the address or telephone number shown above.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

Shares of the Late Day and the U.S. Treasury Funds may be purchased at net asset value with no sales charge with a minimum initial investment of $100,000, except for states, counties, cities, and their instrumentalities, departments, agencies and authorities which may open an account in either Fund with a minimum initial investment of $1,000. There is no minimum for subsequent investments in either of the Funds.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus. Further information may be obtained from the underwriter.


Contents                         Page

Expense Table                     4

Financial Highlights              5

About the Trust                   6

Investment Objectives and
 Policies of the Funds            6

Management of the Funds           8

Distributions to Shareholders    10

Taxation of the Funds and
 Their Shareholders              10

How to Buy Shares of the Funds   11

Valuation of Shares of the Funds 14

How to Sell Shares of the Funds  14

Exchange Privilege               17

Telephone Transactions           18

Special Services                 20

How to Get Information Regarding
 an Investment in a Fund         20

Performance                      20

General Information              21

Important Notice Regarding
 Taxpayer IRS Certifications     22

Expense Table

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Funds. These figures are based on aggregate operating expenses of the Funds, before fee waivers and expense reductions, for the fiscal year ended June 30, 1995.


                                              Late Day        U.S. Treasury
                                                Fund              Fund
 Shareholder Transaction Expenses
 Exchange Fee                                     $5.00+            $5.00+
 Annual Operating Expenses
  (as a percentage of average net assets)
 Management Fees                                   0.63%*            0.25%*
 12b-1 Fees                                        0.00%**           0.00%**
 Other Expenses                                    0.12%             0.05%
 Total Operating Expenses                          0.75%*            0.30%*

+$5.00 fee is imposed only on Timing Accounts, as described under "Exchange Privilege." All other exchanges are processed without a fee.

*Represent the management fees before any fee waivers by the investment manager. The investment manager has agreed in advance, however, to waive a portion of its management fees for each Fund. With these waivers, management fees represented 0.02% and 0.05% of the average daily net assets of the Late Day Fund and the U.S. Treasury Fund, respectively, and total operating expenses represented 0.15% of each Fund's average daily net assets.

**The Board of Trustees of the Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund whereby each may make payments to the investment manager for promotion and distribution expenses up to 0.15% annually of the Late Day Fund and the U.S. Treasury Fund's average daily net assets. The Late Day Fund and the U.S. Treasury Funds have not been required to make payments for such expenses.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with a shareholder's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.


Example

As required by SEC regulations, the following example illustrates the expenses that apply to a $1,000 investment in each Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

               Fund                      1 year 3 years 5 years   10 years
               Late Day Fund               $ 8   $24    $42        $93
               Treasury Fund               $ 3   $10    $17        $38

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES OF EACH FUND, BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by a Fund and only indirectly by shareholders as a result of their investment in such Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but a Fund's actual return may be more or less than 5%.



Financial Highlights


Set forth below is a table containing the financial highlights for a share of the Funds from the effective date of the registration statement for each fund as indicated below through the fiscal year ended June 30, 1995. The information for each of the five fiscal years in the period ended June 30, 1995, has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Funds' Annual Report to Shareholders dated June 30, 1995. The remaining figures, which are also audited, are not covered by the auditor's current report. See the discussion "Reports to Shareholders" under "General Information" in this Prospectus.



                Per Share Operating Performance**                               Ratios/Supplemental Data

            Net Asset                 Distributions                                              Ratio of      Ratio of
  Year        Values         Net        From Net      Net Asset                  Net Assets      Expenses     Net Income
  Ended    at Beginning  Investment    Investment     Values at       Total    at End of Year   to Average    to Average
 June 30      of Year      Income        Income      End of Year    Return***    (in 000's)    Net Assets+++  Net Assets

Franklin Late Day Money Market Portfolio:
  1988+       $1.00      $.027        $(.027)           $1.00         6.00%      $ 36,838             -%         6.95%*
  1989         1.00       .087         (.087)            1.00         9.10        108,365          0.05          9.14
  1990         1.00       .083         (.083)            1.00         8.65        192,749          0.25          8.24
  1991         1.00       .070         (.070)            1.00         7.19        167,704          0.25          7.01
  1992         1.00       .045         (.045)            1.00         4.58         43,300          0.25          4.58
  1993         1.00       .031         (.031)            1.00         3.15         23,130          0.15          3.12
  1994         1.00       .032         (.032)            1.00         3.20         60,299          0.15          3.17
  1995         1.00       .051         (.051)            1.00         5.26         24,809          0.15          5.05

Franklin U.S. Treasury Money Market Portfolio:
  1992++       1.00       .035         (.035)            1.00         3.59        194,223          0.02*         4.38*
  1993         1.00       .031         (.031)            1.00         3.14        179,232          0.05          3.12
  1994         1.00       .032         (.032)            1.00         3.23        195,135          0.05          3.17
  1995         1.00       .051         (.051)            1.00         5.17        200,935          0.10          5.05



*Annualized

**Selected data for a share of beneficial interest outstanding throughout the year.

***Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends and capital gains at net asset value.

+For the period January 19, 1988 (effective date) to June 30, 1988.

++For the period August 2, 1991 (effective date) to June 30, 1992.

+++During the periods indicated, the investment manager agreed in advance to waive a portion of its management fees and made payments of other expenses incurred by the Funds. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                         Ratio of Expenses
                                            to Average
                                            Net Assets

Franklin Late Day Money Market Portfolio

  1988                                        0.63%*
  1989                                        0.70
  1990                                        0.63
  1991                                        0.63
  1992                                        0.67
  1993                                        0.77
  1994                                        0.81
  1995                                        0.75

                                         Ratio of Expenses
                                            to Average
                                            Net Assets

Franklin U.S. Treasury Money Market Portfolio

  1992                                        0.31%*
  1993                                        0.35
  1994                                        0.30
  1995                                        0.30


About the Trust


The Trust, organized as a Massachusetts business trust in January 1985, is an open-end management investment company, or mutual fund, and has registered with the SEC under the Investment Company Act of 1940 (the "1940 Act").

Each Fund attempts to maintain a stable net asset value of $1.00 per share although there is no assurance that this will be achieved.

Shares of each Fund may be purchased at net asset value (without a sales charge). The minimum initial investment for the Late Day and the U.S. Treasury Funds is $100,000, except that states, counties, cities and their instrumentalities, departments, agencies and authorities may open an account by investing $1,000 or more. There is no minimum for subsequent investments in either of the Funds. Shares of the Funds may not be purchased by individuals. (See "How to Buy Shares of the Funds.")

Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Fund - Rights of Accumulation/Letter of Intent Regarding Other Funds" currently offer their shares in two "classes," designated "Class I" and "Class II." Classes of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes. Shares of the Funds may be considered Class I shares for purposes of the programs and privileges discussed in this Prospectus.

Investment Objectives and
Policies of the Funds

General

The investment objectives of the Funds, as stated below, are fundamental policies which cannot be changed without shareholder approval. Since all investments are inherently subject to market risk, no assurances can be given that the Funds will achieve their stated objectives.

The Late Day Fund's investment objectives are capital preservation and liquidity, while seeking high current income consistent with capital preservation and liquidity.

The U.S. Treasury Fund's investment objective is to seek as high a level of current income as is consistent with capital preservation and liquidity.

The Funds must comply with adopted procedures pursuant to Rule 2a-7 under the 1940 Act. Each Fund will invest 100% of its assets in U.S. dollar denominated securities with remaining maturities of 397 days or less, maintain the dollar weighted average maturity of the securities in the Fund's portfolio at 90 days or less, and limit its investments to those instruments which the Board of Trustees of the Trust (the "Board") determines present minimal credit risks and which are eligible investments under the rule. (As a matter of fundamental policy, the Late Day Fund is required to invest at least 80% of the Fund's assets in securities which have remaining maturities of 12 months or less.)

The U.S. Treasury Fund invests only in U.S. Treasury securities. By itself, the Fund does not constitute a balanced investment plan. Investors should recognize that many securities can provide a higher yield than direct U.S. government obligations, although they will not provide the same high quality and security of principal.

The Late Day Fund will limit its investments to marketable securities issued or guaranteed by the U.S. government, by various agencies of the U.S. government and by various instrumentalities which have been established or sponsored by the U.S. government, and in repurchase agreements with respect to obligations issued or guaranteed by the U.S. government and supported by the full faith and credit of the U.S. government.

Because the Late Day Fund will limit its investments to high quality securities, there will be generally lower yields than if the Fund purchased securities with a lower rating and correspondingly greater risk.

U.S. Treasury Securities. These securities are supported by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Each Fund's investments may bear fixed or variable rates of interest, and their share price and yield are not guaranteed by the U.S. government. The U.S. Treasury Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the federal government or any other type of money market instruments.

When-Issued and Delayed Delivery Transactions. The Funds may purchase short-term securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Such transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. A Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date.

Repurchase Agreements. As noted above, the Late Day Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund intends to enter into repurchase agreements, however, only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Fund to the seller, collateralized by the underlying security. The U.S. government security subject to resale (the collateral) will be held pursuant to a written agreement and the Fund's custodian will take title to, or actual delivery of, the security. The Fund does not engage in reverse repurchase transactions.

Securities subject to repurchase agreements will be deemed to have a maturity date coincident with the date upon which the Fund has agreed to resell such securities.

Other Considerations

As a fundamental policy, the Late Day Fund may only borrow from banks, not to exceed 5% of its total assets, for temporary or emergency purposes and may pledge up to 5% of its assets for such borrowing. The Fund may not acquire securities subject to legal or contractual restrictions on resale, securities which are not readily marketable, or enter into repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the value of the Fund's total assets would be invested in such repurchase agreements or securities.

The U.S. Treasury Fund may borrow from banks, for temporary emergency purposes only, and pledge its assets for such loans, up to 5% of the Fund's total net assets. The Fund may also make loans of its portfolio securities not in excess of 10% of the value of its total net assets. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the securities fail financially.

Whenever the Funds believe market conditions are such that yields could be increased by actively trading the portfolio securities to take advantage of short-term market variations, the Fund may do so without restriction or limitation (subject to the tax requirements for qualification as a regulated investment company). Typically, such trading involves additional risks of loss to the extent such securities differ in maturity, credit quality or other aspects, and to the extent of the brokerage, if any, or other transaction costs involved. Brokerage or other commissions are not normally charged on the purchase or sale of money market instruments in which the Funds invest.

The Funds believe that their investment policies make the Funds a permissible investment for federal credit unions, based on the Funds' understanding of the laws and regulations governing credit union regulations as of September 30, 1995. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Please see "Investment Objectives and Policies - Credit Union Investment Regulations" in the SAI for details.

Other Policies

The Funds are subject to a number of additional investment restrictions, some of which may be changed only with the approval of a majority of the respective Fund's shareholders. For a list of these restrictions and more information concerning the various transactions mentioned above, please refer to the SAI.

Management of the Funds

The Board has the primary responsibility for the overall management of the Trust, including the Funds, and for electing the officers of the Trust who are responsible for administering the day to day operations of all series of the Trust.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the investment manager for each Fund. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly-owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $76 billion.

The Manager supervises and implements each Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Funds' business, pursuant to management agreements for each Fund.

During the fiscal year ended June 30, 1995, management fees, before any advance waiver, totaled 0.63% of average net assets of the Late Day Fund and 0.25% of the average net assets of the U.S. Treasury Fund. Total operating expenses, including management fees, before any advance waiver, totaled 0.75% and 0.30%, respectively, of the average net assets of the Funds. Since Advisers agreed in advance to waive its fees, the Late Day Fund and the U.S. Treasury Fund paid management fees totaling 0.02% and 0.06%, respectively, and paid operating expenses totaling 0.15% and 0.10%, respectively, of the average net assets of the Funds. This arrangement may be terminated by Advisers upon notice to the Board.

It is not anticipated that the Funds will incur a significant amount of brokerage expenses because short-term money market instruments are generally traded in principal transactions which involve the receipt by the broker of a spread between the bid and ask prices for the securities, and not the receipt of commissions. To the extent that a Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of a Fund, as factors in selecting a broker. Further information is included under "The Funds' Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Funds are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plans of Distribution

Each Fund has adopted a Distribution Plan
(the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Funds' shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. The maximum amount which each Fund may pay to Distributors or others for such distribution expenses is 0.15% per annum of each Fund's average daily net assets, payable on a quarterly basis. All expenses of distribution and marketing in excess of the maximum amounts will be borne by Distributors without reimbursement from the Funds. The Plans also cover any payments to or by the Funds, Advisers, Distributors or other parties on behalf of the Funds, Advisers, or Distributors to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Funds within the context of Rule 12b-1. For more information, please see the SAI.

Distributions to Shareholders

Each Fund declares dividends on each day its net asset value is calculated, payable to shareholders of record as of the close of business that day. Daily allocation of dividends will commence on the day funds are wired in accordance with procedures set forth in "How to Buy Shares of the Funds" or if an investor has sent a check, on the day the check is converted into federal funds (which may take two or more days depending upon the banks involved). The amount of the dividend may fluctuate from day to day and dividends may be omitted on some days, depending on changes in the factors that comprise a Fund's net income. Each Fund does not pay "interest" to its shareholders, nor is any amount of dividends or return guaranteed in any way.

Dividends are declared daily and automatically reinvested monthly in the form of additional shares of the Fund at the net asset value per share at the close of business on the last business day of the month. Shareholders (excluding retirement plan participants) may request to have their dividends paid out monthly in cash on the shareholder Account Application/Revision or by notifying the Funds' transfer agent.

Since the net income of each Fund is declared as a dividend each time the net income is determined, the net asset value per share of a Fund (i.e., the value of the net assets of a Fund divided by the number of shares of such Fund outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of such Fund in the shareholder's account.

The daily dividend includes accrued interest and any original issue or market discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable net asset value per share) less the amortization of any premium paid on the purchase of portfolio securities and the estimated expenses of the Fund. Net income is calculated immediately prior to the determination of the net asset value per share of each Fund.

The SAI includes a further discussion of distributions.

Taxation of the Funds and Their Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information regarding taxation is included in the SAI.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, each Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from each Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Since the Funds seek to maintain a constant $1.00 per share price for both purchases and redemptions, shareholders are not expected to realize a capital gain or loss upon redemption or exchange of Fund shares.

Since each Fund's income is derived from interest and gain on the sale of portfolio securities rather than qualifying dividend income, no portion of each Fund's distributions will generally be eligible for the corporate dividends-received deduction.

Each Fund will inform shareholders of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise them of the tax status for federal income tax purposes of such dividends and distributions.

Each Fund may be used for the investment of surplus funds of municipalities including funds which are subject to the arbitrage rebate requirements of
Section 148 of the Code. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory or political subdivision thereof. To the extent that investments in the Funds are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Funds. Each Fund does not meet currently defined exceptions to the arbitrage rebate requirements and a portion or all of the earnings distributed by the Funds may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in each Fund and to distributions and redemption proceeds received from each Fund.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from a Fund and the application of foreign tax laws to these distributions.

How to Buy Shares of the Funds

Shares of each Fund may be purchased by institutions, such as banks, savings and loan associations, trust companies, corporations, and other institutional entities and by government entities directly from the Fund. The Funds may not be purchased by individuals. The shares of each Fund are offered at their net asset value (with no sales charge) on a continuous basis by each Fund. As each payment is received, full and fractional shares of the Funds will be purchased at the net asset value next computed and proper entry will be made on the books of the Funds. The minimum initial investment for the Late Day and the U.S. Treasury Funds is $100,000, except for states, counties, cities, and their instrumentalities, departments, agencies and authorities which may open an account in each Fund with a minimum initial investment of $1,000. There is no minimum for subsequent investments in either Fund. The Fund and Distributors reserve the right to reject any order for the purchase of shares or to waive the minimum investment requirements.

Investments may be made in any of the following ways:

1. By Wire :

(a) First, call the Fund at 1-800/321-8563 to advise of the intent to wire funds for investment in a Fund. Shareholders wishing to purchase shares in excess of $50,000 must first complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions." Requests to begin a wire order process for the Late Day Fund must be made not later than 1:30 p.m. Pacific time and by 11:15 a.m. Pacific time for the U.S. Treasury Fund. Trades placed by the above deadlines will receive same day credit so long as funds are received in accordance with paragraph (b). In order to maximize efficient fund management, investors requesting a same day purchase of any size are urged to place orders as early in the day as possible. Prior business day notification of such trade may be required. Requests to begin a wire order after the cut off time for each Fund will not be in proper form for that day's purchase and will receive credit on the next business day. The Funds will supply a wire control number for each investment at the time the telephone call is received. It is necessary to obtain a new wire control number every time money is wired into an account in a Fund. Wire control numbers are effective for one transaction only and may not be used more than once. Wired money which is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

(b) Next, wire funds to Bank of America, ABA routing No. 121000358, for credit to Institutional Fiduciary Trust - Franklin Late Day Money Market Portfolio or Franklin U.S. Treasury Money Market Portfolio, A/C 1493304779. Be sure to include the wire control number, the investor's Fund account number and account registration. Wired funds received by the Bank and reported by the Bank to a Fund by the close of the Federal Reserve Wire System (currently 3:00 p.m. Pacific time) are normally available for credit on that day, provided the Fund is timely notified as described in (a) above. Later wires are credited the following business day. In order to maximize efficient Fund management, investors are urged to place and wire their investments as early in the day as possible.

(c) In order to receive proper credit, if the purchase is not to an existing account, send a completed shareholder Account Application/Revision to Franklin Late Day Money Market Portfolio or Franklin U.S. Treasury Money Market Portfolio at the address shown on the cover of this Prospectus.


2. By Mail:

Many of the types of instruments in which the Funds invest must be paid for in federal funds, which are monies held by its custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for shares of a Fund generally cannot be invested by such Fund until they are converted into and are available to the Fund in federal funds, which may take up to two days. In such cases, purchases by investors will generally not be considered in proper form and effective until such conversion and availability. However, in the event a Fund is able to make investments immediately (within one business day), it may accept a purchase order with payment other than in federal funds; in such event, shares of the Fund will be purchased at the net asset value next computed after receipt of the order and payments converted to federal funds.

(a) For an initial investment, send a completed shareholder Account Application/Revision.

(b) Make the check, Federal Reserve draft or negotiable bank draft payable to Institutional Fiduciary Trust - Franklin Late Day Money Market Portfolio or Franklin U.S. Treasury Money Market Portfolio. Instruments drawn on other investment companies will not be accepted.

(c) Next, send the check, Federal Reserve draft or negotiable bank draft to Institutional Fiduciary Trust - Franklin Late Day Money Market Portfolio or Franklin U.S. Treasury Money Market Portfolio at the address shown on the cover of this Prospectus.

3. Through Securities Dealers:

Although each Fund's shares are sold without a sales charge, a shareholder may invest in a Fund by purchasing shares through a securities dealer which executes a dealer or similar agreement with Distributors, the Funds' principal underwriter. The use of the term "securities dealers" includes other financial institutions which pursuant to an agreement with Distributors (directly or through affiliates) handle customer orders and accounts for the group. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The securities dealer may choose to wire or mail the monies accompanying an investment in a Fund. Securities dealers who process orders on behalf of their customers may charge a reasonable fee for their services. Investments made directly, without the assistance of a securities dealer, are without charge.

If investments are made through a securities dealer which has executed a dealer or similar agreement with respect to the Franklin Templeton Funds (as the term is defined in the following section), Distributors may make a payment, out of its own resources, to such securities dealer. Please contact the Franklin Templeton Institutional Services Department for additional information.

Rights of Accumulation/Letter of Intent
Regarding Other Funds

The cost or current value (whichever is higher) of the shares in each Fund will be included in determining the sales charge discount to which an investor may be entitled when purchasing shares in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds, which are sold with a sales charge. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.")

Purchases of Fund shares may also be included toward the completion of a Letter of Intent with respect to any of the funds in the Franklin Funds and the Templeton Funds which are sold with a sales charge.

For additional information regarding these programs, please contact the Franklin Templeton Institutional Services Department by mail at the address listed on the cover of this Prospectus or by telephone at 1-800/321-8563.

General

Shares of a Fund may or may not constitute a legal investment for investors whose investment authority is restricted by applicable law or regulation. SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF A FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into a Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations.

Valuation of Shares of the Funds

The offering price is the net asset value (without a sales charge) next computed following receipt of an order by the Fund in proper form.

The net asset value of the shares is computed each day that the New York Stock Exchange is open for trading. The computation is done at 12:30 p.m. Pacific time for the U.S. Treasury Fund and 3:00 p.m. Pacific time for the Late Day Fund.

The net asset value per share is calculated by adding the value of all portfolio holdings and other assets, deducting the Fund's liabilities, and dividing the result by the number of shares outstanding for that Fund.

The valuation of portfolio securities is based upon their amortized cost value, which does not take into account unrealized capital gain or loss. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

How to Sell Shares of the Funds

1. By Telephone with Payment to a
Preauthorized Bank Account:

A shareholder may redeem shares of a Fund, up to $50,000, by telephoning the Franklin Templeton Institutional Services Department at 1-800/321-8563. Shareholders wishing to redeem shares of such Fund in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions." Redemption instructions must include the shareholder's name, account number and security identification number and be called to the Fund. Payment may be made by wire directly to any commercial bank previously designated by the shareholder in a shareholder Account Application/Revision, or a signature guaranteed letter of instruction.

A payment may be transmitted by wire the same business day where a request is received as to the Late Day Fund prior to 1:30 p.m. Pacific time and as to the U.S. Treasury Fund prior to 11:15 a.m. Pacific time that day. A shareholder which anticipates requesting a same day wire redemption in excess of $5 million should notify the Fund on the prior business day of the intention to request such a redemption. In order to maximize efficient fund management, investors requesting a same day wire redemption of any size are urged to place orders as early in the day as possible. Prior business day notification of such trade may be required. Otherwise, payments will be transmitted by wire on the business day following receipt of a request received after the above deadlines.

Telephone redemption orders may not be used to direct payments to another party or non-designated account. Written instructions will be required as set forth below.

During periods of drastic economic or market changes, it is possible that the telephone redemption privilege may be difficult to implement. In this event, shareholders should follow the other redemption procedures discussed in this section.

2. By Mail:

A shareholder may redeem shares by sending a letter requesting redemption to a Fund, at the address shown on the cover of this Prospectus. Redemption proceeds will be mailed to the registered address, or mailed or wired to a preauthorized bank account as requested. Proceeds of redemption may also be sent to some other party or account as requested; however, in such cases the signature(s) on the redemption request must be guaranteed.

To be considered in proper form, the signature(s) of all registered owners or previously designated signers must be guaranteed if the redemption request involves any of the following:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to a party other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account; or

(4) a Fund or its transfer agent believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more owners cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to a Fund (c) a Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, or (e) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of a Fund.


Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Liquidation requests of corporate, partnership, trust, and custodianship accounts, and accounts under court jurisdiction, require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation, and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s), and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

For any information required about a proposed liquidation, a shareholder may call the Franklin Templeton Institutional Services Department.

General

After requesting a liquidation from a Fund, a shareholder will receive the value of the shares of that Fund in the shareholder's account based upon the net asset value per share next computed on the day a request in proper form is received by the Fund. Payment for written redemption requests will be sent within seven days after receipt of a request in proper form, except that a Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase the shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for redemption on the business day following their receipt. Arrangements may also be made to have redemption proceeds wired to the shareholder's designated bank account. The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it by order, for the protection of shareholders. Of course, the amount received on redemption may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the securities owned by a Fund. Redemptions also may be made in kind, under certain conditions as discussed in the SAI.

Wiring of redemption proceeds is a special service made available to shareholders whenever possible. The offer of this service, however, does not bind the Funds to meet any redemption request by wire or in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to any shareholder or other party for a redemption payment which meets the requirements of the 1940 Act but which may not for any reason be processed on an expedited basis as described in this section.

Contingent Deferred Sales Charge

The Funds do not impose either a front-end sales charge or a contingent deferred sales charge. If, however, the shares redeemed are shares acquired by exchange from another of the Franklin Templeton Funds which would have assessed a contingent deferred sales charge upon redemption, such charge will be made by the Fund, as described below. The 12-month contingency period will be tolled (or stopped) for the period such shares are exchanged into and held in the Fund.

In certain Franklin Templeton Funds, in order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to certain redemptions made by those investors within 12 months of the calendar month of such investments. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by Distributors. In determining if a charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) Shares representing amounts attributable to capital appreciation; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than 12 months. Shares subject to a contingent deferred sales charge will then be redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

Requests for redemptions for a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are generally offered to the public with a sales charge (which may differ in timing and/or amount). If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for Class I shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges.

Shares of a Fund acquired other than pursuant to the exchange privilege, or the reinvestment of dividends with respect to such shares, may be exchanged at the offering price of other Class I shares of the Franklin Templeton Funds. Such offering price includes the applicable sales charge of the fund into which the shares are being exchanged. The prospectuses for all investment companies in the Franklin Templeton Funds which are normally sold with a sales charge allow certain institutional investors to purchase Class I shares at net asset value (without a sales charge). These institutional investors include government entities, employee benefit plans, trust companies and bank trust departments. Such exchanges will be effected as follows:

(a) From a Fund into any other series of the Trust. The exchange will be effected at net asset value next computed after the exchange request is received prior to 11:15 a.m. Pacific time with respect to the Treasury Fund and 1:30 p.m. Pacific time with respect to the Late Day Fund, with payment for the purchased shares processed on the following business day when the funds are made available from the Fund.

(b) From a Fund into Class I shares of other Franklin Templeton Funds. The exchange will be effected at the respective net asset values or offering price of the funds involved next computed on the day on which the request is received in proper form prior to 11:15 a.m. Pacific time. Requests received after 11:15 a.m. will be effective at the price next computed on the following business day.

(c) From another fund in the Franklin Templeton Funds into a Fund. In order to avoid dilution of the Funds, such transactions will be handled as a liquidation from the other fund at its net asset value next computed on the day the exchange request is received in proper form prior to the time the valuation of shares for that fund is effected, generally 3:00 p.m. Pacific time for money market funds (excluding the money market funds of the Trust) and 1:00 p.m. Pacific time for non-money market funds, and a purchase of the Fund's shares on the following business day at the price computed on such following business day when the funds for the purchase are available and the purchase order is in all respects deemed to be in proper form.

The exchange privilege may be modified or discontinued by the Funds at any time upon 60 days' written notice to shareholders.


Exchanges by Mail

Requests for an exchange of shares may be made by mail. The exchange transaction will be effected upon receipt of written instructions signed by all shareholders of record. Exchanges of shares of a Fund for the Class I shares of other Franklin Templeton Funds will not involve certificates because the Funds do not issue certificates.

Exchanges by Telephone

A shareholder may exchange shares of a Fund by telephone by calling the Franklin Templeton Institutional Services Department at 1-800/321-8563. Shareholders wishing to exchange shares of a Fund in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement. In this event, shareholders should follow the other exchange procedures discussed in this section.

Timing Accounts

Accounts which are administered by allocation or market timing services to purchase or redeem shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

Restrictions on Exchanges

The Funds reserve the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of a Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Funds reserve the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

Each Fund and Distributors also, as indicated under "How to Buy Shares of the Funds," reserve the right to refuse any order for the purchase of shares.

Telephone Transactions

Shareholders of the Funds and their investment representative of record, if any, may be able to execute various transactions by calling the Franklin Templeton Institutional Services Department at 1-800/321-8563. All shareholders will be able to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, and (iv) purchase, redeem or exchange Fund shares by telephone as described in this Prospectus. Shareholders who do not wish these privileges extended to a particular account should notify the Fund or the Franklin Templeton Institutional Services Department.

Requirements for telephone transactions extend to transactions transmitted by facsimile or computer, as well as those communicated directly to a customer representative. Shareholders who elect to use the Telephone Transaction Privilege for purchases, exchanges or redemptions for trades in excess of $50,000 must first execute the Institutional Telephone Privileges Agreement included in the Funds' application or which may be obtained by calling the number above.

Verification Procedures

The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal, corporate and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Funds and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Funds and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where a Fund or Investor Services is not reasonably satisfied that the instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Funds nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

Restricted Accounts

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Funds as detailed elsewhere in this Prospectus.

Neither the Funds nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Funds at any time upon 60 days' written notice to shareholders.

Special Services

Investor Services may charge separate fees to shareholders, to be negotiated directly with such shareholders, for providing special services in connection with their accounts, such as subaccounting, processing a large number of wires, or other special handling which a shareholder may request. Such special services to certain shareholders will not increase the expenses borne by the Funds.

How to Get Information Regarding
an Investment in a Fund

Any questions or communications regarding a shareholder's account should be directed to the Franklin Templeton Institutional Services Department at 1-800/321-8563, Monday through Friday, from 6:00 a.m. to 5:00 p.m. Pacific time.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Funds or any Franklin Templeton Fund.

Fund information may be accessed by entering Fund Code 41 for the Late Day Fund and Fund Code 43 for the U.S. Treasury Fund followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

Performance

Advertisements, sales literature and communications to shareholders may contain various measures of a Fund's performance, including quotations of its current and effective yield.

Current yield, as prescribed by the SEC, is an annualized percentage rate which reflects the change in value of a hypothetical account based on the income received from a Fund during a seven-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding.

In each case, performance figures are based upon past performance and will reflect all recurring charges against a Fund's income. Such quotations will reflect the value of any additional shares purchased with dividends from the original share and any dividends declared on both the original share and such additional shares. The investment results of a Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a Fund's performance may be in any future period.

General Information

General

Government Accounting Standards Board (GASB) Statement No. 3 pertaining to Deposits with Financial Institutions provides, in paragraph 69, that investments in mutual funds should be disclosed, but not categorized.

Reports to Shareholders

The Trust's fiscal year ends June 30. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on January 15, 1985. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series or the Trust, unless otherwise permitted by the 1940 Act. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees, can, if they choose to do so, elect all of the trustees. The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the Board at their discretion or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

The Board may from time to time issue other series of the Trust, the assets and liabilities of which will likewise be separate and distinct from any other series of the Trust. Currently the Trust consists of eight separate series:
Money Market Portfolio, Franklin Late Day Money Market Portfolio, Franklin U.S. Government Securities Money Market Portfolio, Franklin U.S. Treasury Money Market Portfolio, Franklin U.S. Government Agency Money Market Fund, Franklin Institutional Adjustable U.S. Government Securities Fund, Franklin Institutional Adjustable Rate Securities Fund, and Franklin Cash Reserves Fund, each maintaining a totally separate and distinct investment portfolio.

Other Information

Certain of the programs and privileges described in this Prospectus may not be available directly from a Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account.

Confirmations

Shares for an initial investment in a Fund, as well as subsequent investments, including the reinvestment of dividends, are credited to an open share account (known as "plan balance") in the name of an investor on the books of the Fund without the issuance of a share certificate. Shareholders will receive confirmation statements each time there is a transaction which affects an account, including information on dividends reinvested or paid. These statements will also show the total number of Fund shares owned by a shareholder.

SHAREHOLDERS MAY RELY ON THE CONFIRMATION STATEMENTS IN LIEU OF CERTIFICATES WHICH ARE NOT NECESSARY. CERTIFICATES REPRESENTING SHARES OF THE FUND WILL NOT BE ISSUED.

Redemptions By the Fund

Each Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of a predetermined amount but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

Important Notice Regarding
Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, each Fund may be required to report to the IRS any taxable dividend or other reportable payment and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the shareholder Account Application/Revision. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies a Fund that the TIN furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

Each Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.




Institutional
Fiduciary Trust
Prospectus

November 1, 1995

Franklin Institutional Adjustable
U.S. Government Securities Fund

Franklin Institutional Adjustable
Rate Securities Fund


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777
1-800/321-8563



Franklin's Institutional Fiduciary Trust (the "Trust") is an open-end management investment company consisting of eight separate and distinct series. This Prospectus relates only to the Franklin Institutional Adjustable U.S. Government Securities Fund (the "Adjustable U.S. Government Fund") and Franklin Institutional Adjustable Rate Securities Fund (the "Adjustable Rate Securities Fund") (also the "Fund" or "Funds"), two no-load diversified series of the Trust.

The investment objective of each Fund is to seek a high level of current income, consistent with lower volatility of principal. EACH FUND, UNLIKE MOST FUNDS WHICH INVEST DIRECTLY IN SECURITIES, SEEKS TO ACHIEVE ITS OBJECTIVES BY INVESTING ITS ASSETS IN THE SHARES OF ANOTHER INVESTMENT COMPANY (THE "MASTER FUND") WHOSE INVESTMENT OBJECTIVE IS IDENTICAL TO THAT OF SUCH FUND (A "FEEDER FUND"). THE MASTER FUND, IN TURN, INVESTS ALL OF ITS ASSETS IN THE SAME TYPE OF SECURITIES IN WHICH THE FEEDER FUND IS AUTHORIZED TO INVEST.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information ("SAI") concerning the Funds, dated November 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Funds or the Funds' principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), by mail at the above address or by calling the telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Adjustable U.S. Government Fund seeks to achieve its objective by investing all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the "Mortgage Portfolio"), a separate series of the Adjustable Rate Securities Portfolios, whose investment objective is identical to that of the Fund. The Mortgage Portfolio in turn invests primarily in adjustable rate mortgage securities ("ARMS") created from pools of adjustable rate mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Adjustable Rate Securities Fund seeks to achieve its objective by investing all of its assets in the Adjustable Rate Securities Portfolio (the "Securities Portfolio"), a separate series of the Adjustable Rate Securities Portfolios, whose investment objective is identical to that of the Fund. The Securities Portfolio in turn invests primarily in adjustable rate securities, including ARMS, which are issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, collateralized by or representing an interest in mortgages created from pools of adjustable rate mortgages, and other adjustable rate asset backed securities (collectively "ARS"). All securities purchased by the Securities Portfolio will be rated at least AA by Standard & Poor's Corporation ("S&P") or Aa by Moody's Investors Service ("Moody's"), two nationally recognized statistical rating organizations, or if unrated, will be deemed to be of comparable quality by its investment manager.

The Funds are designed for institutional investors such as corporations, banks, thrifts, credit unions, government authorities and agencies, and trust companies for investment of their own capital and of monies held in accounts for which they act in a fiduciary, advisory, agency, custodial, or other similar capacity where such institution by law, regulation, charter or stated policy is prohibited from investing in a fund with a Distribution Plan pursuant to Rule 12b-1 (a "12b-1 Plan") under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of each Fund may be purchased at net asset value with no sales charge by qualified investors who have, or will have, after purchase of shares of the Funds, at least $5,000,000 invested in the Franklin Group of Funds(R) or the Templeton Group ($1,000,000 for qualified bank trust departments and trust companies). There can, of course, be no assurance that the Funds' objectives will be achieved.

This Prospectus is intended to set forth in a clear and concise manner information about the Funds that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the Funds at the address shown on the cover.

ContentsPage

Expense Table                     4

Financial Highlights              5

About the Trust                   6

Investment Objective and
 Policies of each Fund            6

Administration of the Funds      20

Distributions to Shareholders    21

Taxation of the Funds
 and Their Shareholders          22

How to Buy Shares of the Funds   23

Exchange Privilege               25

Telephone Transactions           27

How to Sell Shares of the Funds  28

Valuation of Shares of the Funds 30

How to Get Information Regarding
 an Investment in the Funds      31

Performance                      31

General Information              32

Important Notice Regarding
 Taxpayer IRS Certifications     33

Portfolio Operations             33
Expense Table

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in each Fund. The figures are based on aggregate annual operating expenses of each Fund, before fee waivers and expense reductions, for fiscal year ended June 30, 1995, including those attributable to the Portfolio in which each Fund invests its assets.

                                                 Adjustable U.S.     Adjustable Rate
                                                 Government Fund     Securities Fund

 Shareholder Transaction Expenses
 Exchange Fee                                          $5.00+               $5.00+
 Annual Operating Expenses
 (as a percentage of average net assets)
 Management and Administration Fees                     0.45%*               0.45%*
 Other Expenses                                         0.09%                0.14%
 Total Operating Expenses                               0.54%*               0.59%*


+$5.00 fee is imposed only on Timing Accounts, as described under "Exchange Privilege." All other exchanges are processed without a fee.

*For fiscal year ended June 30, 1995, Franklin Advisers, Inc. ("Advisers"), the Funds' administrator and the Portfolios' investment manager, agreed in advance to waive all or a portion of the administration fees for each Fund, as well as the management fees for each Portfolio and to make certain payments to reduce expenses of the Adjustable Rate Securities Fund. With these waivers and expense reductions, total expenses of each Fund were as follows:

                                       Adjustable U.S.   Adjustable Rate
                                       Government Fund   Securities Fund
   Management and Administration Fees        0.14%            0.20%
   Total Operating Expenses                  0.23%            0.31%

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with a shareholder's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses that apply to a $1,000 investment in the Fund over various time periods assuming
(1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                       1 year 3 years 5 years   10 years

      Adjustable U.S. Government Fund   $6     $17      $30      $68
      Adjustable Rate Securities Fund   $6     $19      $33      $74

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES OF EACH FUND, BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by each Fund and only indirectly by shareholders as a result of their investment in a Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but each Fund's actual return may be more or less than 5%.

The above table summarizes the aggregate fees and expenses incurred by each Fund and the Portfolio in which each invests. The Board of Trustees of the Trust (the "Board") considered the aggregate fees and expenses to be paid by both the Fund and the respective Portfolio under each Fund's policy of investing all of its assets in shares of the respective Portfolio, and fees and expenses the Fund would have paid if it invested directly in the various types of securities. Because this arrangement enables eligible institutional investors, including the Funds and other investment companies, to pool their assets, which may be expected to result in the achievement of a variety of operating economies, the Board concluded that the aggregate expenses of each Fund and the respective Portfolio were expected to be lower than the expenses that would be incurred by the Funds if each invested directly in the various types of securities, although there is no guarantee or assurance that asset growth and lower expenses will be recognized. Advisers has agreed to limit expenses so that in no event will shareholders of the Funds incur higher expenses than if each invested directly in the various types of securities. Further information regarding each Fund's and the respective Portfolio's fees and expenses is included under "Administration of the Funds."


Financial Highlights

Set forth below is a table containing the financial highlights for a share of each Fund from the effective date of its registration through the fiscal year ended June 30, 1995. This information has been audited by Coopers & Lybrand, L.L.P., independent auditors, whose audit report appears in the financial statements in the Funds' Annual Report to Shareholders dated June 30, 1995. See the discussion "Report to Shareholders" under "General Information" in this Prospectus.




                           Per Share Operating Performance                                       Ratios/Supplemental Data

        Net Asset             Net Realized            Distributions Net Asset        Net Assets    Ratio of    Ratio of
 Year   Value at      Net    & Unrealized  Total From   From Net    Value at         at End of    Expenses    Net Income   Portfolio
 Ended  Beginning Investment  Gain (Loss)  Investment  Investment   End of   Total     Year      to Average   to Average   Turnover
June 30 of Year    Income    on Securities Operations   Income      Year    Return+ (in 000's)  Net Assets3,4 Net Assets     Rate

Adjustable U.S. Government Fund:

19921    $10.00  $.373       $(.010)       $.363        $(.373)     $9.99      3.70%  $1,265,392     .35%*        6.24%*     62.79%
1993       9.99   .480        (.130)        .350         (.480)      9.86      4.01      861,311     .35          4.89       66.55
1994       9.86   .360        (.467)       (.107)        (.353)      9.40     (1.11)      51,738     .07          3.49       29.47
1995       9.40   .551        (.155)        .396         (.546)      9.25      4.41       25,020     .23          5.81       14.86

Adjustable Rate Securities Fund:
19922     10.00   .239         .040         .279        (.239)      10.04      2.82            -       -          7.13*          -
1993      10.04   .559              -       .559        (.559)      10.04      5.72       44,734       -          5.56       74.77
1994      10.04   .437        (.270)        .167        (.437)       9.77      1.65       31,198     .25          4.32      197.22
1995       9.77   .589         .010         .599        (.539)       9.78      6.35        8,596     .31          5.84       12.44

*Annualized

+Total return measures the change in value of an investment over th years indicated. It is not annualized. It assumes reinvestment of dividends and capital gains, if any, at net asset value

1For the period November 1, 1991 (effective date of registration) to June 30,
1992

2For the period January 3, 1992 (effective date of registration) to June 30,
1992

3Includes the Funds' share of the Portfolio's allocated expenses

4During the years indicated, Advisers agreed in advance to waive a portion of its administration and management fees and made payments of other operating expenses of the Funds and the Portfolios. Without these waivers and expense reductions, the Funds' ratios of expenses to average net assets would have been as follows:

                                                          Ratio of Expenses
                                                        to Average Net Assets

Adjustable U.S. Government Fund:
         19921                                                 .49%*
         1993                                                  .46
         1994                                                  .45
         1995                                                  .54

Adjustable Rate Securities Fund:
         19922                                                 .69*
         1993                                                  .60
         1994                                                  .50
         1995                                                  .59



About the Trust

The Trust, organized as a Massachusetts business trust on January 15, 1985, is an open-end management investment company, or mutual fund, and has registered as such under the 1940 Act. The Fund is a diversified series of the Trust.

Shares of each Fund may be purchased at net asset value (without a sales charge) by qualified investors who have, or will have, after the purchase of shares of a Fund, at least $5,000,000 invested in the Franklin Group of Funds(R) or the Templeton Group ($1,000,000 for qualified bank trust departments and trust companies.) (See "How to Buy Shares of the Funds.")

Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Funds - Rights of Accumulation/Letter of Intent Regarding Other Funds" currently offer their shares in two "classes," designated "Class I" and "Class II." Classes of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes. Shares of the Funds may be considered Class I shares for purposes of the programs and privileges discussed in this Prospectus.


Investment Objective
and Policies of each Fund

The investment objective of each Fund is to seek a high level of current income, consistent with lower volatility of principal. The Adjustable U.S. Government Securities Fund pursues its investment objective by investing all of its assets in the Mortgage Portfolio which has the same investment objective and policies as that of the Fund. The Adjustable Rate Securities Portfolio pursues its investment objective by investing all of its assets in the Securities Portfolio which has the same investment objective and policies as that of the Fund.

The Portfolios are separate diversified series of the Adjustable Rate Securities Portfolios (an open-end management investment company managed by Advisers) whose shares are acquired by the feeder funds at net asset value with no sales charge. Accordingly, an investment in a Fund is an indirect investment in its respective Portfolio.

Special Information Regarding the
Funds' Master/Feeder Fund Structure

The investment objectives of both the Funds and the Portfolios are fundamental and may not be changed without shareholder approval. Each Fund has invested all of its assets in the respective Portfolios since inception. The investment policies described herein include those followed by the Portfolio in which each Fund invests. Information on administration and expenses is included under "Administration of the Funds." See the SAI for information regarding each Fund's and Portfolio's investment restrictions.

An investment in a Fund may be subject to certain risks due to the Funds' structure, such as the potential that upon redemption by other future shareholders in the Portfolios, the Funds' expenses may increase or economies of scale which have been achieved as a result of the structure may be diminished. Institutional investors in the Portfolios that have a greater pro rata ownership interest in the Portfolios than that of the Funds could have effective voting control over the operation of the Portfolios. Further, in the event that the shareholders of the Funds do not approve a proposed future change in a Fund's objective or fundamental policies, which has been approved for the Portfolio in which that Fund invests, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies. In addition, a Fund may withdraw its investment in the Portfolio at any time, if the Board considers that it is in the best interests of that Fund to do so. Upon any such withdrawal, the Board would consider what action to take, including the investment of all of the assets of a Fund in another pooled investment entity having the same investment objective and policies as that Fund, or the hiring of an investment adviser to manage the Fund's investments. Either circumstance may cause an increase in expenses for that Fund. Further, the Funds' structure is a relatively new format, which often results in certain operational and other complexities. However, the Franklin organization was one of the first mutual fund complexes in the country to implement such a structure and the trustees do not believe that the additional complexities outweigh the benefits to be gained by shareholders.

Currently, Franklin Investors Securities Trust has two series which may invest in the two separate series of the Adjustable Rate Securities Portfolios both of which are offered at the public offering price (which includes a sales charge). It is possible that in the future, other funds in the Franklin Group of Funds(R) may be created which may likewise invest in one or more series of the Adjustable Rate Securities Portfolios. The Funds or Distributors will forward to any interested shareholder additional information, including a prospectus and SAI, if requested, regarding such other investment companies through which they may make investments in the Portfolios. Any such funds may be offered at net asset value or with variable sales charges; thus, an investor in such fund may experience a different return from an investor in another fund which invests also exclusively in the Portfolio.

The Portfolios are series of the Adjustable Rate Securities Portfolios, a management investment company which was organized as a Delaware business trust on February 15, 1991. The Adjustable Rate Securities Portfolios is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share. All shares have one vote and, when issued, are fully paid, non-assessable, and redeemable. The Adjustable Rate Securities Portfolios issues shares in two separate series; however, additional series may be added in the future by the Board of Trustees of The Adjustable Rate Securities Portfolios, the assets and liabilities of which will be separate and distinct from any other series.

Whenever a Fund, as an investor in the Portfolio, is asked to vote on a matter relating to that Portfolio, the Trust, on behalf of the Fund, will hold a meeting of that Fund's shareholders and will cast its votes in the same proportions as the Fund's shareholders have voted.

The Advantages of Investing in the Funds

The Adjustable U.S. Government Fund enables its shareholders to invest easily, without a sales charge or distribution plan expenses, in mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Any such guarantee will extend to the payment of interest and principal due on the mortgage securities and will not provide any protection from fluctuations in the market value of such mortgage securities. However, the Fund believes that by investing in the Mortgage Portfolio, which in turn invests primarily in mortgage securities providing for variable rates of interest, it will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest.

The Adjustable Rate Securities Fund enables its shareholders, in effect, to invest easily without a sales charge or distribution plan expenses in ARS which are rated at least AA by S&P or Aa by Moody's, or if unrated, deemed to be of comparable quality by the Securities Portfolio's investment manager or, such ARS which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Adjustable Rate Securities Fund believes that by investing in the Securities Portfolio, which in turn invests primarily in ARS which provide for variable rates of interest, it will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in securities paying a fixed rate of interest.

Principal payments received on each Portfolio's mortgage securities will be reinvested by the Portfolio in other securities. Such securities may have a higher or lower yield than the mortgage securities already held by the Portfolio, depending upon market conditions.

An investment in a Fund provides liquidity for the investor, who may redeem any portion of the shares at the current net asset value at any time in accordance with procedures described under the caption "How to Sell Shares of the Funds." An investment in a Fund may be a permissible investment for banks, credit unions, and thrifts, as well as state and local government authorities and agencies. HOWEVER, INVESTORS WHOSE INVESTMENT AUTHORITY IS RESTRICTED BY APPLICABLE LAW OR REGULATION SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF A FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into a Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or Advisers on arbitrage rebate calculations.

Description of Securities
in Which the Portfolios May Invest

The Portfolios and the Funds have adopted substantially similar investment policies; however, the Portfolios follow the policies through direct investments and the Funds follow the policies indirectly by investing in the respective Portfolios.

The Mortgage Portfolio pursues its objective by investing primarily (at least 65% of its total assets) in ARMS or other securities collateralized by or representing an interest in mortgages (collectively, "mortgage securities"), which have interest rates resetting at periodic intervals. All such mortgage securities in which the Mortgage Portfolio invests will be issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition to these mortgage securities, the Mortgage Portfolio may invest up to 35% of its total assets in (a) notes, bonds and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Small Business Administration, (b) obligations of or guaranteed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such obligations, and (c) time and savings deposits in commercial or savings banks or in institutions whose accounts are insured by the FDIC. There is, of course, no assurance that the investment objective will be achieved. As the value of the Portfolio's securities holdings fluctuate, the Portfolio's net asset value per share will also fluctuate.

The Securities Portfolio pursues its objective by investing primarily (at least 65% of its total assets) in ARS which are issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, collateralized by or representing an interest in mortgages, and other adjustable rate asset backed securities which have interest rates resetting at periodic intervals. All securities in which the Securities Portfolio invests will be rated at least AA or Aa by S&P or Moody's, respectively or, if unrated, will be deemed to be of comparable quality by the Portfolio's investment manager. Non-governmental issuers of the ARMS in which the Securities Portfolio may invest include commercial banks, savings and loan institutions, insurance companies, including private mortgage insurance companies, mortgage bankers, mortgage conduits of investment banks, finance companies, real estate companies and private corporations and others so long as they are consistent with the Securities Portfolio's investment objective ("private mortgage securities"). Such private mortgage securities which are not issued or guaranteed by the U.S. government are generally structured with one or more types of credit enhancement. The Securities Portfolio may from time to time increase its investments by borrowing from banks (see "Borrowing" for further information.) In addition, the Securities Portfolio may invest up to 35% of its total assets in the following fixed rate securities: (a) notes, bonds and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Small Business Administration, (b) obligations of or guaranteed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such obligations, (c) asset-backed and mortgage-backed securities issued by private and government entities, including fixed-rate asset-backed and mortgage-backed securities, and (d) time and savings deposits in commercial or savings banks or in institutions whose accounts are insured by the FDIC. Investments in savings deposits are considered illiquid and are further restricted as noted under "Other Permitted Investments." Investments in fixed rate securities generally decline in value during periods of rising interest rates and conversely, increase in value when interest rates fall. To the extent any Portfolio assets are invested in such fixed rate securities, the Portfolio's values will be more sensitive to interest rate changes than if it were fully invested in adjustable rate securities. There is, of course, no assurance that the Portfolio's investment objective will be achieved. As the value of the Portfolio's securities holdings fluctuate, the Portfolio's net asset value per share will also fluctuate.

The Characteristics of the Mortgage
Securities in Which the Portfolios May Invest

Adjustable Rate Mortgage Securities. ARMS, like traditional mortgage securities, are interests in pools of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The dominant issuers or guarantors of mortgage securities today are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates mortgage securities from pools of government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Non-governmental issuers of mortgage pools may be the originators of the underlying mortgage loans as well as the guarantors of the private mortgage securities. The Mortgage Portfolio will not invest in private mortgage securities.

The adjustable interest rate feature of the mortgages underlying the mortgage securities in which the Portfolios invest generally will act as a buffer to reduce sharp changes in a Portfolio's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying a Portfolio's investments are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of the securities held by the Portfolios will remain relatively stable as compared to fixed-rate instruments and should cause the net asset value of a Portfolio to fluctuate less significantly than it would if a Portfolio invested in more traditional long-term, fixed-rate debt securities.

During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate. This may result in possibly a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sold their shares of a Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates. A portion of the ARMS in which the Securities Portfolio may invest may not reset for up to five years. During periods of extreme fluctuation in interest rates, a Fund's net asset value will fluctuate as well. Since most mortgage securities held by the Portfolios will generally have annual reset caps of 100 to 200 basis points, short-term fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, adjustable rate mortgage securities allow the Portfolios to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolios generally will be able to reinvest such amounts in securities with a higher current rate of return. The Portfolios, however, will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgage securities held as investments by the Portfolios to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, the Portfolios' net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Portfolios. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other mortgage backed securities, interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between ARMS and fixed-rate mortgages is that for certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics which are unique to adjustable rate mortgages that the Funds believe make them attractive investments in seeking to accomplish the Funds' objective.

Many mortgage securities which are issued or guaranteed by GNMA, FHLMC, or FNMA ("Certificates") are called pass-through Certificates because a pro-rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Portfolio). The principal and interest on GNMA securities are guaranteed by GNMA which guarantee is backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government; however, they are generally considered to offer minimal credit risks. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the prepayment risk. (See "Risks of Mortgage Securities.")

The Securities Portfolio may also invest in pass-through Certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's quality standards. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Portfolio's quality standards.

The Securities Portfolio expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the Portfolio's objective, policies and quality standards, consider making investments in such new types of securities.

Adjustable Rate Securities. ARS are debt securities with interest rates which, rather than being fixed, are adjusted periodically pursuant to a pre-set formula and interval. As stated above, the Securities Portfolio will invest primarily in ARS. The interest paid on ARS and, therefore, the current income earned by the Portfolio by investing in such securities, will be a function primarily of the indexes upon which adjustments are based and the applicable spread relating to such securities. (See the discussion of "Resets" herein).

The interest rates paid on ARS are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to sixty months. The degree of volatility in the market value of the securities held by the Portfolio and of the net asset value of the Portfolio shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indexes. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The Portfolio does not seek to maintain an overall average cap or floor, although the Portfolio's investment manager will consider caps or floors in selecting ARS for the Portfolio.

While the Portfolio does not attempt to maintain a constant net asset value per share, during periods in which short-term interest rates move within the caps and floors of the securities held by the Portfolio, the fluctuation in market value of the ARS in the portfolios is expected to be relatively limited, since the interest rate on the Portfolio's ARS will generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in short-term interest rates, the value of the Portfolio's holdings may fluctuate more substantially since the caps and floors of its ARS may not permit the interest rate to adjust to the full extent of the movements in short-term rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent such securities from adjusting to prevailing rates over the term of the loan. In this circumstance, the market value of the ARS may be substantially reduced with a corresponding decline in the Portfolio's net asset value.

See the "Asset-Backed Securities" herein for a discussion of the Portfolio's investment in adjustable rate asset-backed securities.

Risks of Adjustable Rate Securities

ARS have several characteristics that should be considered before investing in the Adjustable Rate Securities Fund. As indicated above, the interest rate reset features of ARS held by the Securities Portfolio will reduce the effect on the net asset value of the Portfolio shares caused by changes in market interest rates. The market value of ARS and, therefore, the Portfolio's net asset value, however, may vary to the extent that the current interest rate on such securities differs from market interest rates during periods between the interest reset dates. A portion of the ARS in which the Portfolio may invest may not reset for up to five years. These variations in value occur inversely to changes in the market interest rates. Thus, if market interest rates rise above the current rates on the securities, the value of the securities will decrease; conversely, if market interest rates fall below the current rate on the securities, the value of the securities will rise. If investors in the Fund sold their shares during periods of rising rates before an adjustment occurred, such investors may suffer some loss. The longer the adjustment intervals on ARS held by the Portfolio, the greater the potential for fluctuations in the Portfolio's net asset value.

Investors in the Fund will receive increased income as a result of upward adjustments of the interest rates on ARS held by the Portfolio in response to market interest rates. The Fund and its shareholders, however, will not benefit from increases in market interest rates once such rates rise to the point where they cause the rates on such ARS to reach their maximum adjustment date, annual or lifetime caps. In addition, because of their interest rate adjustment feature, ARS are not an effective means of "locking-in" attractive interest rates for periods in excess of the adjustment period.

The largest class of ARS in which the Fund will invest is ARMS which possesses unique risks. For example, in the case of privately issued ARMS where the underlying mortgage assets carry no agency or instrumentality guarantee, the mortgagors on the loans underlying ARMS are often qualified for such loans on the basis of the original payment amounts. The mortgagor's income may not be sufficient to enable them to continue making their loan payments as such payments increase, resulting in a greater likelihood of default. Conversely, any benefits to the Fund and its shareholders from an increase in the Portfolio's net asset value caused by falling market interest rates is reduced by the potential for a decline in the interest rates paid on ARS held by the Portfolio. In this regard, the Fund is not designed for investors seeking capital appreciation.

Collateralized Mortgage Obligations ("CMOs"), Real Estate Mortgage Investment Conduits ("REMICs") and Multi-Class Pass-throughs. These are debt obligations which are collateralized by mortgage loans or mortgage pass-through securities. Such securities may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. The Mortgage Portfolio will not invest in privately issued CMOs except to the extent that it invests in the securities of entities that are instrumentalities of the U.S. government. CMOs and REMICs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. CMOs, REMICs and multi-class pass-through securities (collectively CMO unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government or by private organizations. CMOs purchased by the Mortgage Portfolio may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate tranche (which is discussed in the next paragraph) and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating rate CMOs," will be deemed to be treated as ARMS by the Portfolio. Floating rate CMOs may be backed by fixed rate or adjustable rate mortgages; to date, fixed rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime "caps," on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages which collateralize the REMICs in which the Portfolio may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

The Portfolios' investment manager currently intends to limit investment in fixed-rate CMOs and REMICS to planned amortization classes ("PACs") and sequential pay classes. A PAC is retired according to a payment schedule in order to have a stable average life and yield even if expected prepayment rates change. Within a specified broad range of prepayment possibilities, the retirement of all classes is adjusted so that the PAC bond amortization schedule will be met. Thus PAC bonds offer more predictable amortization schedules at the expense of less predictable cash flows for the other bonds in the structure. Within a given structure, the Portfolio currently intends to buy the PAC bond with the shortest remaining average life. A sequential pay CMO is structured so that only one class of bonds will receive principal until it is paid off completely. Then the next sequential pay CMO class will begin receiving principal until it is paid off. The Portfolios currently intend to buy sequential pay CMO securities in the class with the shortest remaining average life.

Yields on privately-issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. The risk of loss due to default on such instruments, however, is higher since they are not guaranteed by the U.S. government. The trustees of the Adjustable Rate Securities Portfolios believe that accepting the risk of loss by the Securities Portfolio relating to privately issued CMOs that the Portfolio acquires is justified by the higher yield the Portfolio will earn in light of the historic loss experience on such instruments. The Portfolio will not invest in subordinated privately issued CMOs.

To the extent any privately issued CMOs and REMICs in which the Securities Portfolio invests are considered by the SEC to be investment companies, the Portfolio will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Resets. The interest rates paid on the ARS and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index although some may have intervals as long as five years. There are several main categories of indices: those based on U.S. Treasury securities; those derived from a calculated measure such as a cost of funds index; those based on LIBOR; and those based on a moving average of mortgage rates. Commonly utilized indices include the one-, three- and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three-, six-month or one-year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMS and CMOs will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. The stripped mortgage securities in which the Portfolios may invest will only be issued or guaranteed by the U. S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios invests.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by a Portfolio. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage securities are purchased and sold by institutional investors, such as the Funds, through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all such securities. Accordingly, some of these securities may generally be illiquid. The staff of the SEC (the "Staff") has indicated that only government-issued IO or PO securities which are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board may, in the future, adopt procedures which would permit the Fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Fund's net assets. Such position may be changed in the future, without notice to shareholders, in response to the Staff's continued reassessment of this matter as well as to changing market conditions.

Up to 5% of each Portfolio's assets may be invested in structured notes such as inverse floaters and super floaters. See the SAI for further information.

Risks of Mortgage Securities

The mortgage securities in which the Portfolios invest differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. The fixed-rate mortgage securities in which the Portfolio may invest are generally more exposed to this "prepayment risk" than adjustable rate mortgage securities. The fixed-rate mortgage securities in which the Portfolio may invest are generally more exposed to this "prepayment risk" than adjustable rate mortgage securities.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage securities, however, while having less risk of a decline during periods of rapidly rising rates, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent market interest rates increase beyond the applicable cap or maximum rate on an adjustable rate mortgage security or beyond the coupon rate of a fixed-rate mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmentally issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to the Portfolio's limit with respect to investment in illiquid securities, as more fully described under "Illiquid Securities."

Asset-Backed Securities

In addition to the above types of securities, the Securities Portfolio may invest in asset-backed securities, including adjustable rate asset-backed securities, which have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, include assets such as receivables on home equity and credit card loans, and receivables regarding automobiles, mobile home and recreational vehicle loans and leases. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to the CMO structure). The Securities Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayment.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interests in the related collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities. For further discussion concerning the risks of investing in asset-backed securities, see the SAI.

Other Investment Policies

Repurchase Agreements. The Portfolios may engage in repurchase transactions, in which a Portfolio purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolio in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Portfolio might also incur disposition costs in liquidating the collateral. The Portfolios however, intend to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Portfolios' investment manager. A repurchase agreement is deemed to be a loan by a Portfolio under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Portfolio by a custodian approved by the Portfolio's Board of Trustees and will be held pursuant to a written agreement.

When-Issued and Delayed Delivery Transactions. The Portfolios may purchase U.S. government obligations on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which a Portfolio purchases securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. Purchases of U.S. government securities on a when-issued or delayed delivery basis are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was effected. Although a Portfolio will generally purchase U.S. government securities on a when-issued basis with the intention of holding such securities, it may sell such securities before the settlement date if it is deemed advisable. When a Portfolio is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Portfolios rely on the seller to complete the transaction. The other party's failure to do so may cause a Portfolio to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Portfolios are not subject to any percentage limit on the amount of their assets which may be invested in when-issued purchase obligations.

Illiquid Securities. It is the policy of each Portfolio that illiquid securities (a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, repurchase agreements of more than seven days duration) may not constitute, at the time of purchase or at any time, more than 10% of the value of the total net assets of the Portfolio.

Borrowing. Neither Fund borrows money or mortgages or pledges any of the assets of the Fund except that each may borrow from banks for temporary or emergency purposes up to 20% of its total assets and pledge its assets in connection therewith. The Adjustable U.S. Government Fund may not, however, purchase any portfolio securities (additional shares of the Mortgage Portfolio) while borrowings representing more than 5% of its total assets are outstanding.

The Securities Portfolio may from time to time increase its investments by borrowing from banks. Borrowings may be secured or unsecured, and at fixed or variable rates of interest. The Portfolio will borrow only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of its borrowings. If the Portfolio does not meet the 300% test, it will be required to reduce its debt within three business days to the extent necessary to meet that test. This may require the Portfolio to sell a portion of its investments at a disadvantageous time.

The Securities Portfolio will borrow when its investment manager believes it is advantageous to do so. Borrowing for investment purposes is a speculative investment technique known as leveraging. When the Portfolio leverages its assets, the net asset value of the Portfolio may increase or decrease at a greater rate than would be the case if the Portfolio were not leveraged. The interest payable on the amount borrowed increases the Securities Portfolio's expenses (and thus reduces the income to the Fund), and if the appreciation and income produced by the investments purchased with the borrowings exceed the cost of the borrowing, the investment performance of the Portfolio will be reduced by leveraging.

Mortgage Dollar Rolls. The Portfolios may enter into mortgage "dollar rolls" in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position.

Loans of Portfolio Securities. Consistent with procedures approved by the Board of Trustees of the Adjustable Rate Securities Portfolios and subject to the following conditions, the Portfolios may lend their portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Portfolio's respective total assets at the time of the most recent loan. The borrower must deposit with the Portfolios' custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. Such collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Portfolios engage in security loan arrangements with the primary objective of increasing the Portfolios' income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Portfolios continue to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Other Permitted Investments. Other permitted investments include: obligations of the U.S. government; notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, Small Business Administration; and time and savings deposits (including fixed or adjustable rate certificates of deposit) in commercial or savings banks or in institutions whose accounts are insured by the FDIC and other securities which are consistent with the Portfolios' investment objectives. Each Portfolio's investments in savings deposits are generally deemed to be illiquid and will, together with any other illiquid investments, not exceed 10% of each Portfolio's total net assets. Each Portfolio's investments in time deposits will not exceed 10% of its total assets.

Derivatives. The Funds may use certain types of instruments, sometimes referred to as "derivatives," to help it (a) manage risks relating to interest rates, currency fluctuations and other market factors; (b) increase liquidity and/or
(c) invest in a particular stock or bond in a more efficient or less expensive way. Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, such as stock prices or indices of securities, interest rates, currency exchange rates, or commodity prices. The Funds invest in the following instruments, some, all or the component parts of which might be considered derivatives: CMOs, REMICs, multi-class pass-throughs, stripped mortgage securities and other asset-backed securities, uncovered mortgage dollar rolls, structured notes. These instruments and their risks are discussed above; the Funds will not necessarily use the instruments or investment strategies to the full extent permitted unless the investment manager believes that doing so will help the Funds reach their objectives, and not all instruments or strategies will be used at all times.

Temporary Defensive Positions. When maintaining a temporary defensive position, the Portfolios may invest their assets, without limit, in U.S. government securities, certificates of deposit of banks having total assets in excess of $5 billion, and repurchase agreements.

Investment Restrictions

Each Portfolio is subject to a number of additional investment restrictions, some of which, like each Portfolio's investment objective and investment policies, have been adopted as fundamental policies of each Portfolio and may only be changed with the approval of a majority of the outstanding voting securities of that Portfolio. A list of these restrictions and more information concerning the policies are discussed in the SAI .

How Shareholders Participate in the
Results of the Funds' Activities

The assets of each Fund are invested (through its respective Portfolio) in portfolio securities. If the securities owned by that Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Funds.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of a Fund's shares will fluctuate with movements in the broader equity and bond markets, as well. In particular, changes in interest rates will affect the value of each Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany inflation and/or a growing economy are likely to have a negative effect on the value of each Fund's shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.


Administration of the Funds

The Board has the primary responsibility for the overall management of the Trust, and the Funds, and for electing the officers of the Trust who are responsible for administering the day to day operations of all series of the Trust. The officers and trustees of the Trust are also officers and trustees of the Adjustable Rate Securities Portfolios. For information concerning the officers and trustees of the Trust and the Adjustable Rate Securities Portfolios, see "Trustees and Officers" in the SAI. The Board, with all of the disinterested trustees as well as interested trustees voting in favor, have adopted written procedures designed to deal with potential conflicts of interest which may arise from the fact of having the same persons serving on each trust's Board of Trustees. The procedures call for an annual review of each Fund's relationship with the respective Portfolio, and in the event a conflict is deemed to exist, the Board may take action, up to and including the establishment of a new Board. The Board has determined that there are no conflicts of interest presented by this arrangement at the present time. Further information is included in the SAI.

Advisers serves as the Funds' administrator and as the Portfolios' investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly-owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $76 billion.

Pursuant to administration agreements for the Funds, Advisers provides various administrative, statistical, and other services which are necessary in order to conduct the Funds' business.

Each Portfolio has a management agreement with Advisers which provides for the supervision and implementation of each Portfolio's investment activities and provides certain administrative services and facilities which are necessary to conduct the Portfolios' business.

The following table includes the administration fees and total operating expenses, including expenses attributable to the Funds' investment in the Portfolios (expressed as a percentage of average daily net assets of each Fund) before and after fee waivers and expense reductions, by each Fund for the fiscal year ended June 30, 1995:

                                             Adjustable U.S. Adjustable Rate
                                            Government Fund  Securities Fund

              Management and Administration Fees
               Before Fee Waivers                  0.45%        0.45%

              Management and Administration Fees
               Paid by Each Fund                   0.14%        0.20%

              Other Expenses                       0.09%        0.14%

              Total Expenses                       0.54%        0.59%

              Total Expenses Paid After
               Fee Waivers and Expense Reductions  0.23%       0.31%

The fee waivers and expense reductions arrangements may be terminated by Advisers at any time upon notice to the Board of Trustees of the Trust and the Portfolios.

It is not anticipated that the Portfolios or the Funds will incur a significant amount of brokerage expenses because mortgage securities are generally traded in principal transactions which involve the receipt by the broker of a spread between the bid and ask prices for the securities, and not the receipt of commissions. In the event that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager would try to obtain the best execution on all such transactions. If it is felt that more than one broker would be able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Distributions to Shareholders

There are two types of distributions which the Fund may make to its shareholders:

1. Income dividends. Each Fund receives income primarily in the form of income dividends paid by the Portfolio in which it invests. This income, less the expenses incurred in operations, is a Fund's net investment income from which income dividends may be distributed. Each Fund ordinarily declares dividends from this income on each day its net asset value is calculated. Shares begin earning dividends on the date trade payment is received in accordance with the procedures set forth in "How to Buy Shares of the Funds" or, if an investor has sent a check, on the day the check is converted into federal funds (which may take two or more days depending upon the banks involved). The amount of the dividend may fluctuate from day to day depending on changes in the factors that comprise each Fund's net investment income. The Funds do not pay "interest" to their shareholders, nor is any amount of dividends or return guaranteed in any way.

Dividends are declared daily and automatically reinvested monthly in the form of additional shares of the respective Funds at the net asset value per share, generally at the close of business on the last business day of the month. Shareholders may request to have their dividends paid out monthly in cash by notifying the Fund or its transfer agent. Shareholders redeeming all their shares at any time during the month will receive all dividends to which they are entitled together with the redemption check.

2. Capital gain distributions. Distributions by each Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December and will reflect the net short-term and net long-term capital gains realized by each Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. Each Fund reserves the right to make more than one distribution derived from net short-term and net long-term capital gain in any year or to adjust the timing of these distributions for operational or other reasons. Further information on the taxation of distributions is included in the following section.


Taxation of the Funds
and Their Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information regarding taxation is included in the SAI.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, a Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends received from a Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether received in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of a Fund's shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Since each Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of any of the distributions paid by the Funds will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Funds for the fiscal year ended June 30, 1995 qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.

Each Fund will inform its shareholders of the source of their dividends and distributions at the time they are paid and will promptly, after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders should consult with their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares of a Fund and distributions and redemption proceeds received from a Fund.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from a Fund and the application of foreign tax laws to these distributions.


How to Buy Shares of the Funds

Shares of each Fund may be purchased by institutions, such as corporations, banks, thrifts, credit unions, government authorities and agencies, and trust companies, and other institutional entities where such institutions by law, regulation, charter or stated policies are prohibited from investing in a fund that charges a sales load or incurs distribution expenses pursuant to a 12b-1 Plan. In addition, in order to be eligible to invest in the Fund, an investor must have, after purchase of shares of a Fund, at least $5,000,000 (valued at the higher of cost or current value) invested in the Franklin Group of Funds(R) or the Templeton Group ($1,000,000 for trust companies and bank trust departments purchasing shares on behalf of accounts over which they exercise exclusive investment discretion.) The shares can be purchased directly from a Fund and are offered at their net asset value (with no sales charge) on a continuous basis by each Fund. Shares begin earning dividends on the date trade payment is received, provided that the Fund received notification of the trade on the previous business day. (For a description of how each Fund's shares are valued, see "Valuation of Fund Shares.") The Funds reserve the right to waive or vary the required elements of investor qualification on a case by case basis. Investments may be made in any one of the following ways:

1. By Wire:

(a) First, call the Fund at 1-800/321-8563 or 1-415/312-3600 to advise of the intention to wire funds for investment. The call must be received prior to 1:00 p.m. Pacific time to receive that day's price. Shares purchased will begin earning dividends the date trade payment is received. Each Fund will supply a wire control number for the investment on the next day. It is necessary to obtain a new wire control number every time money is wired into an account in a Fund. Wire control numbers are effective for one transaction only and may not be used more than once. Wired money which is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

(b) On the next business day, wire funds to Bank of America ABA Routing No. 121000358, for credit to either Franklin Institutional Adjustable U.S. Government Securities Fund or Franklin Institutional Adjustable Rate Securities Fund, A/C 1493304779. Be sure to include the wire control number, the investor's Franklin account number and account registration. Wired funds received by the bank and reported by the bank to the Fund by the closing of the Federal Reserve Wire System (generally 3:00 p.m. Pacific time) are available for credit on that day. Later wires are credited the following business day. In order to maximize efficient Fund management, investors are urged to place and wire their investments as early in the day as possible.

(c) If the purchase is not to an existing account, send a completed Shareholder Account Application/Revision to the Fund in which the investment is being made, at the address listed on the cover of this Prospectus, for proper credit.

2. By Mail:

(a) For an initial investment, send a completed Shareholder Account Application/Revision which is included with this Prospectus.

(b) Make the check, Federal Reserve draft or negotiable bank draft payable to either Franklin Institutional Adjustable U.S. Government Securities Fund or Franklin Institutional Adjustable Rate Securities Fund.

(c) Next, send the check, Federal Reserve draft or negotiable bank draft to the Fund in which the investment is being made, at the address listed on the cover of this Prospectus. Investments in good order (which generally means a completed application, for an initial order, along with a check which may take up to two or more days from receipt) received by the Fund prior to 1:00 p.m. Pacific time on any business day will receive the price next calculated on that day. Items received after 1:00 p.m. Pacific time will receive the price calculated on the next business day.

3. Through Securities Dealers

Although each Fund's shares are sold without a sales charge, a shareholder may invest in a Fund by purchasing shares through a securities dealer which has executed an agreement with Distributors, the Fund's principal underwriter. The use of the term "securities dealers" includes other financial institutions which pursuant to an agreement with Distributors (directly or through affiliates) handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The securities dealer may choose to wire or mail the monies accompanying an investment in the Fund. Securities dealers who process orders on behalf of their customers may charge a reasonable fee for their services. Investments made directly, without the assistance of a securities dealer, are without charge.

If investments are made through a securities dealer as noted above, Distributors may make a payment, out of its own resources, to such securities dealer. Please contact the Franklin Templeton Institutional Services Department for additional information.

Rights of Accumulation/Letter of Intent
Regarding Other Funds

The cost or current value (whichever is higher) of the shares in each Fund will be included in determining the sales charge discount to which an investor may be entitled when purchasing shares in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds, which are sold with a sales charge. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.")

Purchases of Fund shares may also be included toward the completion of a Letter of Intent with respect to any of the funds in the Franklin Templeton Funds which are sold with a sales charge. Solely for purposes of determining whether an investor will have the required amount invested in order to qualify, investments in the following accounts may be combined:

(1) all accounts registered in the name of an institution, for its own account or for accounts under exclusive investment discretion (such as trust or custodial accounts)

(2) all accounts with substantially identical ownership; for example, accounts of all 80% or more owned subsidiaries of a holding company.

The Funds must be advised in writing of all accounts which are to be linked pursuant to the foregoing.

For additional information regarding these programs, please contact the Funds' Shareholder Services Agent or the Franklin Templeton Institutional Services Department, by mail at the address set forth on the cover of this Prospectus or by telephone at 1-800/321-8563.

Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are generally offered to the public with a sales charge (which may differ in timing and/or amount). If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for Class I shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges.

Shares of a Fund acquired other than pursuant to the exchange privilege, or the reinvestment of dividends with respect to such shares, may be exchanged at the offering price of other Class I shares of the Franklin Templeton Funds. Such offering price includes the applicable sales charge of the fund into which the shares are being exchanged. The prospectuses for all mutual funds in the Franklin Templeton Funds which are normally sold with a sales charge allow certain institutional investors to purchase Class I shares at net asset value (without a sales charge). These institutional investors include government entities, employee benefit plans, trust companies and bank trust departments. Such exchanges will be effected as follows:

(a) From the Fund into a money market series of the Trust. In order to avoid dilution of the fund into which the shareholder is exchanging, such transactions will be handled as a liquidation from the Fund at its net asset value next computed after the exchange request is received in proper form prior to 1:00 p.m. Pacific time and a purchase of shares of the money market series on the following business day when the funds for the purchase are available and the purchase order is in all respects deemed to be in proper form.

(b) From a money market series of the Trust (except Franklin Late Day Money Market Portfolio for which the time is 1:30 p.m.) into the Fund. Shares of the Fund will be purchased at the net asset value next computed after the exchange request is received prior to 11:15 a.m. Pacific time, with payment for the purchased shares processed on the following business day when the funds are made available from the money market fund.

(c) From another fund in the Franklin Templeton Funds into the Fund. The exchange will be executed at their respective net asset values next computed on the day the exchange request is received in proper form prior to 1:00 p.m. Pacific time.

Exchanges by Mail

Requests for an exchange of shares may be made by mail. The exchange transaction will be effected upon receipt of written instructions signed by all shareholders of record. Exchanges of shares of the Fund for the Class I shares of other Franklin Templeton Funds will not involve certificates because the Fund does not issue certificates.

Exchanges by Telephone

A shareholder may exchange shares of the Fund by telephone by calling the Franklin Templeton Institutional Services Department at 1-800/321-8563. Shareholders wishing to exchange shares of the Fund in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions."

During periods of drastic economic or market changes, it is possible that the Telephone Exchange Privilege may be difficult to implement. In this event, shareholders should follow the other exchange procedures discussed in this section.

Retirement Plans

Retirement plan participants may be able to exercise exchange privileges in accordance with the options available under, and the requirements of, their plan and plan administrator. Retirement plan administrators may charge a fee in connection with exchanges. See "General Information - Certain Requirements Applicable to Retirement Plans."

Timing Accounts

Accounts which are administered by allocation or market timing services to purchase or redeem shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

Restrictions on Exchanges

The Funds reserve the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of a Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Funds reserve the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

Each Fund and Distributors also, as indicated under "How to Buy Shares of the Funds," reserve the right to refuse any order for the purchase of shares.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


Telephone Transactions

Shareholders of the Funds and their investment representative of record, if any, may be able to execute various transactions, including the following, by calling the Franklin Templeton Institutional Services Department at 1-800/321-8563: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer shares of a Fund in one account to another identically registered account in such Fund, and (iv) purchase, redeem or exchange shares of a Fund by telephone as described in this Prospectus. Shareholders who do not wish these privileges extended to a particular account should notify the Funds or the Franklin Templeton Institutional Services Department.

Requirements for telephone transactions extend to transactions transmitted by facsimile or computer, as well as those communicated directly to a customer representative. Shareholders who elect to use the Telephone Transaction Privilege for purchases, exchanges or redemptions for trades in excess of $50,000 must first execute the Institutional Telephone Privileges Agreement included in the Funds' application or which may be obtained by calling the number above. The Telephone Transaction options available to retirement plans are limited to those that are provided under the plan. See "General Information
- Certain Requirements Applicable to Retirement Plans."

Verification Procedures

The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal, corporate and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Funds and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Funds and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Funds or Investor Services are not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Funds nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

Restricted Accounts

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin/Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, Franklin/Templeton retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their registered investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Funds nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


How to Sell Shares of the Funds

1. By Telephone

A shareholder may redeem shares of a Fund, up to $50,000, by telephoning the Franklin Templeton Institutional Services Department at 1-800/321-8563. Shareholders wishing to redeem shares of such Fund in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions." Redemption instructions must include the shareholder's name, account number, and security identification number. The requirements for telephone transactions extend to transactions transmitted by facsimile or computer, as well as those communicated directly to a customer representative. Payment may be made by wire directly to any commercial bank previously designated by the shareholder in a shareholder Account Application/Revision.

Telephone redemption orders may not be used to direct payments to another person or to an account which was not previously designated by prior written instructions. Written instructions will be required as set forth below.

Payment for a redemption request received by 1:00 p.m. Pacific time may be transmitted by wire on the following business day. A shareholder which anticipates requesting a wire in excess of $5 million should notify the Fund promptly.

During periods of drastic economic or market changes, it is possible that the telephone redemption privilege may be difficult to implement. In this event, shareholders should follow the other redemption procedures discussed in this section.

2. By Mail

A shareholder may redeem shares by sending a letter requesting redemption to the Funds at the address shown on the cover of this Prospectus. Redemption proceeds will be mailed to the registered address, or mailed or wired to a preauthorized bank account as requested. Redemption proceeds may also be sent to another party or account as requested; however, in such cases, the signature(s) on the redemption request must be guaranteed.

To be considered in proper form, the signature(s) of all registered owners or previously designated signers must be guaranteed if the redemption request involves any of the following:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to a party other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to other than the address of record, preauthorized bank account or brokerage firm account; or

(4) the Funds or Investor Services believe that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of an account cannot be confirmed, (b) the Funds have been notified of an adverse claim, (c) the instructions received by the Funds are given by an agent, not the actual registered owner, or (d) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Funds.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Liquidation requests of corporate, partnership and trust accounts require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation, and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s), and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

For any information required about a proposed liquidation, a shareholder may call the Franklin Templeton Institutional Services Department.

General

Payment for written redemption requests will be sent within seven days after receipt of a request in proper form, except that the Funds may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase the shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it by order, for the protection of shareholders. Of course, the amount received on redemption may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the securities owned by such Fund. Redemptions may be made in kind, under certain limited conditions as discussed in the SAI .

Wiring of redemption proceeds is a special service made available to shareholders whenever possible. The offer of this service, however, does not bind the Fund to meet any redemption request by wire or in less than the seven-day period prescribed by law. Neither the Funds nor their agent shall be liable to any shareholder or other person for a redemption payment which for any reason may not be processed in the expedited manner described in this section.

Contingent Deferred Sales Charge

The Funds do not impose either a front-end sales charge or a contingent deferred sales charge. If, however, the shares redeemed are shares acquired by exchange from another of the Franklin Templeton Funds which would have assessed a contingent deferred sales charge upon redemption, such charge will be made by the Fund, as described below. The 12-month contingency period will be tolled (or stopped) for the period such shares are exchanged into and held in the Fund.

In certain Franklin Templeton Funds, in order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to certain redemptions made by those investors within 12 months of the calendar month of such investments. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by Distributors. In determining if a charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) Shares representing amounts attributable to capital appreciation; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than 12 months. Shares subject to a contingent deferred sales charge will then be redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

Requests for redemptions for a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.


Valuation of Shares of the Funds

The net asset value per share of each Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading and on which there is a sufficient degree of trading in a Fund's portfolio securities that the net asset value of the Fund's shares may be affected.

The net asset value per share for each Fund is calculated by adding the value of the portfolio holdings (i.e., shares of the Portfolio in which the Fund invests) and other assets, deducting that Fund's liabilities, and dividing the result by the number of shares outstanding for that Fund.

For the purpose of determining the aggregate net assets of a Portfolio, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Under procedures approved by the Board, the mortgage securities of the Portfolios are valued at current market value provided by a pricing service, bank or securities dealer when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined following procedures approved by the Board of Trustees of the Adjustable Securities Portfolios.


How to Get Information Regarding
an Investment in the Funds

Any questions or communications regarding a shareholder's account should be directed to the Franklin Templeton Institutional Services Department at 1-800/321-8563, Monday through Friday, from 6:00 a.m. to 5:00 p.m. Pacific time.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Funds or any Franklin Templeton Fund.

Fund information may be accessed by entering Fund Code 44 for the Adjustable U.S. Government Fund and Fund Code 45 for the Adjustable Rate Securities Fund followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service department may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


Performance

Advertisements, sales literature and communications to shareholders may contain various measures of a Fund's performance including current yield, various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect its volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. A Fund may also furnish total return quotations for other periods, based on investments at net asset value. For such purposes total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by a fund's portfolio investments; it is calculated by dividing a fund's net investment income per share during a recent 30-day period by the fund's net asset value on the last day of that period and annualizing the result.

Yield which is calculated according to a formula prescribed by the SEC (see the SAI ) is not indicative of the dividends or distributions which were or will be paid to a Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to a Fund's shareholders.

In each case performance figures are based upon past performance and reflect all recurring charges against fund income. The investment results of a Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, distribution rate or total return may be in any future period.


General Information

Reports to Shareholders

The Trust's fiscal year ends June 30. Annual Reports containing audited financial statements of the Funds, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on January 15, 1985. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution.

Shares of each series of the Trust have equal rights as to voting and vote separately as to issues affecting that series or the Trust unless otherwise permitted by the 1940 Act. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees, can, if they choose to do so, elect all of the trustees. The Trust does not intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. Whenever a Fund, as an investor in a Portfolio, is asked to vote on a fundamental policy matter relating to that Portfolio, the Trust, on behalf of the Fund, will hold a meeting of that Fund's shareholders and will cast its votes in the same proportions as the Fund's shareholders have voted. A meeting may also be called by the Board at their discretion or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

The Board may from time to time issue other series of the Trust, the assets and liabilities of which will likewise be separate and distinct from any other series of the Trust. Currently the Trust consists of eight separate series, the Money Market Portfolio, the Franklin Late Day Money Market Portfolio, the Franklin U.S. Government Securities Money Market Portfolio, the Franklin U.S. Treasury Money Market Portfolio, the Franklin Institutional Adjustable U.S. Government Securities Fund, the Franklin Institutional Adjustable Rate Securities Fund and the Franklin Cash Reserves Fund, each maintaining a totally separate and distinct investment portfolio.

Miscellaneous

Certain of the programs and privileges described in this Prospectus may not be available directly from the Funds to shareholders whose shares are held, of record, by a financial institution or in a "street name" account.

Confirmations

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gains distributions, are credited to an open share account (known as "plan balance") in the name of an investor on the books of the Fund without the issuance of a share certificate. Shareholders will receive confirmation statements quarterly to reflect dividends reinvested during the period and after each other transaction which affects the account. These statements will also show the total number of Fund shares owned by a shareholder.

SHAREHOLDERS MAY RELY ON THE CONFIRMATION STATEMENTS IN LIEU OF CERTIFICATES WHICH ARE NOT NECESSARY. CERTIFICATES REPRESENTING SHARES OF THE FUNDS WILL NOT BE ISSUED.

Redemptions by the Funds

Each Fund reserves the right to redeem shares of any shareholder whose account has a value of less than $1,000,000 ($500,000 with respect to trust companies and bank trust departments), but only where the value of such accounts has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.


Important Notice Regarding
Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, the Funds may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Account Application/Revision. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the TIN furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Funds reserve the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Funds with a certified TIN within 60 days after opening the account.


Portfolio Operations

The following persons are primarily responsible for the day to day portfolio management of the respective Portfolios in which the Funds invest and have been since inception of the Portfolios:

T. Anthony Coffey
Portfolio Manager
Franklin Advisers, Inc.

Mr. Coffey holds a bachelor of arts degree from Harvard University and a master's degree in business administration from the University of California at Los Angeles. He has been with Advisers since 1989. From 1985 to 1987 Mr. Coffey was an associate with Analysis Group. He is a member of several securities industry-related committees and associations.

Roger Bayston
Portfolio Manager
Franklin Advisers, Inc.

Mr. Bayston holds a bachelor of science degree from the University of Virginia and a master's degree in business administration from the University of California at Los Angeles. He joined Advisers in 1991, following completion of his MBA program, and was an assistant treasurer for Bankers Trust Company from 1986 to 1989.

Jack Lemein
Vice President and
Portfolio Manager
Franklin Advisers, Inc.

Mr. Lemein holds a bachelor of science degree in finance from the University of Illinois. He has been in the securities industry since 1967 and with Advisers since 1984. He is a member of several securities industry-related committees and associations.



Institutional
Fiduciary Trust
Prospectus

November 1, 1995

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777
1-800/321-8563


Franklin U.S. Government Agency
 Money Market Fund

Franklin's Institutional Fiduciary Trust (the "Trust") is an open-end management investment company consisting of eight separate and distinct diversified series. This Prospectus relates only to the Franklin U.S. Government Agency Money Market Fund (the "Fund"). The Fund is designed for institutional accounts, such as corporations, banks, savings and loan associations, trust companies and for government entities for investment of their own capital and of monies held in accounts for which they act in a fiduciary, advisory, agency, custodial, or other similar capacity, to the extent permitted by regulations pertaining to permissible investments of such entities. Shares of the Fund may not be purchased by individuals.

The investment objectives of the Fund are capital preservation and liquidity while seeking high current income consistent with capital preservation and liquidity.

This Prospectus is intended to set forth in a clear and concise manner information about the Trust and the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A Statement of Additional Information ("SAI") concerning the Trust in general and the Fund, dated November 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc., ("Distributors") at the address or telephone number shown above.

Shares of the Fund may be purchased at net asset value, with no sales charge, with a minimum initial investment of $100,000, except for states, counties, cities, and their instrumentalities, departments, agencies and authorities, which may open an account in the Fund with no minimum initial investment. There is no minimum for subsequent investments in the Fund.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus. Further information may be obtained from the underwriter.

Contents                      Page

Expense Table                     4
Financial Highlights              5
About the Fund                    5
Investment Objectives and
 Policies of the Fund             5
Management of the Fund            7
Distributions to Shareholders     9
Taxation of the Fund
 and Its Shareholders             9
How to Buy Shares of the Fund    10
Valuation of Shares of the Fund  13
How to Sell Shares of the Fund   13
Exchange Privilege               16
Telephone Transactions           17
Special Services                 19
How to Get Information Regarding
 an Investment in the Fund       19
Performance                      19
General Information              20
Important Notice Regarding
 Taxpayer IRS Certifications     21
Expense Table

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Fund, before fee waiver and expense reductions, for the fiscal year ended June 30, 1995.

 Shareholder Transaction Expenses
 Exchange Fee                                          $5.00+
 Annual Operating Expenses
  (as a percentage of average net assets)
 Management Fees                                        0.15%*
 12b-1 Fees                                             0.15%**
 Other Expenses                                         0.17%

 Total Operating Expenses 0.47%* +$5.00 fee is imposed only on Timing Accounts, as described under "Exchange Privilege." All other exchanges are processed without a fee.

*Represents the management fees before any fee waiver by the investment manager. The investment manager has agreed in advance, however, to waive all of its management fees and to make certain payments to reduce expenses of the Fund. With this fee waiver and expense reduction, the Fund paid no management fees and total operating expenses represented 0.30% of the average net assets of the Fund.

**The Board of Trustees has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Fund whereby the Fund may make payments to the investment manager for promotion and distribution expenses up to 0.30% annually of the Fund's average daily net assets. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with a shareholder's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses that apply to a $1,000 investment in the Fund over various time periods assuming
(1) a 5% annual rate of return and (2) redemption at the end of each time period.

              1 year         3 years         5 years        10 years
                $5             $15             $26             $59

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES OF THE FUND, BEFORE FEE WAIVER AND EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

Financial Highlights

Set forth below is a table containing the financial highlights for a share of the Fund. The information for the period February 8, 1994 (effective date of registration) through June 30, 1994 and the fiscal year ended June 30, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated June 30, 1995. See the discussion "Reports to Shareholders" under "General Information" in this Prospectus.





                     Per Share Operating Performance**                                          Ratios/Supplemental Data

            Net Asset                Distributions                                                     Ratio of        Ratio of
 Year        Value          Net       From Net        Net Asset                       Net Assets       Expenses        Net Income
 Ended   at Beginning    Investment   Investment       Value at        Total       at End of Year     to Average       to Average
June 30     of Year       Income       Income        End of Year      Return***       (in 000's)      Net Assets++     Net Assets

  1994+      $1.00         $.013       $(.013)          $1.00           1.31%          $ 5,065            0.40%*          3.32%*
  1995        1.00          .051        (.051)           1.00           5.22            34,285            0.30            5.39





*Annualized

**Selected data for a share of beneficial interest outstanding throughout the year.

***Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends and capital gains at net asset value.

+For the period February 8, 1994 (effective date) to June 30, 1994.

++During the periods ended June 30, 1994 and 1995, the investment manager agreed in advance to waive its management fees and made payments of other expenses incurred by the Fund. Had such action not been taken, the ratio of expenses to average net assets would have been 1.43% (annualized) and 0.47%, respectively.


About the Fund

The Trust, organized as a Massachusetts business trust in January 1985, is an open-end management investment company, or mutual fund, and has registered with the SEC under the Investment Company Act of 1940 (the "1940 Act").

The Fund attempts to maintain a stable net asset value of $1.00 per share although there is no assurance that this will be achieved.

Shares of the Fund may be purchased at net asset value (without a sales charge). The minimum initial investment for the Fund is $100,000, except that states, counties, cities, and their instrumentalities, departments, agencies and authorities may open an account in the Fund with no minimum initial investment. There is no minimum for subsequent investments in the Fund. Shares of the Fund may not be purchased by individuals. (See "How to Buy Shares of the Fund.")

Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Fund - Rights of Accumulation/Letter of Intent Regarding Other Funds" currently offer their shares in two "classes," designated "Class I" and "Class II." Classes of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes. Shares of the Fund may be considered Class I shares for purposes of the programs and privileges discussed in this Prospectus.


Investment Objectives and
Policies of the Fund

General

The investment objectives of the Fund, as stated below, are fundamental policies which cannot be changed without shareholder approval. Since all investments are inherently subject to market risk, no assurances can be given that the Fund will achieve its stated objectives. The Fund's investment objectives are capital preservation and liquidity, while seeking high current income consistent with capital preservation and liquidity.

The Fund must comply with adopted procedures pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest 100% of its assets in United States ("U.S.") dollar denominated securities with remaining maturities of 397 days or less, maintain the dollar weighted average maturity of the securities in the Fund's portfolio at 90 days or less, and limit its investments to those instruments which the Board of Trustees (the "Board") determines present minimal credit risks and which are eligible investments under the rule.

The Fund invests only in U.S. government securities, which consist of marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. government, its agencies or by various instrumentalities which have been established or sponsored by the U.S. government. At least 65% of its net assets will be invested in notes, bonds, discount notes and other short-term securities issued by U.S. government agencies or instrumentalities, such as the Federal Farm Credit System, Federal Home Loan Banks, Student Loan Marketing Association, Tennessee Valley Authority, Federal Deposit Insurance Corporation, Federal Intermediate Credit Bank and General Services Administration ("U.S. Government Agency Securities"). Some U.S. Government Agency Securities are supported by the right of the issuer to borrow from the U.S. Treasury. Others are supported only by the credit of the instrumentality. In addition, the Fund may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds. The Fund does not invest in repurchase agreements or any other type of money market instruments.

Because the Fund will limit its investments to high quality securities, there will be generally lower yields than if the Fund purchased securities with a lower rating and correspondingly greater risk.

U.S. Treasury Securities. These securities are supported by the full faith and credit of the U.S. government and differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. The Fund's investments may bear fixed or variable rates of interest, and its share price and yield are not guaranteed by the U.S.
government.

When-Issued and Delayed Delivery Transactions. The Fund may purchase short-term securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. Such transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date.

Other Considerations

The Fund may borrow from banks, under certain circumstances, and pledge up to 5% of its net assets for such loans. The Fund may not acquire securities subject to legal or contractual restrictions on resale or securities which are not readily marketable if, as a result, more than 10% of the value of its total assets would be invested in such securities.

Whenever the Fund believes market conditions are such that yields could be increased by actively trading the portfolio securities to take advantage of short-term market variations, the Fund may do so without restriction or limitation (subject to the tax requirements for qualification as a regulated investment company). Typically, such trading involves additional risks of loss to the extent such securities differ in maturity, credit quality or other aspects, and to the extent of the brokerage, if any, or other transaction costs involved. See the discussion on brokerage in "Management of the Fund."

The Fund believes that its investment policies make it a permissible investment for federal credit unions, based on the Fund's understanding of the laws and regulations governing credit union regulations as of September 30, 1995. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Please see "Investment Objectives and Policies - Credit Union Investment Regulations" in the SAI for details.


Other Policies

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of a majority of the Fund's shareholders. For a list of these restrictions and more information concerning the various transactions mentioned above, please refer to the SAI.

Currently, in seeking to accomplish its objectives of capital preservation and liquidity while seeking high current income consistent with capital preservation and liquidity, the Fund invests directly in a portfolio of securities issued by the U.S. government, its agencies or instrumentalities. Certain funds administered by the investment manager participate as feeder funds in master/feeder fund structures. Under a master/feeder structure one or more feeder funds, such as the Fund, invests its assets in a master fund, which, in turn, invests its assets directly in the securities. The Fund hereby reserves the right to convert to a master/feeder fund structure at a future date. Various state governments have adopted the North American Securities Administrators Association guidelines for registration of master/feeder funds. If required by those guidelines, as then in effect, the Fund will seek shareholder approval prior to converting to a master/feeder structure, subject to there not being adopted a superseding provision or ruling under federal law. If it is determined by the requisite regulatory authorities that such approval is not required, shareholders will be deemed to have consented to such conversion by their purchase of Fund shares and no further shareholder approval will be sought or needed. Shareholders will, however, be informed in writing in advance of the conversion. The determination to convert the Fund to a master/feeder fund structure is not expected to result in an increase in the fees or expenses paid by the Fund or its shareholders. The investment objectives and other fundamental policies of the Fund, which can be changed only with shareholder approval, are structured so as to permit the Fund to invest directly in securities or indirectly in securities through a master/feeder fund structure.


Management of the Fund

The Board has the primary responsibility for the overall management of the Trust, including the Fund, and for electing the officers of the Trust who are responsible for administering the day to day operations of all series of the Trust.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the investment manager for the Fund. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly-owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $76 billion.

The Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business, pursuant to management agreements for the Fund.

During the fiscal year ended June 30, 1995, management fees, before any advance waiver, totaled 0.15% of average daily net assets of the Fund. Total operating expenses, including management fees, before any advance waiver, totaled 0.47% of the average net assets of the Fund. Since Advisers agreed in advance to waive its fees, the Fund paid no management fees and paid operating expenses totaling 0.30% of the average daily net assets of the Fund. This arrangement may be terminated by Advisers at any time upon notice to the Board.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because short-term money market instruments are generally traded in principal transactions which involve the receipt by the broker of a spread between the bid and ask prices for the securities, and not the receipt of commissions. To the extent that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Funds' Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/ Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plan of Distribution

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. The maximum amount which the Fund may pay to Distributors or others for such distribution expenses is 0.30% per annum of the Fund's average daily net assets, payable on a quarterly basis. All expenses of distribution and marketing in excess of the maximum amounts will be borne by Distributors without reimbursement from the Fund. The Plan also covers any payments to or by the Fund, Advisers, Distributors or other parties on behalf of the Fund, Advisers, or Distributors to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. For more information, please see the SAI.


Distributions to Shareholders

The Fund declares dividends on each day its net asset value is calculated, payable to shareholders of record as of the close of business that day. Daily allocation of dividends will commence on the day funds are wired in accordance with procedures set forth in "How to Buy Shares of the Funds" or, if an investor has sent a check, on the day the check is converted into federal funds (which may take two or more days depending upon the banks involved). The amount of the dividend may fluctuate from day to day and dividends may be omitted on some days, depending on changes in the factors that comprise the Fund's net income. The Fund does not pay "interest" to its shareholders, nor is any amount of dividends or return guaranteed in any way.

Dividends are declared daily and automatically reinvested monthly in the form of additional shares of the Fund at the net asset value per share at the close of business on the last business day of the month. Shareholders (excluding retirement plan participants) may request to have their dividends paid out monthly in cash on the shareholder Account Application/Revision or by notifying the Fund's transfer agent.

Since the net income of the Fund is declared as a dividend each time the net income is determined, the net asset value per share of the Fund (i.e., the value of the net assets of the Fund divided by the number of shares of the Fund outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder's account.

The daily dividend includes accrued interest and any original issue or market discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable net asset value per share) less amortization of any premium paid on the purchase of portfolio securities and the estimated expenses of the Fund. Net income is calculated immediately prior to the determination of the net asset value per share of the Fund.

The SAI includes a further discussion of distributions.


Taxation of the Fund and Its Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information regarding taxation is included in the SAI.

Each series in the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Since the Fund seeks to maintain a constant $1.00 per share price for both purchases and redemptions, shareholders are not expected to realize a capital gain or loss upon redemption or exchange of Fund shares.

Since the Fund's income is derived from interest and gain on the sale of portfolio securities rather than qualifying dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise them of the tax status for federal income tax purposes of such dividends and distributions.

The Fund may be used for the investment of surplus funds of municipalities including funds which are subject to the arbitrage rebate requirements of
Section 148 of the Code. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements and a portion or all of the earnings distributed by the Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions and redemption proceeds received from the Fund.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.


How to Buy Shares of the Fund

Shares of the Fund may be purchased by institutions, such as banks, savings and loan associations, trust companies, corporations, and other institutional entities and by government entities directly from the Fund. The Fund may not be purchased by individuals. The shares of the Fund are offered at its net asset value (with no sales charge) on a continuous basis by the Fund. As each payment is received, full and fractional shares of the Fund will be purchased at the net asset value next computed and proper entry will be made on the books of the Fund. The minimum initial investment for the Fund is $100,000, except that states, counties, cities, and their instrumentalities, departments, agencies and authorities may open an account in the Fund with no minimum initial investment. There is no minimum for subsequent investments in the Fund. The Fund and Distributors reserve the right to reject any order for the purchase of shares or to waive the minimum investment requirements.

Investments may be made in any of the following ways:

1. By Wire:

(a) First, call the Fund at 1-800/321-8563 to advise of the intent to wire funds for investment in the Fund. Shareholders wishing to purchase shares in excess of $50,000 must first complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions." Requests to begin a wire order process for the Fund must be made not later than 11:15 a.m. Pacific time. Trades placed by the above deadlines will receive same day credit so long as funds are received in accordance with paragraph
     (b). In order to maximize efficient fund management, investors requesting a same day purchase of any size are urged to place orders as early in the day as possible. Prior business day notification of such trade may be required. Requests to begin a wire order after the cut off time for the Fund will not be in proper form for that day's purchase and will receive credit on the next business day. The Fund will supply a wire control number for each investment at the time the telephone call is received. It is necessary to obtain a new wire control number every time money is wired into an account in the Fund. Wire control numbers are effective for one transaction only and may not be used more than once. Wired money which is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

(b) Next, wire funds to Bank of America, ABA routing No. 121000358, for credit to Institutional Fiduciary Trust - Franklin U.S. Government Agency Money Market Fund, A/C 1493304779. Be sure to include the wire control number, the investor's Fund account number and account registration. Wired funds received by the Bank and reported by the Bank to the Fund by the close of the Federal Reserve Wire System (currently 3:00 p.m. Pacific time) are normally available for credit on that day, provided the Fund is timely notified as described in (a) above. Later wires are credited the following business day. In order to maximize efficient Fund management, investors are urged to place and wire their investments as early in the day as possible.

(c) In order to receive proper credit, if the purchase is not to an existing account, send a completed shareholder Account Application/Revision to Franklin U.S. Government Agency Money Market Fund at the address shown on the cover of this Prospectus.

2. By Mail:

Many of the types of instruments in which the Fund invests must be paid for in federal funds, which are monies held by its custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for shares of the Fund generally cannot be invested by the Fund until they are converted into and are available to the Fund in federal funds, which may take up to two days. In such cases, purchases by investors will generally not be considered in proper form and effective until such conversion and availability. However, in the event the Fund is able to make investments immediately (within one business day), it may accept a purchase order with payment other than in federal funds; in such event, shares of the Fund will be purchased at the net asset value next computed after receipt of the order and payments converted to federal funds.

(a) For an initial investment, send a completed shareholder Account Application/Revision.

(b) Make the check, Federal Reserve draft or negotiable bank draft payable to Institutional Fiduciary Trust - Franklin U.S. Government Agency Money Market Fund. Instruments drawn on other investment companies will not be accepted.

(c) Next, send the check, Federal Reserve draft or negotiable bank draft to Institutional Fiduciary Trust - Franklin U.S. Government Agency Money Market Fund at the address shown on the cover of this Prospectus.

3. Through Securities Dealers:

Although the Fund's shares are sold without a sales charge, a shareholder may invest in the Fund by purchasing shares through a securities dealer which executes a dealer or similar agreement with Distributors, the Fund's principal underwriter. The use of the term "securities dealers" includes other financial institutions which pursuant to an agreement with Distributors (directly or through affiliates) handle customer orders and accounts for the group. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The securities dealer may choose to wire or mail the monies accompanying an investment in the Fund. Securities dealers who process orders on behalf of their customers may charge a reasonable fee for their services. Investments made directly, without the assistance of a securities dealer, are without charge.

If investments are made through a securities dealer which has executed a dealer or similar agreement with respect to the Franklin Templeton Funds (as the term is defined in the following section), Distributors may make a payment, out of its own resources, to such securities dealer. Please contact the Franklin Templeton Institutional Services Department for additional information.

Rights of Accumulation/Letter of Intent
Regarding Other Funds

The cost or current value (whichever is higher) of the shares in the Fund will be included in determining the sales charge discount to which an investor may be entitled when purchasing shares in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds, which are sold with a sales charge. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.")

Purchases of Fund shares may also be included toward the completion of a Letter of Intent with respect to any of the funds in the Franklin Templeton Funds which are sold with a sales charge.

For additional information regarding these programs, please contact the Franklin Templeton Institutional Services Department by mail at the address listed on the cover of this Prospectus or by telephone at 1-800/321-8563.

General

Shares of the Fund may or may not constitute a legal investment for investors whose investment authority is restricted by applicable law or regulation. SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations.


Valuation of Shares of the Fund

The offering price is the net asset value (without a sales charge) next computed following receipt of an order by the Fund in proper form.

The net asset value of the shares is computed each day that the New York Stock Exchange is open for trading. The computation is done at 12:30 p.m. Pacific time.

The net asset value per share is calculated by adding the value of all portfolio holdings and other assets, deducting the Fund's liabilities, and dividing the result by the number of shares outstanding for that Fund.

The valuation of portfolio securities is based upon their amortized cost value, which does not take into account unrealized capital gain or loss. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


How to Sell Shares of the Fund

1. By Telephone with Payment to a
Preauthorized Bank Account:

A shareholder may redeem shares of the Fund, up to $50,000, by telephoning the Franklin Templeton Institutional Services Department at 1-800/321-8563. Shareholders wishing to redeem shares of the Fund in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions." Redemption instructions must include the shareholder's name, account number and security identification number and be called to the Fund. Payment may be made by wire directly to any commercial bank previously designated by the shareholder in a shareholder Account Application/Revision, or a signature guaranteed letter of instruction.

A payment may be transmitted by wire the same business day where a request is received prior to 11:15 a.m. Pacific time that day. A shareholder which anticipates requesting a same day wire redemption in excess of $5 million should notify the Fund on the prior business day of the intention to request such a redemption. In order to maximize efficient fund management, investors requesting a same day wire redemption of any size are urged to place orders as early in the day as possible. Prior business day notification of such trade may be required. Otherwise, payments will be transmitted by wire on the business day following receipt of a request received after the above deadlines.

Telephone redemption orders may not be used to direct payments to another party or non-designated account. Written instructions will be required as set forth below.

During periods of drastic economic or market changes, it is possible that the telephone redemption privilege may be difficult to implement. In this event, shareholders should follow the other redemption procedures discussed in this section.

2. By Mail:

A shareholder may redeem shares by sending a letter requesting redemption to the Fund, at the address shown on the cover of this Prospectus. Redemption proceeds will be mailed to the registered address, or mailed or wired to a preauthorized bank account as requested. Proceeds of redemption may also be sent to some other party or account as requested, however, in such cases the signature(s) on the redemption request must be guaranteed.

To be considered in proper form, the signature(s) of all registered owners or previously designated signers must be guaranteed if the redemption request involves any of the following:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to a party other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account; or

(4) the Fund or its transfer agent believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more owners cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, or (e) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Liquidation requests of corporate, partnership, trust, and custodianship accounts, and accounts under court jurisdiction, require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation, and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s), and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

For any information required about a proposed liquidation, a shareholder may call the Franklin Templeton Institutional Services Department.

General

After requesting a liquidation from the Fund, a shareholder will receive the value of the shares of the Fund in the shareholder's account based upon the net asset value per share next computed on the day a request in proper form is received by the Fund. Payment for written redemption requests will be sent within seven days after receipt of a request in proper form, except that the Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase the shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for redemption on the business day following their receipt. Arrangements may also be made to have redemption proceeds wired to the shareholder's designated bank account. The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it by order, for the protection of shareholders. Of course, the amount received on redemption may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the securities owned by the Fund. Redemptions also may be made in kind, under certain conditions as discussed in the SAI.

Wiring of redemption proceeds is a special service made available to shareholders whenever possible. The offer of this service, however, does not bind the Fund to meet any redemption request by wire or in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to any shareholder or other party for a redemption payment which meets the requirements of the 1940 Act but which may not for any reason be processed on an expedited basis as described in this section.

Contingent Deferred Sales Charge

The Fund does not impose either a front-end sales charge or a contingent deferred sales charge. If, however, the shares redeemed were shares acquired by exchange from another of the Franklin Templeton Funds which would have assessed a contingent deferred sales charge upon redemption, such charge will be made by the Fund, as described below. The 12-month contingency period will be tolled (or stopped) for the period such shares are exchanged into and held in the Fund.

In certain Franklin Templeton Funds, in order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to certain redemptions made by those investors within 12 months of the calendar month of such investments. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by Distributors. In determining if a charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) Shares representing amounts attributable to capital appreciation; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than 12 months. Shares subject to a contingent deferred sales charge will then be redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

Requests for redemptions for a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.


Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are generally offered to the public with a sales charge (which may differ in timing and/or amount). If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for Class I shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges.

Shares of the Fund acquired other than pursuant to the exchange privilege, or the reinvestment of dividends with respect to such shares, may be exchanged at the offering price of other Class I shares of the Franklin Templeton Funds. Such offering price includes the applicable sales charge of the fund into which the shares are being exchanged. The prospectuses for all investment companies in the Franklin Templeton Funds which are normally sold with a sales charge allow certain institutional investors to purchase Class I shares at net asset value (without a sales charge). These institutional investors include government entities, employee benefit plans, trust companies and bank trust departments. Such exchanges will be effected as follows:

(a) From the Fund into any other series of the Trust. The exchange will be effected at net asset value next computed after the exchange request is received prior to 11:15 a.m. Pacific time, with payment for the purchased shares processed on the following business day when the funds are made available from the Fund.

(b) From the Fund into Class I shares of other Franklin Templeton Funds. The exchange will be effected at the respective net asset values or offering price of the funds involved next computed on the day on which the request is received in proper form prior to 11:15 a.m. Pacific time. Requests received after 11:15 a.m. will be effective at the price next computed on the following business day.

(c) From another fund in the Franklin Templeton Funds into the Fund. In order to avoid dilution of the Fund, such transactions will be handled as a liquidation from the other fund at its net asset value next computed on the day the exchange request is received in proper form prior to the time the valuation of shares for that fund is effected, generally 3:00 p.m. Pacific time for money market funds (excluding the money market funds of the Trust) and 1:00 p.m. Pacific time for non-money market funds, and a purchase of the Fund's shares on the following business day at the price computed on such following business day when the funds for the purchase are available and the purchase order is in all respects deemed to be in proper form.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Exchanges by Mail

Requests for an exchange of shares may be made by mail. The exchange transaction will be effected upon receipt of written instructions signed by all shareholders of record. Exchanges of shares of the Fund for the Class I shares of other Franklin Templeton Funds will not involve certificates because the Fund does not issue certificates.

Exchanges by Telephone

A shareholder may exchange shares of the Fund by telephone by calling the Franklin Templeton Institutional Services Department at 1-800/321-8563. Shareholders wishing to exchange shares of the Fund in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement. In this event, shareholders should follow the other exchange procedures discussed in this section.

Timing Accounts

Accounts which are administered by allocation or market timing services to purchase or redeem shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

Restrictions on Exchanges

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund reserves the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors also, as indicated under "How to Buy Shares of the Fund," reserve the right to refuse any order for the purchase of shares.


Telephone Transactions

Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling the Franklin Templeton Institutional Services Department at
1-800/321-8563.

All shareholders will be able to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, and (iv) purchase, redeem or exchange Fund shares by telephone as described in this Prospectus. Shareholders who do not wish these privileges extended to a particular account should notify the Fund or the Franklin Templeton Institutional Services Department. Requirements for telephone transactions extend to transactions transmitted by facsimile or computer, as well as those communicated directly to a customer representative. Shareholders who elect to use the Telephone Transaction Privilege for purchases, exchanges or redemptions for trades in excess of $50,000 must first execute the Institutional Telephone Privileges Agreement included in the Funds' application or which may be obtained by calling the number above.

Verification Procedures

The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal, corporate and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that the instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

Restricted Accounts

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


Special Services

Investor Services may charge separate fees to shareholders, to be negotiated directly with such shareholders, for providing special services in connection with their accounts, such as subaccounting, processing a large number of wires, or other special handling which a shareholder may request. Such special services to certain shareholders will not increase the expenses borne by the Fund.


How to Get Information Regarding
an Investment in the Fund

Any questions or communications regarding a shareholder's account should be directed to the Franklin Templeton Institutional Services Department at 1-800/321-8563, Monday through Friday, from 6:00 a.m. to 5:00 p.m. Pacific time.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund.

Fund information may be accessed by entering Fund Code 46 followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


Performance

Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance, including quotations of its current and effective yield.

Current yield, as prescribed by the SEC, is an annualized percentage rate which reflects the change in value of a hypothetical account based on the income received from the Fund during a seven-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding.

In each case, performance figures are based upon past performance and will reflect all recurring charges against the Fund's income. Such quotations will reflect the value of any additional shares purchased with dividends from the original share and any dividends declared on both the original share and such additional shares. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's performance may be in any future period.


General Information

General

Government Accounting Standards Board (GASB) Statement No. 3 pertaining to Deposits with Financial Institutions provides, in paragraph 69, that investments in mutual funds should be disclosed, but not categorized.

Reports to Shareholders

The Fund's fiscal year ends June 30. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on January 15, 1985. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series or the Trust, unless otherwise permitted by the 1940 Act. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees, can, if they choose to do so, elect all of the trustees. The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the Trustees at their discretion or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

The Board may from time to time issue other series of the Trust, the assets and liabilities of which will likewise be separate and distinct from any other series of the Trust. Currently the Trust consists of eight separate series:
Money Market Portfolio, Franklin Late Day Money Market Portfolio, Franklin U.S. Government Securities Money Market Portfolio, Franklin U.S. Treasury Money Market Portfolio, Franklin U.S. Government Agency Money Market Fund, Franklin Institutional Adjustable U.S. Government Securities Fund, Franklin Institutional Adjustable Rate Securities Fund, and Franklin Cash Reserves Fund, each maintaining a totally separate and distinct investment portfolio.

Other Information

Certain of the programs and privileges described in this Prospectus may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account.

Confirmations

Shares for an initial investment in the Fund, as well as subsequent investments, including the reinvestment of dividends, are credited to an open share account (known as "plan balance") in the name of an investor on the books of the Fund without the issuance of a share certificate. Shareholders will receive confirmation statements each time there is a transaction which affects an account, including information on dividends reinvested or paid. These statements will also show the total number of Fund shares owned by a shareholder.

SHAREHOLDERS MAY RELY ON THE CONFIRMATION STATEMENTS IN LIEU OF CERTIFICATES WHICH ARE NOT NECESSARY. CERTIFICATES REPRESENTING SHARES OF THE FUND WILL NOT BE ISSUED.

Redemptions By the Fund

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of a predetermined amount but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.


Important Notice Regarding
Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend or other reportable payment and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the shareholder Account Application/Revision. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the TIN furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.





Franklin
Cash Reserves Fund

Institutional Fiduciary Trust


PROSPECTUS      November 1, 1995

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777     1-800/321-8563





Franklin's Institutional Fiduciary Trust (the "Trust") is an open-end management investment company consisting of eight separate and distinct series. This Prospectus relates only to the Franklin Cash Reserves Fund (the "Fund"), a no-load diversified series.

The Fund is offered exclusively to retirement plan participants and other institutional investors, including corporations, banks, savings and loan associations and government entities. The Fund may not otherwise be purchased by individuals.

Shares of the Fund may be purchased at net asset value, with no sales charge, and, in the case of retirement plans, no required minimum initial investment amount. Shares of the Fund purchased by retirement plans must be at the omnibus level. Shares of the Fund may also be purchased by certain institutional investors, such as corporations, banks, and savings and loan associations, subject to a minimum initial investment of $100,000, except that government entities, including states, counties, cities, and their instrumentalities, departments, agencies and authorities may open an account in the Fund with a minimum initial investment of $1,000. Subsequent purchases are not subject to a minimum purchase requirement (see "How to Buy Shares of the Fund").

The investment objectives of the Fund are high current income consistent with capital preservation and liquidity. THE FUND, UNLIKE MOST FUNDS WHICH INVEST DIRECTLY IN SECURITIES, SEEKS TO ACHIEVE ITS OBJECTIVES BY INVESTING ALL OF ITS ASSETS IN THE MONEY MARKET PORTFOLIO (THE "PORTFOLIO"), A SEPARATE SERIES OF THE MONEY MARKET PORTFOLIOS, WHOSE INVESTMENT OBJECTIVES ARE IDENTICAL TO THOSE OF THE FUND. The Portfolio, in turn, invests in various types of money market instruments (U.S. government and federal agency obligations, certificates of deposit, bankers' acceptances, time deposits of major financial institutions, high grade commercial paper, high grade, short-term corporate obligations, and repurchase agreements secured by U.S. government securities).

This Prospectus is intended to set forth in a clear and concise manner information about the Trust and the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

A Statement of Additional Information (the "SAI") concerning the Trust in general and the Fund, dated November 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus or the SAI.

Contents                                Page

Expense Table...........................   2

Financial Highlights....................   4

About the Fund..........................   4

Investment Objectives
 and Policies of the Fund...............   4

Administration of the Fund..............  10

Distributions to Shareholders...........  11

Taxation of the Fund
 and Its Shareholders...................  12

How to Buy Shares of the Fund...........  13




How to Sell Shares of the Fund..........  15

Exchange Privilege......................  18

Telephone Transactions..................  20

Valuation of Fund Shares................  21

Special Services........................  21

How to Get Information
 Regarding an Investment in the Fund....  21

Performance.............................  22

General Information.....................  22

Important Notice Regarding
 Taxpayer IRS Certifications............  23


Expense Table



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund and the Portfolio. These figures are based on aggregate annual operating expenses before fee waivers and expense reductions, for the fiscal year ended June 30, 1995 including those attributable to the Portfolio in which the Fund invests its assets.



Shareholder Transaction Expenses

Exchange Fee.....................................................................      $5.00*

*$5.00 fee imposed only on Timing Accounts as described under "Exchange
Privilege." All other exchanges are processed without a fee.

Estimated and Contractual Annual Operating Expenses
 (as a percentage of average net assets)
Management and Administration Fees..............................................        0.40%**
12b-1 Fees......................................................................        0.20%***
  Other Expenses of the Fund....................................................        0.18%
                                                                                      ---------
  Other Expenses of the Portfolio...............................................        0.01%
Total Operating Expenses........................................................        0.79%**

                                                                                      ---------
                                                                                      ---------


**Represents the amount before fee waivers and expense reductions. Franklin Advisers, Inc. ("Advisers"), the Fund's administrator and the Portfolio's investment manager, agreed in advance to waive all of its administration fee and a portion of its management fee, as well as to make certain payments to reduce expenses of the Fund. With these fee waivers and expense reductions, total operating expenses represented 0.40% of the average net assets of the Fund, including the Fund's share of the Portfolio's management fee and total operating expenses (including the management fee) of 0.14% and 0.15%, respectively.

***The Board of Trustees has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby the Fund may reimburse Distributors or others for promotion and distribution expenses up to 0.25% annually of the Fund's average daily net assets.

Investors should be aware that the preceding table is not intended to reflect in precise detail the fees and expenses associated with a shareholder's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by regulations of the SEC, the following example illustrates the expenses that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                   One year       Three years    Five years     Ten years

                      $8              $25            $44           $98

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES OF THE FUND AND THE PORTFOLIO BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

The preceding table summarizes the estimated aggregate fees and expenses incurred by both the Fund and the Portfolio. The Board of Trustees of the Trust (the "Board") considered the aggregate fees and expenses to be paid by both the Fund and the Portfolio under the Fund's policy of investing all of its assets in shares of the Portfolio, and such fees and expenses the Fund would pay if it invested directly in the various types of money market instruments. This arrangement, whereby the Fund invests all of its assets in shares of the Portfolio, enables eligible institutional investors, including the Fund and other investment companies, to pool their assets, which may be expected to result in the achievement of a variety of operating economies. Accordingly, the Board concluded that the aggregate expenses of the Fund and the Portfolio were expected to be lower than the expenses that would be incurred by the Fund if it invested directly in various types of money market instruments. Of course there is no guarantee or assurance that asset growth and lower expenses will be recognized. Advisers has agreed in advance to limit expenses so that in no event will shareholders of the Funds incur higher expenses than if the Funds continued to invest directly in various types of money market instruments (see "Administration of the Funds"). Further information regarding the Fund's and the Portfolio's fees and expenses is included under "Administration of the Fund."


Financial Highlights



Set forth below is a table containing the financial highlights for a share of the Fund for the period July 2, 1994 (effective date of registration) through June 30, 1995. The information has been audited by Coopers and Lybrand L.L.P., independent auditors, whose audit report thereon appears in the Trust's Annual Report to shareholders dated June 30, 1995.



                  Per Share Operating Performance                                         Ratios/Supplemental Data
                 ---------------------------------                            ----------------------------------------------

                                                                                       Ratio of Expenses to
        Net Asset          Distributions Net Asset       Net Assets  Ratio of       Average Net Assets (Exclud-    Ratio of Net
Period  Value at     Net     From Net    Value at        at End of   Expenses       ing Advisers' Waiver and     Investment Income
Ended   Beginning Investment Investment  End of   Total     Year     to Average      Payment of Fund and            to Average
June 30 of Year    Income    Income      Year    Return* (in 000's)  Net Assets 1,2  Portfolio's Expenses)          Net Assets
1995      $1.00     $0.052   $(0.052)     $1.00   5.34%    $14,545      0.40%*            0.79%*                      5.69%*



*Total return measures the change in value of an investment over the period indicated. It assumes reinvestment of dividends and capital gains, if any, at net asset value and it is not annualized.

1Includes the Fund's share of the Portfolio's allocated expenses.

2During the period indicated, Advisers agreed to waive in advance a portion of the Fund's administration fees and Portfolio's management fees and made payments of other expenses of the Fund.

About the Fund



The Trust, organized as a Massachusetts business trust in January 1985, is an open-end management investment company, or mutual fund, and has registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund attempts to maintain a stable net asset value of $1.00 per share although there is no assurance that this will be achieved.

Shares of the Fund may be acquired at the current net asset value (without a sales charge). The Fund is offered exclusively to retirement plan participants and other institutional investors, including corporations, banks, savings and loan associations and government entities. The Fund may not otherwise be purchased by individuals. (See "How to Buy Shares of the Fund.")

Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Fund - Rights of Accumulation/Letter of Intent Regarding Other Funds," currently offer their shares in two classes, designated "Class I" and "Class II." Classes of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes. Shares of the Fund may be considered Class I shares for purposes of the programs and privileges discussed in this Prospectus.


Investment Objectives
and Policies of the Fund

The Fund's investment objectives are high current income consistent with capital preservation and liquidity. The Fund pursues its investment objectives by investing all of its assets in the Portfolio, which has the same investment objectives and policies as the Fund. The Portfolio is a separate diversified series of The Money Market Portfolios, an open-end management investment company managed by Advisers, whose shares are acquired by the Fund at net asset value, with no sales charge. Accordingly, an investment in the Fund is an indirect investment in the Portfolio. The Fund's ability to achieve high current income is limited by the Portfolio's universe of investments, which are high quality money market instruments (U.S. government and federal agency obligations, certificates of deposit, bankers' acceptances, time deposits of major financial institutions, high grade commercial paper, high grade, short-term corporate obligations, and repurchase agreements secured by U.S. government securities). Since all investments are inherently subject to market risk, no assurances can be given that the Fund will achieve its stated objectives.

Special Information Regarding
the Fund's Master/Feeder Fund Structure

The investment objectives of both the Fund and the Portfolio are fundamental and may not be changed without shareholder approval. The investment policies of the Fund, fundamental and non-fundamental, are substantially similar to those described herein with respect to the Portfolio, except that in all cases, the Fund is permitted to pursue such policies by investing in an open-end management investment company with identical investment objectives, policies and limitations. Any additional exceptions are noted below. Information on administration and expenses is included under "Administration of the Fund;" see the SAI for information regarding the Fund's and the Portfolio's investment restrictions.

An investment in the Fund may be subject to certain risks due to the Fund's structure, such as the potential that upon redemption by other future shareholders in the Portfolio, the Fund's expenses may increase or the economies of scale which have been achieved as a result of the structure may be diminished. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of the Portfolio. Further, in the event that the shareholders of the Fund do not approve a proposed future change in the Fund's objectives or fundamental policies, which has been approved for the Portfolio, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objectives and policies. If the Board considers that it is in the best interests of the Fund to do so, the Fund may withdraw its investment in the Portfolio at any time. In that event, the Board would consider what action to take, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objectives and policies as the Fund, or the hiring of an investment adviser to manage the Fund's investments. Either circumstance may cause an increase in Fund expenses. Further, the Fund's structure is a relatively new format which often results in certain operational and other complexities. The Franklin organization, however, was one of the first mutual fund complexes in the country to implement such a structure and the trustees do not believe that the additional complexities outweigh the potential benefits to be gained by shareholders.

The Franklin Group of Funds(R) has three other funds which invest in the Portfolio, one of which is designed for institutional investors only and one of which is only available to holders of Class II shares in the Franklin Templeton Funds, as defined under "How to Buy Shares of the Fund - Rights of Accumulation/Letter of Intent Regarding Other Funds," and only pursuant to that fund's exchange privilege. In the future, other funds may be created which may invest in the Portfolio or existing funds may be restructured so that they may invest in the Portfolio. Any such fund may be offered at the same or a different public offering price; thus, an investor in one fund may experience a different return from an investor in another fund which also invests exclusively in the Portfolio. The Fund or Advisers will forward any interested shareholder additional information, including a prospectus and statement of additional information, if requested, regarding such other funds through which they may make investments in the Portfolio.

The Portfolio is a series of The Money Market Portfolios, a management investment company registered under the 1940 Act. The Money Market Portfolios is a Delaware business trust, organized on June 16, 1992, and is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share. All shares have one vote and, when issued, are fully paid, non-assessable, and redeemable. The Money Market Portfolios currently issues shares in two separate series; however, additional series may be added in the future by the Board of Trustees of The Money Market Portfolios, the assets and liabilities of which will be separate and distinct from any other series.

Whenever the Fund, as an investor in the Portfolio, is asked to vote on a matter relating to the Portfolio, the Trust, on behalf of the Fund, will hold a meeting of the Fund's shareholders and will cast its votes in the same proportions as the Fund's shareholders have voted.

General

As required by Rule 2a-7 under the 1940 Act, the Portfolio will limit its investments to those U.S. dollar denominated instruments which its Board of Trustees determines present minimal credit risks. Such investments must also be rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, or if unrated, must be of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities").

The Portfolio will maintain a dollar weighted average maturity of the securities in its portfolio of 90 days or less. As a matter of fundamental policy, the Portfolio is required to invest 100% of its assets in securities which have remaining maturities of 397 days or less. The Portfolio will not invest more than 5% of its total assets in Eligible Securities of a single issuer, other than U.S. government securities, rated in the highest category by the requisite number of rating agencies. The Portfolio, however, may exceed that limit as permitted by Rule 2a-7 for a period of up to three business days. The Portfolio will not invest (a) the greater of 1% of the Portfolio's total assets or $1 million in Eligible Securities issued by a single issuer rated in the second highest category, and (b) more than 5% of the Portfolio's total assets in Eligible Securities of all issuers rated in the second highest category.

Because the Portfolio will limit its investments to high quality securities, there will generally be lower yields than if the Portfolio purchased securities with a lower rating and correspondingly greater risk.

Description of Securities in
Which the Portfolio May Invest

U.S. Government Securities. The Portfolio may invest in U.S. government securities, which consist of marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. government, its agencies, or by various instrumentalities which have been established or sponsored by the U.S. government ("U.S. Government Securities"). Certain of these obligations, including U.S. Treasury bills, notes, and bonds and securities of the Government National Mortgage Association (popularly called "GNMAs" or "Ginnie Maes") and the Federal Housing Administration, are issued or guaranteed by the U.S. government or carry a guarantee that is supported by the full faith and credit of the U.S. government. Other government securities are issued or guaranteed by federal agencies or government-sponsored enterprises, and are not direct obligations of the U.S. government but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the Treasury, such as obligations of the Federal Home Loan Bank, and securities that are supported by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA") bonds.

Bank Obligations. The Portfolio may also invest in bank obligations or instruments secured by bank obligations. Such instruments may include fixed, floating or variable rate certificates of deposit, letters of credit, time deposits, and bankers' acceptances issued by banks and savings institutions with assets of at least one billion dollars. Bank obligations may be obligations of U.S. banks, foreign branches of U.S. banks (referred to as "Eurodollar Investments"), U.S. branches of foreign banks (referred to as "Yankee Dollar Investments") and foreign branches of foreign banks ("Foreign Bank Investments"). When investing in a bank obligation issued by a branch, the parent bank must have assets of at least five billion dollars. The Portfolio may invest up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. The Portfolio may, however, invest more than 25% of its assets in certain domestic bank obligations. Investments in obligations of U.S. branches of foreign banks, which are considered domestic banks, may only be made if such branches have a federal or state charter to do business in the United States and are subject to U.S. regulatory authorities. Accordingly, these branches are subject to comparable regulation as U.S. banks. See the section "Investment Risk Considerations" for more information regarding these investments.

Time Deposits are non-negotiable deposits maintained in a foreign branch of a U.S. or foreign banking institution for a specified period of time at a stated interest rate. The Portfolio may invest only 10% of its assets in Time Deposits with maturities in excess of seven calendar days.

Commercial Paper. The Portfolio may also invest in commercial paper of domestic or foreign issuers which is considered by the Portfolio to be an Eligible Security. For a description of commercial paper ratings, see "Appendix A" in the SAI.

Commercial paper obligations may include variable amount master demand notes that are obligations which permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically, these notes provide that the interest rate is set daily by the borrower; the rate is usually the same or similar to the interest on commercial paper being issued by the borrower. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value plus accrued interest at any time. Accordingly, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand and a default by the borrower might cause the Portfolio to experience a loss. In connection with master demand note arrangements, the Portfolio's investment manager will consider earning power, cash flow and other liquidity ratios of the issuer. The Portfolio, which has no specific limits on aggregate investments in master demand notes except as otherwise noted under "Investment Risk Considerations," will invest in notes of only U.S. issuers.

Corporate Obligations. The corporate obligations which the Portfolio may purchase are fixed, floating and variable rate bonds, debentures and notes which are Eligible Securities.

Municipal Securities. The Portfolio may invest up to 10% of its assets in taxable municipal securities, issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is not exempt from federal income tax, which are considered by the Portfolio to present minimal credit risks and which are rated within the two highest rating categories by nationally recognized statistical rating organizations or, if unrated, have been determined by Advisers to be of comparable quality to instruments that are Eligible Securities pursuant to procedures approved by The Money Market Portfolios' Board of Trustees. Generally, municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Taxable municipal bonds are generally issued to provide funding for privately operated facilities.

Repurchase Agreements. The Portfolio may engage in repurchase transactions, in which it purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolio in each agreement, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. The Portfolio, however, intends to enter into repurchase agreements only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Portfolio to the seller, collateralized by the underlying security. The U.S. government security subject to resale (the collateral) will be held pursuant to a written agreement and the Portfolio's custodian will take title to, or actual delivery of, the security.

Other Securities. The Portfolio may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. When the Portfolio is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objectives and policies and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Portfolio to miss a price or yield considered to be advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery.

Maturities

As a matter of fundamental policy (which may not be changed without shareholder approval), the Portfolio may not purchase any securities, other than obligations of the U.S. government, its agencies or instrumentalities if, immediately after such purchase, (i) more than 5% of the value of the Portfolio's total assets would be invested in securities of any one issuer with respect to 75% of the Portfolio's total assets (pursuant to the Portfolio's procedures adopted in accordance with Rule 2a-7 under the 1940 Act, the 5% limitation applies to the Portfolio's total assets), or (ii) more than 10% of the outstanding voting securities of any one issuer would be owned by the Portfolio. In addition, the Portfolio may not invest more than 5% of its total assets in the securities of companies (including predecessors) which have been in continuous operation for less than three years, nor invest more than 25% of its total assets in any particular industry. The Portfolio may, however, invest more than 25% of its assets in certain domestic bank obligations. The foregoing limitations do not apply to U.S. government securities and federal agency obligations, or to repurchase agreements secured by such government securities or obligations, although certain tax diversification requirements apply to investments in repurchase agreements and other securities that are not treated as U.S. government obligations under the Internal Revenue Code. These policies are inapplicable to the Fund to the extent that it invests all or substantially all of its assets in another registered investment company having the same investment objectives and policies as the Fund.

Investment Risk Considerations

Any of the Portfolio's Eurodollar Investments, Yankee Dollar Investments, Foreign Bank Investments or investments in commercial paper of foreign issuers will involve risks that are different from investments in obligations of domestic entities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities held. In addition, there may be less publicly available information about such foreign banks or foreign issuers of commercial paper.

The Portfolio may purchase or sell securities without regard to the length of time the security has been held. The Fund and the Portfolio are subject to a number of additional investment restrictions, some of which may be changed only with the approval of a majority of either the Fund's or the Portfolio's shareholders. Policies and restrictions of the Fund and the Portfolio which are not fundamental or changeable only with the consent of shareholders, may be changed without the approval of shareholders. For a list of these restrictions and more information concerning the various transactions mentioned above, please refer to the SAI.

As fundamental policies, the Portfolio may only borrow from banks, not to exceed 5% of its total assets, for temporary or emergency purposes and pledge up to 5% of its assets for such borrowing. To generate additional income, the Portfolio may also lend its portfolio securities to securities dealers or other institutional investors if at least 100% cash collateral is pledged and maintained by the borrower, although such loans shall not exceed, at any time, 25% of the value of the Portfolio's total assets. The Portfolio may not acquire securities subject to legal or contractual restrictions on resale, securities which are not readily marketable, or enter into repurchase agreements or master demand notes with more than seven days to maturity or which are otherwise illiquid if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements or securities.

Administration of the Fund

The Board has the primary responsibility for the overall management of the Trust, including the Fund, and for electing the officers of the Trust who are responsible for administering the day-to-day operations of all series of the Trust. For information concerning the trustees and officers of the Trust and of The Money Market Portfolios, see "Trustees and Officers" in the SAI. The Board has unanimously adopted written procedures designed to deal with potential conflicts of interest which may arise from the fact of having the same persons serving on each Trust's Board of Trustees. The procedures call for an annual review of the Fund's relationship with the Portfolio, and in the event a conflict is deemed to exist, the Board may take action, up to and including the establishment of a new Board. The Board has determined that there are no conflicts of interest presented by this arrangement at the present time.

Advisers serves as the Fund's administrator and as the Portfolio's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Through its subsidiaries, Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $76 billion.

The Portfolio has a management agreement with Advisers which provides for the supervision and implementation of the Portfolio's investment activities and certain administrative services and facilities which are necessary to conduct the Portfolio's business.

Advisers, however, has agreed in advance to waive all of its administration fee and a portion of the management fee, as well as to make certain other payments to reduce expenses of the Fund. With these fee waivers and expense reductions, total operationg expenses represented 0.40% of the average daily net assets of the Fund, including the Fund's share of the Portfolio management fee and total operating expenses (including the management fee) of 0.14% and 0.15%, respectively. This action may be terminated by Advisers upon notice to the Board.

It is not anticipated that the Portfolio or the Fund will incur a significant amount of brokerage expenses because short-term money market instruments are generally traded, in principal transactions which involve the receipt by the broker of a spread between the bid and ask prices for the securities, and not the receipt of commissions. To the extent that the Portfolio does participate in transactions involving brokerage commissions, it is Advisers' responsibility to select brokers through whom such transactions will be effected. Advisers tries to obtain the best execution on all such transactions. If it is felt that more than one broker or dealer is able to provide the best execution, Advisers will consider the furnishing of quotations and of other market services, research, statistical and other data for Advisers and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "Execution of Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plan of Distribution

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby it may reimburse Distributors or others for expenses actually incurred in the promotion and distribution of the Fund's shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The maximum amount which the Fund may pay Distributors or others for such distribution expenses is 0.25% per annum of the Fund's average daily net assets, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.25% per annum will be borne by Distributors without reimbursement from the Fund. The Plan also covers any payments made to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers, or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. For more information, please see the SAI.

Distributions to Shareholders

The Fund declares dividends for each day that the Fund's net asset value is calculated, payable to shareholders of record as of the close of business that day. Daily allocations of dividends will commence on the day funds are wired in accordance with procedures set forth in "How to Buy Shares of the Fund" or, if an investor has sent a check, on the day the check is converted into federal funds (which may take two or more days, depending upon the banks involved). The amount of dividends will fluctuate from day to day and dividends may be omitted on some days, depending on changes in the factors that comprise the Fund's net investment income. The Fund does not pay "interest" to its shareholders, nor is any amount of dividends or return guaranteed in any way.

Dividends are declared daily and automatically reinvested monthly in the form of additional shares of the Fund at the net asset value per share at the close of business on the last business day of the month. Shareholders (excluding retirement plan participants) may request to have their dividends paid out monthly in cash on the shareholder Account Application/Revision or by notifying the Fund's transfer agent. Shareholders redeeming all their shares at any time during the month will receive all dividends to which they are entitled together with the redemption check. Dividend options are available to retirement plan participants as set forth in their plans. See "General Information - Certain Requirements Applicable to Retirement Plans."

Since the net income of the Fund is declared as a dividend each time the net income is determined, the net asset value per share of the Fund (i.e., the value of the net assets of the Fund divided by the number of shares of the Fund outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder's account.

The Fund's daily dividend consists of the income dividends paid by the Portfolio. The Portfolio's daily dividend includes accrued interest and any original issue or market discount, less any premium amortization, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable net asset value per share), less the estimated expenses of the Portfolio. Net income is calculated immediately prior to the determination of the net asset value per share of the Fund.

The SAI includes a further discussion of distributions.


Taxation of the Fund and Its Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information regarding taxation is included in the SAI.

The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Dividends received by a qualified retirement plan ordinarily will not be subject to taxation until the proceeds are distributed from the retirement plan account. Generally, distributions from the account will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2 or becomes permanently disabled, will be subject to an additional tax equal to 10% of the amount distributed. If the distributions from a retirement plan (other than a governmental or church plan) for any taxable year following the year in which the participant reaches age 701/2 are less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed on the payee. Moreover, certain contributions to a retirement plan in excess of the amounts permitted by law may be subject to an excise tax.

Since the Fund seeks to maintain a constant $1.00 per share price for both purchases and redemptions, shareholders are not expected to realize a capital gain or loss upon redemption or exchange of fund shares.

Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than qualifying dividend income, no portion of each Fund's distributions will generally be eligible for the corporate dividends-received deduction.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise shareholders of the tax status for federal income tax purposes of such dividends and distributions.

The Fund may be used for the investment of surplus funds of municipalities, including funds which are subject to the arbitrage rebate requirements of
Section 148 of the Code. Section 115(1) of the Code provides, in part, that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state, territory or political subdivision thereof. To the extent that investments in the Fund are made in connection with such functions, states and their political subdivisions will not be subject to federal taxation on income or gains derived from an investment in the Fund. The Fund does not meet currently defined exceptions to the arbitrage rebate requirements and a portion or all of the earnings distributed by the Fund may be required to be paid over to the U.S. Treasury as rebatable arbitrage earnings in accordance with the provisions of the Code.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares of the Fund and distributions and redemption proceeds received from the Fund.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to such distributions.


How to Buy Shares of the Fund

The Fund is offered exclusively to retirement plan participants and other institutional investors, including corporations, banks, savings and loan associations and government entities. The Fund may not otherwise be purchased by individuals. Shares of the Fund may be purchased at net asset value, with no sales charge. In the case of retirement plans, there is no required minimum initial investment amount and shares of the Fund purchased must be registered at the omnibus level. Although the amount that may be contributed to the various investment options under a retirement plan in any one year is subject to certain limitations, assets already held by a retirement plan may be invested in the Fund without regard to such limitations. Shares of the Fund may also be purchased by certain institutional investors, such as corporations, banks, and savings and loan associations, subject to a minimum initial investment of $100,000. Government entities, however, including states, counties, cities, and their instrumentalities, departments, agencies and authorities may open an account in the Fund with a minimum initial investment of $1,000. Subsequent purchases are not subject to a minimum purchase requirement. The Fund and Distributors reserve the right to reject any order for the purchase of shares.

Investments may be made in any one of the following ways:

1. By Wire

(a)  First, call the Fund at 1-800/321-8563 or 1-415/312-3600 by 11:15 a.m.
     Pacific time to advise of the intention to wire funds for investment. Shareholders wishing to purchase shares in excess of $50,000 must first complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions." If notification is received by 11:15 a.m. Pacific time and funds are received in accordance with the following paragraph (b), shares will be purchased that day and will be eligible to receive that day's dividend, if any (same day credit). If a request to begin the wire order process is not made by 11:15 a.m., the order will not be in proper form for that day's purchase and will receive credit on the next business day. The Fund will supply a wire control number for the investment on that day. It is necessary to obtain a new wire control number every time money is wired into an account in the Fund. Wire control numbers are effective for one transaction only and may not be used more than once. Wired money which is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

(b) Next, wire funds to Bank of America, ABA routing number 121000358, for credit to Institutional Fiduciary Trust - Franklin Cash Reserves Fund, A/C 1493304779. Be sure to include the wire control number, the Fund account number and registration. Wired funds received by the bank and reported by the bank to the Fund by the close of the Federal Reserve Wire System (currently 3:00 p.m. Pacific time) are normally available to purchase Fund shares on that day, provided the Fund is timely notified as described in
     (a) above. Wires received after 3:00 p.m. Pacific time are credited the following business day. In order to maximize efficient Fund management, investors are urged to place and wire their investments as early in the day as possible.

(c) If the purchase is not to an existing account, send a completed shareholder Account Application/Revision to Institutional Fiduciary Trust, Franklin Cash Reserves Fund, at the address shown on the cover of this Prospectus, to assure proper credit.

2. By Mail

Many of the types of instruments in which the Fund (through the Portfolio) invests must be paid for in federal funds, which are monies held by the Fund's custodian bank on deposit at a Federal Reserve Bank. Therefore, a check or draft received from an investor to purchase shares of the Fund generally cannot be invested by the Fund until it is converted into and is available to the Fund in federal funds, which may take up to two days. In such case, purchase orders by an investor will generally not be considered in proper form and effective until such conversion and availability. In the event the Fund is able to make investments immediately (within one business day), it may accept a purchase order with payment other than in federal funds and shares of the Fund will be purchased at the net asset value next computed after receipt of the order and payments.

(a) For an initial investment, send a completed shareholder Account Application/Revision.

(b) Make the check, Federal Reserve draft or negotiable bank draft payable to Institutional Fiduciary Trust - Franklin Cash Reserves Fund. Instruments drawn on other investment companies may not be accepted.

(c) Next, send the check, Federal Reserve draft or negotiable bank draft to the Trust at the address shown on the cover of this Prospectus.

(d) Shares of the Fund will be purchased at the net asset value next computed after receipt of the order and payments, as described above.

3. Through Securities Dealers

Although each Fund's shares are sold without a sales charge, a shareholder may invest in a Fund by purchasing shares through a securities dealer which executes a dealer or similar agreement with Distributors, the Funds' principal underwriter. The use of the term "securities dealers" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts for the group. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The securities dealer may choose to wire or mail the monies accompanying an investment in the Fund. Securities dealers who process orders on behalf of their customers may charge a reasonable fee for their services. Investments made directly, without the assistance of a securities dealer, are without charge.

If investments are made through a securities dealer which has executed a dealer or similar agreement with respect to the Funds, Distributors may make a payment, out of its own resources, to such securities dealer. Please contact the Franklin Templeton Institutional Services Department for additional information.

Rights of Accumulation/
Letter of Intent Regarding Other Funds

The cost or current value (whichever is higher) of the shares in the Fund will be included in determining the sales charge discount to which an investor may be entitled when purchasing shares of one of the many funds in the Franklin Group of Funds(R) and in the Templeton Group of Funds which are sold with a sales charge. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction), and (c) the U.S. registered investment companies in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.")

Purchases of Fund shares may also be included toward the completion of a Letter of Intent with respect to any of the funds in the Franklin Templeton Funds which are sold with a sales charge.

For additional information regarding these programs, please contact the Franklin Templeton Institutional Services Department by mail at the address listed on the cover of this Prospectus or by telephone at 1-800/321-8563.


How to Sell Shares of the Fund



1. By Telephone with Payment to a
Preauthorized Bank Account

A shareholder may redeem shares of the Fund, up to $50,000, by telephoning the Franklin Templeton Institutional Services Department at 1-800/321-8563. Shareholders wishing to redeem shares of the Fund in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions." Redemption instructions must include the shareholder's name, account number, and security identification number. The requirements for telephone transactions extend to transactions transmitted by facsimile or computer, as well as those communicated directly to a customer representative. Payment may be made by wire directly to any commercial bank previously designated by the shareholder in a shareholder Account Application/Revision, or a signature guaranteed letter of instruction.

Telephone redemption orders may not be used to direct payments to another person or to an account which was not previously designated by prior written instructions. Written instructions will be required as set forth below.

A redemption payment may be transmitted by wire the same business day where a request is received prior to 11:15 a.m. Pacific time that day. A shareholder which anticipates requesting a same day wire redemption in excess of $5 million should notify the Fund on the prior business day of the intention to request such a redemption. In order to maximize efficient Fund management, investors requesting same day wire redemptions of any size are urged to place redemption orders as early in the day as possible. Payments will generally be transmitted by wire on the business day following receipt of a request received after the above deadline.

During periods of drastic economic or market changes, it is possible that the telephone redemption privilege may be difficult to implement. In this event, shareholders should follow the other redemption procedures discussed in this section.

2. By Mail

A shareholder may redeem shares by sending a letter requesting redemption to the Fund at the address shown on the cover of this Prospectus. Redemption proceeds will be mailed to the registered address, or mailed or wired to a preauthorized bank account as requested. Redemption proceeds may also be sent to another party or account as requested; however; in such cases, the signature(s) on the redemption request must be guaranteed.

To be considered in proper form, the signature(s) of all registered owners or previously designated signers must be guaranteed if the redemption request involves any of the following:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to a party other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to other than the address of record, preauthorized bank account or brokerage firm account; or

(4) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of an account cannot be confirmed, (b) the Fund has been notified of an adverse claim, (c) the instructions received by the Fund are given by an agent, not the actual registered owner, or (d) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Liquidation requests of corporate, partnership and trust accounts require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation, and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s), and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

For any information required about a proposed liquidation, a shareholder may call the Franklin Templeton Institutional Services Department.

General

After requesting a liquidation from the Fund, a shareholder will receive the value of the shares of the Fund in the shareholder's account based upon the net asset value per share next computed on the day a request in proper form is received by the Fund. Payment for written redemption requests will be sent within seven days after receipt of a request in proper form, except that the Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase the shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for redemption on the business day following their receipt. The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it by order, for the protection of shareholders. Of course, the amount received on redemption may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the securities owned by the Fund. Redemptions may be made in kind, under certain limited conditions as discussed in the SAI.

Wiring of redemption proceeds is a special service made available to shareholders whenever possible. The offer of this service, however, does not bind the Fund to meet any redemption request by wire or in less than the seven-day period prescribed by law. Neither the Fund nor its agent shall be liable to any shareholder or other person for a redemption payment which for any reason may not be processed in the expedited manner described in this section.

Contingent Deferred Sales Charge

The Fund does not impose either a front-end sales charge or a contingent deferred sales charge. If, however, the shares redeemed were shares acquired by exchange from another of the Franklin Templeton Funds which would have assessed a contingent deferred sales charge upon redemption, such charge will be made by the Fund, as described below. The 12-month contingency period will be tolled (or stopped) for the period such shares are exchanged into and held in the Fund.

In certain Franklin Templeton Funds, in order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to certain redemptions made by those investors within 12 months of the calendar month of such investments. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by Distributors. In determining if a charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) shares representing amounts attributable to capital appreciation; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than 12 months. Shares subject to a contingent deferred sales charge will then be redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

Requests for redemptions for a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.


Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge (which may differ in timing and/or amount). If a shareholder's investment objective or outlook for the securities markets changes, Fund shares may be exchanged for Class I shares of any of the other investment companies in the Franklin Templeton Funds, which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. By requesting an exchange, a shareholder represents to the fund that the shareholder has done so.

Shares of the Fund (other than those acquired pursuant to the exchange privilege from a fund on which a sales charge was assessed or the reinvestment of dividends with respect to such shares) may be exchanged at the offering price of one of the other funds in the Franklin Templeton Funds. Such offering price includes the applicable sales charge of the fund into which the shares are being exchanged. The prospectuses for all investment companies in the Franklin Templeton Funds which are normally sold with a sales charge allow certain institutional investors to purchase Class I shares at net asset value (without a sales charge). These institutional investors include government entities, employee benefit plans, trust companies and bank trust departments. Such exchanges will be effected as follows:

(a) From the Fund into any other series of the Trust. Exchange requests received prior to 11:15 a.m. Pacific time will be effected at the next computed net asset value, with payment for the purchased shares processed on the following business day when the funds are made available from the Fund.

(b) From the Fund into Class I shares of other Franklin Templeton Funds. Exchange requests received in proper form prior to 11:15 a.m. Pacific time will be effected at the next computed respective net asset values or offering price of the funds involved. Requests received after 11:15 a.m. will be effective at the price next computed on the following business day.

(c) From another fund in the Franklin Templeton Funds into the Fund. In order to avoid dilution of the Fund, such transactions will be handled as a liquidation from the other fund at its net asset value next computed on the day the exchange request is received in proper form prior to the time the valuation of shares for that fund is effected (generally 3:00 p.m. Pacific time for money market funds, excluding the money market funds in the Trust, and 1:00 p.m. Pacific time for non-money market funds), and a purchase of the Fund's shares on the following business day when the funds for the purchase are available and the purchase order is in all respects deemed to be in proper form.

Exchanges by Mail

Requests for an exchange of shares may be made by mail. The exchange transaction will be effected upon receipt of written instructions signed by all shareholders of record. Exchanges of shares of the Fund for the shares of any other fund in the Franklin Templeton Funds will not involve certificates because the Fund does not issue certificates.

Exchanges by Telephone

A shareholder may exchange shares of the Fund by telephone by calling the Franklin Templeton Institutional Services Department at 1-800/321-8563. Shareholders wishing to exchange shares of the Fund in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, as described under "Telephone Transactions."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement. In this event, shareholders should follow the other exchange procedures discussed in this section.

Retirement Plans

Retirement plan participants may be able to exercise exchange privileges in accordance with the options available under, and the requirements of, their plan and plan administrator. Retirement plan administrators may charge a fee in connection with exchanges. See "General Information - Certain Requirements Applicable to Retirement Plans."

Limited Class II Exchanges

In situations where assets from retirement plan accounts are temporarily invested in the Fund while awaiting final allocation or investment instructions, and where such final allocation or investment instructions involve Class II shares, Fund shares may be exchanged for Class II shares of the Franklin Templeton Funds. The time period during which the assets were invested in the Fund will not, however, count toward the contingency period for purpose of the contingent deferred sales charge associated with Class II shares. Assets previously subject to a commission by the Franklin Templeton Funds will be precluded from using this limited exchange privilege.

Timing Accounts

Accounts which are administered by allocation or market timing services to purchase or redeem shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

Restrictions on Exchanges

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) make an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) make more than two exchanges out of the Fund per calendar quarter, or (iii) exchange shares equal in value to at least $5 million, or more than 1% of the Fund's assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limit.

In addition, the Fund reserves the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in Advisers' judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and, therefore, may be refused.

Finally, as indicated under "How to Buy Shares of the Fund," the Fund or Distributors reserve the right to refuse any order for the purchase of shares.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


Telephone Transactions

Shareholders of the Fund may be able to execute various transactions by calling the Franklin Templeton Institutional Services Department at
1-800/321-8563.

All shareholders will be able to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, and (iv) purchase, redeem or exchange Fund shares by telephone as described in this Prospectus. Shareholders who do not wish these privileges extended to a particular account should notify the Fund or the Franklin Templeton Institutional Services Department.

Requirements for telephone transactions extend to transactions transmitted by facsimile or computer, as well as those communicated directly to a customer representative. Shareholders who elect to use the Telephone Transaction Privilege for purchases, exchanges or redemptions for trades in excess of $50,000 must first execute the Institutional Telephone Privileges Agreement included in the Fund's application or which may be obtained by calling the number above. The Telephone Transaction options available to retirement plans are limited to those that are provided under the plan. See "General Information
- Certain Requirements Applicable to Retirement Plans."

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal, corporate and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept, telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

Restricted Accounts

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton Trust Company retirement accounts. To assure compliance with all applicable regulations, special forms are required for any distribution, redemption, or dividend payment. Although the telephone exchange privilege is extended to these retirement accounts, a Franklin Templeton Transfer Authorization Form must be on file in order to transfer retirement plan assets between a Franklin fund and a Templeton fund within the same plan type.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their registered investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


Valuation of Fund Shares

The offering price is the net asset value (without a sales charge) next computed following receipt of an order by the Fund in proper form.

The net asset value of shares of the Fund is computed at 3:00 p.m. Pacific time each day that the Exchange is open for trading.

The net asset value per share is calculated by adding the value of all of the Fund's portfolio holdings (i.e., shares of the Portfolio) and other assets, deducting the Fund's liabilities, and dividing the result by the number of Fund shares outstanding.

The valuation of portfolio securities held by the Portfolio is based upon their amortized cost value, which does not take into account unrealized capital gain or loss. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


Special Services

Investor Services may charge separate fees to shareholders, to be negotiated directly with such shareholders, for providing special services in connection with their accounts, such as subaccounting, processing a large number of wires, or other special handling which a shareholder may request. Such special services to certain shareholders will not increase the expenses borne by the Fund.


How to Get Information
Regarding an Investment in the Fund

Any questions or communications regarding a shareholder's account should be directed to the Franklin Templeton Institutional Services Department at 1-800/321-8563, Monday through Friday, from 6:00 a.m to 5:00 p.m. Pacific time.

ValuSelect plan participants may obtain current price, yield, and performance information regarding the funds in the Franklin Group of Funds included in their plan by calling KeyFACTSSM at 1-800/Key-2110.


Performance



Advertisements, sales literature and communications to shareholders may contain information regarding the Fund's performance, including quotations of its current and effective yield.

Current yield, as prescribed by the SEC, is an annualized percentage rate which reflects the change in value of a hypothetical account based on the income received from the Fund during a seven-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding.

In each case, performance figures are based upon past performance and will reflect all recurring charges against Fund income. Such quotations will reflect the value of any additional shares purchased with dividends from the original share and any dividends declared on both the original share and such additional shares. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's performance may be in any future period.


General Information

Reports to Shareholders

The Fund's fiscal year ends June 30. Annual Reports containing audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on January 15, 1985. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series or the Trust unless otherwise permitted by the 1940 Act. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they choose to do so, elect all of the trustees. The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. Whenever the Fund, as an investor in the Portfolio, is asked to vote on a fundamental policy matter relating to the Portfolio, the Trust, on behalf of the Fund, will hold a meeting of the Fund's shareholders and will cast its votes in the same proportions as the Fund's shareholders have voted. A meeting may also be called by the trustees at their discretion or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

The Board may from time to time issue other series of the Trust, the assets and liabilities of which will likewise be separate and distinct from any other series of the Trust. The Trust currently consists of eight separate series, including the Fund, the Franklin U.S. Government Agency Money Market Fund, the Money Market Portfolio, the Franklin Late Day Money Market Portfolio, the Franklin U.S. Government Securities Money Market Portfolio, the Franklin U.S. Treasury Money Market Portfolio, the Franklin Institutional Adjustable U.S. Government Securities Fund and the Franklin Institutional Adjustable Rate Securities Fund, each of which maintains a totally separate and distinct investment portfolio.

Certain Requirements
Applicable to Retirement Plans

Certain of the programs and privileges described in this Prospectus may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account, or to participants in retirement plans which have invested in the Fund. In particular, retirement plans that use the services of Franklin's ValuSelect or another administrative service should follow their standard procedures. Otherwise, retirement plans will be provided with detailed instructions on how to access or make use of the various options offered by the Fund in connection with purchases, redemptions, exchanges or other account transactions.

Confirmations

Shares for an initial investment in the Fund, as well as subsequent investments, including the reinvestment of dividends, are credited to an open share account (known as "plan balance") in the name of an investor on the books of the Fund without the issuance of a share certificate. Shareholders will receive confirmation statements each time there is a transaction which affects an account, including information on dividends reinvested or paid. These statements will also show the total number of Fund shares owned by a shareholder.

SHAREHOLDERS MAY RELY ON THE CONFIRMATION STATEMENTS IN LIEU OF CERTIFICATES WHICH ARE NOT NECESSARY. CERTIFICATES REPRESENTING SHARES OF THE FUND WILL NOT BE ISSUED.


Important Notice Regarding
Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend or other reportable payment and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the shareholder Account Application/Revision. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the TIN furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.






INSTITUTIONAL
FIDUCIARY TRUST

Money Market Portfolio and
Franklin U.S. Government Securities
 Money Market Portfolio


STATEMENT OF ADDITIONAL INFORMATION

777 Mariners Island Blvd.,
P.O. Box 7777
San Mateo, CA 94403-7777
1-800/321-8563

NOVEMBER 1, 1995

Contents                                            Page
Investment Objectives and Policies
 (See also the Prospectus
 "Investment Objectives and
 Policies of the Fund")...........................    2
Trustees and Officers.............................    5
Administrative and Other Services.................    8
Policies Regarding Brokers
 Used on Portfolio Transactions...................   10
Distribution Plans................................   10
Determination of Net Asset Value..................   11
Additional Information Regarding
 Purchases and Redemptions
 of Fund Shares...................................   12
Additional Information Regarding Taxation.........   13
The Trust's Underwriter...........................   14
Performance.......................................   14
Miscellaneous Information.........................   16
Summary of Procedures to Monitor
 Conflicts of Interest............................   17
Financial Statements..............................   18
Appendix A........................................   18
Appendix B........................................   22

Institutional Fiduciary Trust (the "Trust") is an open-end management investment company consisting of eight separate and distinct series. This Statement of Additional Information (the "SAI") relates only to Franklin U.S. Government Securities Money Market Portfolio (the "U.S. Securities Fund") and Money Market Portfolio (the "Money Fund") (which may also be referred to as the "Fund" or "Funds"), two no-load, open-end diversified series of the Trust. The U.S. Securities Fund invests its assets in The U.S. Government Securities Money Market Portfolio (the "U.S. Securities Portfolio") and the Money Fund invests its assets in The Money Market Portfolio (the "Money Portfolio"). The U.S. Securities Portfolio and the Money Portfolio (collectively the "Portfolios") are series of The Money Market Portfolios, a separate open-end management investment company, and are not part of the Trust.

A Prospectus for the Funds, dated November 1, 1995, as may be amended from time to time, provides the basic information an investor should know before investing in either Fund and may be obtained without charge from the Funds or from Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number listed above.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The investment objectives of the U.S. Securities Fund are capital preservation and liquidity while seeking high current income consistent with capital preservation and liquidity. The U.S. Securities Fund seeks to achieve these objectives by investing its assets in the U.S. Securities Portfolio. At the present time, it is the U.S. Securities Portfolio's policy to limit its portfolio investments to U.S. Treasury bills, notes and bonds and to repurchase agreements collateralized only by such securities. This policy may only be changed upon 30 days' written notice to shareholders and to the National Association of Insurance Commissioners.

The investments of the U.S. Securities Fund are limited to those specified in California Government Code Sections 53601 and 53635.

The investment objectives of the Money Fund are high current income consistent with capital preservation and liquidity. The Money Fund seeks to achieve these objectives by investing its assets in the Money Portfolio. The Money Portfolio in turn invests primarily in various types of money market instruments, such as U.S. government and federal agency obligations, certificates of deposit, banker's acceptances, time deposits of major financial institutions, high grade commercial paper, high grade short-term corporate obligations, taxable municipal securities and repurchase agreements (secured by U.S. government securities). There, of course, can be no guarantee that the U.S. Securities Fund or the Money Fund's investment objectives will be achieved.

The Funds are designed for institutional accounts, such as corporations, banks, savings and loan associations, trust companies, and other related entities, for investment of their own capital and of monies held in accounts for which they act in a fiduciary, advisory, agency, custodial, or other similar capacity. The U.S. Securities Fund is also designed for government authorities and agencies. Shares of either Fund may not be purchased by individuals.

A registration statement under the Investment Company Act of 1940, as amended (the "1940 Act"), as may be amended from time to time, for the Portfolios, is available and may be obtained without charge from the Portfolios at the address or telephone number listed above.

Investment Objectives and Policies

The U.S. Securities Fund

As noted in the Prospectus, the U.S. Securities Fund will invest its assets in the U.S. Securities Portfolio. The U.S. Securities Portfolio in turn may invest in marketable securities issued or guaranteed by the U.S. government, by various agencies of the U.S. government and by various instrumentalities which have been established or sponsored by the U.S. government, and repurchase agreements with respect to obligations issued or guaranteed by the U.S. government and supported by the full faith and credit of the U.S. government.

The Money Fund

As noted in the Prospectus, the Money Fund invests its assets in the Money Portfolio. The Money Portfolio in turn invests primarily in various types of money market instruments, such as U.S. government and federal agency obligations, certificates of deposit, bankers' acceptances, time deposits of major financial institutions, high grade commercial paper, high grade short-term corporate obligations, taxable municipal securities and repurchase agreements (secured by U.S. government securities). As noted in the Money Fund's Prospectus, the Money Portfolio may invest in Eurodollar as well as Yankee Dollar Certificates of Deposit, both of which are subject to the investment risks noted above concerning foreign investments. The Money Portfolio will not invest in warrants.

As stated in the Prospectus, the Money Portfolio may make loans of its portfolio securities in accordance with guidelines adopted by The Money Market Portfolio's Board of Trustees. The lending of securities is a common practice in the securities industry. The Money Portfolio will engage in security loan arrangements with the primary objective of increasing the Money Portfolio's income either through investing cash collateral in short-term, interest bearing obligations or by receiving a loan premium from the borrower. The Money Portfolio will continue to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially. The Money Portfolio will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans will be subject to termination by the Money Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Money Portfolio and its shareholders. The Money Portfolio may pay reasonable finders', borrowers', administrative and custodial fees in connection with a loan of its securities.

As stated in the Prospectus, the Money Portfolio may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. Although the Money Portfolio will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date.

General Policies

As stated in the Prospectus, the Portfolios may enter into repurchase agreements which will be made only with financial institutions such as broker/dealers and banks which are deemed creditworthy by the Portfolios' investment manager. This is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Portfolio to the seller. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. The interest rate is effective for the period of time in which a Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Portfolio invest in repurchase agreements for more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation by securities with a market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolios, with the value marked to market daily to maintain 100% coverage. A default by the seller might cause the Portfolios to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolios might also incur disposition costs in liquidating the collateral. The Portfolios that use these instruments will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank.

The Money Portfolio may not purchase time deposits or enter into repurchase agreements with more than seven days duration if, as a result, more than 10% of the market value of the Money Portfolio's total assets would be invested in such time deposits or repurchase agreements.

The U.S. Securities Portfolios may not enter into repurchase agreements with more than seven days duration, if, as a result, more than 10% of the market value of the U.S. Securities Portfolio's total assets would be invested in such repurchase agreements.

As stated in the Prospectus, each Portfolio seeks to earn high current income consistent with capital preservation and liquidity. The achievement of each Portfolio's objective will depend on market conditions generally and on the analytical and portfolio management skills of the investment adviser. It should be noted that each Portfolio's performance will also be a function of the quality of the securities in which they invest. Accordingly, because the Portfolios limit their investments to high quality securities, there will be a generally lower yield than if such series purchased securities of a lower credit rating and correspondingly greater risk. The value of securities held will fluctuate inversely with interest rates and, therefore, there is no assurance that the objectives will be achieved.

Because the Portfolios will not purchase any instrument with a remaining maturity of greater than 397 calendar days, it is not expected that there will be any reportable annual portfolio turnover rate.

Investment Restrictions

The Trust has adopted the following restrictions as additional fundamental policies of each Fund, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of such Fund present at a shareholders' meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy. A Fund may not:

(1) Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

(2) Make loans, except (a) through the purchase of debt securities in accordance with the investment objectives and policies of the Fund, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, or (c) by the loan of its portfolio securities in accordance with the policies described above.

(3) Invest in any issuer for purposes of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of a Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

(4) Buy any securities "on margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

(5) Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale and are not readily marketable, or enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the total assets of such Fund would be invested in such securities or repurchase agreements, except that, to the extent this restriction is applicable, a Fund may purchase, in private placements, shares of another registered investment company having the same investment objective and policies as the Fund.

(6) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that all or substantially all of the assets of a Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

(7) Invest more than 25% of its assets in securities of any industry, although, for purposes of this limitation, U.S. government obligations are not considered to be part of any industry. This prohibition does not apply where the policies of a Fund as described in the Prospectus specify otherwise.

(8) Act as underwriter of securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities; except that all or substantially all of the assets of a Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

(9) Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

(10) Acquire, lease or hold real estate, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

(11) Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of "obligations with puts attached" or write covered call options in accordance with its stated investment policies.

In addition to the above restrictions, the Funds have the following fundamental policies, which may only be changed with the approval of shareholders: i) the U.S. Securities Fund may invest only in marketable securities issued or guaranteed by the U.S. government, by various agencies of the U.S. government and by various instrumentalities which have been established or sponsored by the U.S. government, including U.S. Treasury bills, notes, bonds and securities of the Government National Mortgage Association and the Federal Housing Administration, which are issued or guaranteed by the U.S. government or which carry a guarantee supported by the full faith and credit of the U.S.; or in another open-end investment company (such as the U.S. Securities Portfolio) that has a fundamental policy to invest in these types of securities; ii) the Funds will invest 100% of their assets in securities with remaining maturities of 397 days or less, or in another open-end management investment company which has such a fundamental investment policy; iii) the Money Fund will invest primarily in various types of money market instruments, such as U.S. government and federal agency obligations, certificates of deposit, banker's acceptances, time deposits of major financial institutions, high grade commercial paper, high grade short-term corporate obligations, taxable municipal securities and repurchase agreements (secured by U.S. government securities) and may seek its objective by investing all or substantially all of its assets in an open-end management investment company with the same investment objective and policies;
iv) the Money Fund may not purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if, immediately thereafter, more than 5% of the value of its total assets would be invested in the securities of any one issuer with respect to 75% of the Money Fund's total assets (pursuant to an operating policy on diversification adopted by the Board of Trustees of the Trust and The Money Market Portfolios which complies with current requirements under Rule 2a-7, the 5% limitation applies to the Portfolio's total assets and is more restrictive than the Fund's fundamental policy), or more than 10% of the outstanding voting securities of any one issuer would be owned by the Money Fund, except that this policy does not apply to the extent all or substantially all of the assets of the Money Fund may be invested in another registered investment company having the same investment objective and policies as the Money Fund; and v) the Money Fund may not invest more than 5% of its total assets in the securities of companies (including predecessors) which have been in continuous operation for less than three years, nor invest more than 25% of its total assets in any particular industry, except that this policy is inapplicable to the extent all or substantially all of the assets of the Money Fund may be invested in another registered investment company having the same investment objectives and policies as the Money Fund.

In addition to these fundamental policies, it is the present policy of the Funds (which may be changed without the approval of shareholders) not to invest in real estate limited partnerships (investments in marketable securities issued by real estate investment trusts are not subject to this restriction) or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development program.

In order to continue its money market status in Texas, the Money Fund and its respective Portfolio will comply with Section 123.3 of the Texas Administrative Code (as stated in Conditions 1-7 listed in Form 133.26, entitled "Request for Determination as a Money Market Fund," with the understanding that Condition 4 excludes expenses of the Money Fund's transfer agent associated with shareholder recordkeeping and reporting).

Trustees and Officers

The Board of Trustees has the responsibility for the overall management of the Trust, including general supervision and review of the Funds' investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

                                     Positions and Offices
  Name, Address and Age              with the Trust        Principal Occupations
                                                          During Past Five Years

  Frank H. Abbott, III (74)          Trustee
  1045 Sansome St.
  San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

  Harris J. Ashton (63)              Trustee
  General Host Corporation
  Metro Center, 1 Station Place
  Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

  S. Joseph Fortunato (63)           Trustee
  Park Avenue at Morris County
  P. O. Box 1945
  Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director General Host Corporation; and director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

  David W. Garbellano (80)           Trustee
  111 New Montgomery St., 402
  San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

* Charles B. Johnson (62)            Chairman
  777 Mariners Island Blvd.          of the Board
  San Mateo, CA 94404                and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

* Charles E. Johnson (39)            President
  777 Mariners Island Blvd.          and Trustee
  San Mateo CA 94404

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

* Rupert H. Johnson, Jr. (55)        Vice President
  777 Mariners Island Blvd.          and Trustee
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W. T. LaHaye (66)            Trustee
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

  Gordon S. Macklin (67)             Trustee
  8212 Burning Tree Road
  Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

  Harmon E. Burns (50)               Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Kenneth V. Domingues (63)          Vice President -
  777 Mariners Island Blvd.          Financial Reporting
  San Mateo, CA 94404                and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

  Martin L. Flanagan (35)            Vice President
  777 Mariners Island Blvd.          and Chief
  San Mateo, CA 94404                Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

  Deborah R. Gatzek (46)             Vice President
  777 Mariners Island Blvd.          and Secretary
  San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

  Diomedes Loo-Tam (56)              Treasurer and
  777 Mariners Island Blvd.          Principal
  San Mateo, CA 94404                Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

  Thomas J. Runkel (37)              Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Employee of Franklin Advisers, Inc. and officer of four of the investment companies in the Franklin Group of Funds.

The officers and trustees of the Trust are also officers and trustees of The Money Market Portfolios, except Thomas J. Runkel, Vice President of the Trust, is not an officer or trustee of The Money Market Portfolios. The following officers of The Money Market Portfolios are not officers or trustees of the
Trust:

Edward V. McVey (58)
777 Mariners Island Blvd.             Vice President
San Mateo, CA  94404                  of The Money Market Portfolios

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

  R. Martin Wiskemann (68)           Vice President
  777 Mariners Island Blvd.          of The Money
  San Mateo, CA 94404                Market Portfolios

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

Trustees not affiliated with the administrator ("nonaffiliated trustees") are currently paid fees of $200 per month plus $200 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                                                     Number of
                                                                              Total Fees           Boards in the
                                                             Total Fees    Received from the    Franklin Templeton
                                                              Received    Franklin Templeton     Group of Funds on
Name                                                         from Trust*   Group of Funds**    Which Each Serves***
Frank H. Abbott, III.....................................       $4,800          $176,870                31
Harris J. Ashton.........................................        4,800           318,125                56
S. Joseph Fortunato......................................        4,800           334,265                57
David Garbellano.........................................        4,800           153,300                30
Frank W.T. LaHaye........................................        4,600           150,817                26
Gordon S. Macklin........................................        4,800           301,885                53

*For the fiscal year ended June 30, 1995.
**For the calendar year ended December 31, 1994.
***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning trustee compensation and expenses, please see the Trust's Annual Report to Shareholders.

As of August 3, 1995, the trustees and officers, as a group, owned of record and beneficially approximately 2,746,492 shares or less than 1% of the total outstanding shares of the Money Fund and none of the outstanding shares of the U.S. Securities Fund. Many of the Trust's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles E. Johnson is the son and nephew of Charles B. Johnson and Rupert H. Johnson, Jr., respectively, who are brothers.

The Board of Trustees, with all disinterested trustees as well as the interested trustees voting in favor, have adopted written procedures designed to deal with potential conflicts of interest which may arise from the fact of having the same persons serving on each trust's Board of Trustees. The Board of Trustees has determined that there are no conflicts of interest presented by this arrangement at the present time. See "Summary of Procedures to Monitor Conflicts of Interest."

Administrative and Other Services

The administrator of the Funds is Advisers. Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services. Advisers and other subsidiary companies of Resources currently manage over $125 billion in assets for more than 3.8 million shareholder accounts.

Advisers acts as the administrator for the U.S. Securities Fund and the Money Fund under separate administration agreements, dated November 1, 1992 (the "Administration Agreements"), which provide for various administrative, statistical, and other services for the Funds. Pursuant to the Administration Agreements, the U.S. Securities Fund and Money Fund are each separately obligated to pay Advisers (as Administrator) a monthly fee equal to an annual rate of 5/100 of 1% of such Fund's average daily net assets. The U.S. Securities Portfolio and the Money Portfolio, in which each Fund invests its assets, have separate management agreements with Advisers, each dated August 27, 1992 (the "Management Agreements"). The Management Agreements and the Administration Agreements specify that the management fees and/or the administration fees will be reduced to the extent necessary to comply with the most stringent limits prescribed by any state in which the Funds' shares are offered for sale. The most stringent current state restriction limits a fund's allowable aggregate operating expenses (excluding interest, taxes, brokerage commissions, distribution plan expenses up to 1% and extraordinary expenses such as litigation costs) in any fiscal year to 2.5% of the first $30 million of average net assets of the Fund, 2% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of each Fund in excess of $100 million. There are no management agreements for the Funds.

Pursuant to the separate Management Agreements with the U.S. Securities Portfolio and the Money Portfolio, Advisers provides investment research and portfolio management services, including the selection of securities for the U.S. Securities Portfolio and the Money Portfolio to purchase, hold or sell, and the selection of brokers or dealers through whom the Portfolios' security transactions are executed. Advisers' activities are subject to the review and supervision of the Board of Trustees of The Money Market Portfolios to whom Advisers renders periodic reports of the investment activities of the U.S. Securities Portfolio and the Money Portfolio. Under the terms of the Management Agreements, Advisers provides the Portfolios with office space and office furnishings, facilities and equipment required for managing the business affairs of the Portfolios; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of each Fund. Both the U.S. Securities Portfolio, in which the U.S. Securities Fund invests its assets, and the Money Portfolio, in which the Money Fund invests its assets, are obligated to pay Advisers a monthly fee equal to an annual rate of 15/100 of 1% of the Portfolio's average net assets.

Advisers became the Funds' Administrator on October 26, 1992. Prior to that time, Franklin Trust Company served as the investment adviser and administrator to the Money Fund pursuant to a management and administration agreement, and Advisers served as investment adviser to the U.S. Securities Fund pursuant to a management agreement.

Advisers agreed in advance to waive a portion of its fees under the administration and management agreements in order to reduce the total expenses. This arrangement may be terminated by Advisers at any time upon notice to the Board.

For the fiscal years ended June 30, 1993, 1994 and 1995, the management fees for the Money Portfolio, before any advance waiver were $272,196, $463,296 and $1,823,637, respectively. Management fees paid by the Money Portfolio for the fiscal years ended June 30, 1993, 1994 and 1995 were $229,483, $415,665 and $1,730,028 respectively. For the fiscal years ended June 30, 1993, 1994 and 1995, the management fees for the U.S. Securities Portfolio, before any advance waiver were $253,943, $355,778 and $634,994, respectively. Management fees paid by the U.S. Securities Portfolio for the fiscal years ended June 30, 1993, 1994 and 1995 were $211,003, $304,633 and $581,495 respectively.

The Management Agreements for the U.S. Securities Portfolio and the Money Portfolio are each in effect until February 29, 1996. Thereafter, each may continue in effect for successive annual periods, providing such continuance is specifically approved at least annually by a vote of the Board of Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Portfolios, and in either event by a majority vote of the trustees of The Money Market Portfolios who are not parties to the Management Agreements or interested persons of any such party (other than as trustees), cast in person at a meeting called for that purpose. The Management Agreements may be terminated without penalty at any time by The Money Market Portfolios or by Advisers on 60 days' written notice and will automatically terminate in the event of their assignment as defined in the 1940 Act.

The table below shows the management or administration fees, before any advance waiver by Franklin Trust Company (1993) or Advisers (1993, 1994 and 1995), with respect to the Money Fund, and Advisers, with respect to the U.S. Securities Fund for the fiscal years ended June 30, 1993, 1994 and 1995, respectively.

                                          June 30
                                   1993      1994       1995
Money Fund..................     $660,106  $154,317   $123,118
U.S. Securities Fund........     $469,648  $118,962   $139,800

The Money Fund and the U.S. Securities Fund paid no management and administration fees for the fiscal years ended June 30, 1993, 1994 and 1995.

Other Services

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for each Fund and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, and Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York 10260, act as custodians of the securities and other assets of the Portfolio and the Funds. Citibank, Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian for the Funds in connection with transfer services through bank automated clearing houses.

The custodians do not participate in decisions relating to the purchase and sale of portfolio securities. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended June 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report dated June 30, 1995.

Policies Regarding Brokers
Used on Portfolio Transactions

The Funds will not incur any brokerage or other costs in connection with their purchase or redemption of shares of the Portfolios. Under the Portfolios' Management Agreements with Advisers, the selection of brokers and dealers to execute transactions in each Portfolios' securities is made by Advisers in accordance with criteria set forth in the Management Agreements and any directions which the Board of Trustees of The Money Market Portfolios may give.

In all purchases and sales of securities for the Portfolios, Advisers seeks the most favorable prices consistent with the best execution of the orders. So long as Advisers believes that it is obtaining the best execution, it will give consideration in placing portfolio transactions with securities dealers furnishing research, statistical or factual information, or wire or other services to the Portfolios or to Advisers, including appraisals or valuations of portfolio securities of the Portfolios. While the information and services provided by securities dealers are useful in varying degrees and would generally reduce the amount of research or services otherwise performed by Advisers and thus reduce its expenses, they are of indeterminable value and will not reduce the management fees payable to Advisers by the Portfolios.

Depending on Advisers' view of market conditions, the Portfolios may or may not purchase securities with the expectation of holding them to maturity, although their general policy is to hold securities to maturity. A Portfolio may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. During the past three fiscal years, the Funds paid no brokerage commissions. The Portfolios' commenced operations on October 26, 1992, and therefore did not incur any brokerage commissions prior to such operations.

Purchases of portfolio securities may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Portfolio will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the ask price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above. No broker or dealer affiliated with the Funds or the Portfolios, or with Advisers may purchase securities from, or sell securities to, the Funds or the Portfolios.

Distributors, an affiliate of Advisers, is a member of the National Association of Securities Dealers, Inc., and it may sometimes be entitled to obtain certain fees when a Portfolio tenders portfolio securities pursuant to a tender-offer solicitation. Accordingly, any portfolio securities tendered by a Portfolio will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fees payable to Advisers by the Portfolios under the Management Agreements will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities for the Portfolios and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the investment companies or clients and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Portfolios are concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolios.

Neither the Funds nor the Portfolios have acquired, since their inception, the securities of any broker/dealer.

Distribution Plans

The Funds have each adopted a Distribution Plan (a "Plan") pursuant to Rule 12b-1 under the 1940 Act whereby each Fund may pay up to a maximum of 0.15% per annum of each Fund's average daily net assets for expenses incurred by its Manager in the distribution of a Fund's shares. No payments have been made by the Funds pursuant to the Plans since inception.

Pursuant to each Plan, Advisers will be entitled to be reimbursed each month (up to the maximum as stated above) for its actual expenses incurred in the distribution and promotion of the Funds' shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing sales literature and related expenses, advertisements, and other distribution-related expenses.

In addition to the payments to which Advisers is entitled under each Plan, each Plan also provides that to the extent any payments to or by the Fund, Advisers or other parties on behalf of the Fund, are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

Such activities, the payment of which are intended to be within the scope of the Plans, but will not involve the payment of any additional monies by the Funds than they are otherwise obligated to make, shall include, but not necessarily be limited to, the following: (a) the costs associated with reports and prospectuses to shareholders; (b) fees and expenses relating to qualification under state securities laws; (c) trade association dues; (d) costs associated with sending confirmations and reports to shareholders on shares sold or redeemed and responding to inquiries from prospective investors; and (e) payments to dealers, financial institutions, advisers, or other firms, any one of whom may receive monies in respect of shares of the Funds owned by shareholders for whom such firm is the dealer or holder of record in any capacity, or with whom such firm has a servicing, agency, or distribution relationship.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Plans must be renewed annually by the Trust's Board of Trustees, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plans may be terminated at any time, without any penalty, by such trustees or by vote of a majority of each Fund's outstanding shares, on 60 days' written notice, and will terminate automatically by any act that terminates the Administration Agreements with Advisers.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the respective Fund's outstanding shares, and all material amendments to the Plans or any related agreements also shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment. Advisers is required to report in writing to the Board of Trustees of the Trust, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plans should be continued.

Determination of Net Asset Value

As noted in the Prospectus, the net asset value per share for purposes of both purchase and redemption of shares is determined by the Funds on each day that the Exchange is open for business. Valuation is currently made as of 12:30 p.m. Pacific time. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of each Fund is calculated by adding the value of all securities and other assets in each Fund's portfolio, deducting its liabilities, and dividing by the number of shares outstanding.

The valuation of each Portfolio's portfolio securities (including any securities held in a separate account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortization cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Funds computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Funds would receive less investment income. The converse would apply in a period of rising interest rates.

Each Portfolio's use of amortized cost which facilitates the maintenance of the its per share net asset value of $1.00 is permitted by Rule 2a-7 of the 1940 Act, pursuant to which the Portfolios must adhere to certain conditions.

Generally, the Portfolios must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those United States dollar-denominated instruments that the Board of Trustees determines present minimal credit risks and which are, as required by the federal securities laws,
i) rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, with remaining maturities of 397 days or less, ii) instruments deemed comparable in quality to such rated instruments,
iii) instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of a nationally recognized statistical rating agency. Securities subject to floating or variable interest rates with demand features may have stated maturities in excess of one year. The trustees of The Money Market Portfolios have agreed to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolios' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of each Portfolio's portfolio holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolios' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

The trustees of the Trust seek to maintain the net asset values of the Funds at $1.00 per share.

Additional Information
Regarding Purchases and
Redemptions of Fund Shares

Effectiveness of Purchase Orders
The purchase price for shares of each Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form. Once shares of a Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the effective date of purchase and continue through the business day prior to the business day such shares are redeemed. Many of the types of instruments in which the Funds (through the Portfolios) invest must be paid for in "federal funds," which are monies held by the Trust's custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for its shares in either Fund generally cannot be invested by such Fund's respective Portfolio until they are converted into and are available to the Fund in federal funds, which may take up to two days. In such cases, purchases by investors may not be considered in proper form and effective until such conversion and availability. In the event the Portfolio is able to make investments immediately (within one business day), the Fund may accept a purchase order with payment other than in federal funds; in such event, shares of the Fund will be purchased at the net asset value next determined after receipt of the order and payments.

Payments transmitted by wire and received by the custodian and reported by the custodian to a Fund prior to 3:00 p.m. Pacific time on any business day are normally effective on the same day as received, provided the Fund is timely notified as described in the Fund's Prospectus. Wire payments received or reported by the custodian to the Funds after the time set forth above will be effective on the next business day. Payments transmitted by check or other negotiable bank draft will normally be effective within two business days for checks drawn on a member bank of the Federal Reserve System, and longer for most other checks.

Shareholder Accounting

All purchases of shares of a Fund will be credited to the shareholder in full and fractional shares of such Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder. To open an account in the name of a corporation, a resolution of the corporation's Board of Directors will be required.

The Trust reserves the right to reject any order for the purchase of shares of the Funds and to waive minimum investment requirements. In addition, the offering of shares of the Funds may be suspended at any time and resumed at any time thereafter.

Shareholder Redemptions

Each Fund will attempt to make payment for all shares redeemed within one business day, but in no event later than seven days after receipt by a Fund of the redemption request in proper form. A Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the Exchange is closed for periods other than weekends and holidays or when trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"); (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC by order may permit for the protection of the shareholders of a Fund. At various times, a Fund may be requested to redeem shares for which it has not yet received proper payment. Accordingly, a Fund may delay the sending of redemption proceeds until such time as it has assured itself that proper payment has been collected for the purchase of such shares.

Redemptions in Kind

Each Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the net assets of the applicable Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of such Fund. In such circumstances, the securities distributed would be readily marketable securities valued at the price used to compute that Fund's net assets. Should a Fund do so, a shareholder may incur brokerage fees in converting the securities to cash.

Redemptions by the Fund

Each Fund reserves the right to redeem, involuntarily, at the then current net asset value, shares held in an account for a shareholder in such Fund if the aggregate net asset value for the shares held by any one shareholder falls below $20,000, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Prior to effecting any such involuntary redemption, the Funds shall notify the shareholder and allow it 30 days to make an additional investment in an amount which will increase the aggregate value of its account in such Fund to at least the minimum initial investment.

Additional Information Regarding Taxation

As stated in the Prospectus, each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, such Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of its available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed, nor taxed to a Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare and pay these dividends in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a Fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, each Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment. Shareholders should then consult with their own tax advisors with respect to the application of their state and local laws to these distributions.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Each Portfolio's (and thus, each respective Fund's) portfolio is composed of short-term securities and, under normal circumstances, each Fund (through its investment in a Portfolio) does not expect to realize any long-term capital gain. Any undistributed net short-term capital gain which is realized by the Funds (adjusted for any daily amounts of unrealized appreciation or depreciation reported above) will be distributed at least once each year and may be distributed more frequently if necessary in order to avoid federal excise taxes. Any distributions of short-term capital gain will also be reinvested in the form of additional Fund shares at net asset value, unless the shareholder has previously notified the Fund to have them paid in cash.

The federal income tax treatment of dividends and distributions is the same whether received in cash or reinvested in Fund shares.

The Trust's Underwriter

Pursuant to an underwriting agreement in effect until February 29, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Funds. Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees, or by a vote of the holders of a majority of the Trust's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Performance

As noted in the Prospectus, each Fund may from time to time quote performance figures to illustrate its past performance.

Current Yield

Current yield reflects the interest income per share earned by the Funds' investments.

Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

The yield for each Fund for the seven-day period ended on June 30, 1995 was as follows:

                                         7 Days Ended
                                         June 30, 1995
U.S. Securities Fund.................      5.79%
Money Fund...........................      5.97%

Effective Yield

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The effective yield for each Fund for the seven-day period ended on June 30, 1995 was as follows:

                                          7 Days Ended
                                          June 30, 1995
U.S. Securities Fund..................      5.96%
Money Fund............................      6.14%

                                           365/7
Effective Yield = [(Base Period Return + 1)     ]-1

Comparisons

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed-Income Fund Performance Analysis and Lipper - Mutual Fund Yield Survey - These publications measure total return and average current yield for the mutual fund industry. They rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any sales charges.

b) Bank Rate Monitor - A weekly publication which reports various bank investments such as CD rates, average savings account rates and average loan rates.

c) Bond Buyer - A daily publication which reports various articles as well as indices.

d) Salomon Brothers Bond Market Roundup - A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. Also summarizes change in banking statistics and reserve aggregates.

e) IBC/Donoghue's Money Fund Report(R) - Reports industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

f) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' composition of investments, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their figures. In addition there can be no assurance that a Fund will continue this performance as compared to such other averages.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.

Advertisements or information may also compare a Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which is based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

From time to time, advertisements may depict various ways in which investors may utilize a Fund to achieve their investment goals and various developments affecting a Fund, including historical developments in the securities markets. The following list reflects some of the illustrations that may appear in future advertisements:

The Funds may be listed as members of the Franklin Group of Funds in shareholder newsletters.

The Funds may be used in shareholder newsletters as an example of the benefits of diversification.

The Funds may be used to demonstrate the benefits offered by professional management.

Advertisements may indicate that as an established presence in the municipal securities industry, Franklin currently manages over $40 billion in municipal bond assets. Franklin's municipal bond experience and knowledge of municipal issuers allows us to offer investment vehicles and services tailored to the needs of government investors.

Of course, an investment in a Fund cannot guarantee that the shareholder's goals will be met.

In addition to advertisements regarding the above matters, from time to time advertisements regarding the Fund or the Franklin Group of Funds(R) may discuss other matters, including a Dalbar Surveys, Inc.'s broker/dealer survey which ranked Franklin number one in service quality for five out of the past seven years.

The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Each Fund is a member of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $125 billion in assets under management for more than 3.8 million shareholder accounts, in addition to foundations and endowments, employee benefit plans, and individuals, and offers 115 U.S.-based mutual funds. A Fund may identify itself by its NASDAQ or CUSIP number.

Miscellaneous Information

A Fund may deduct from a shareholder's account the costs of its efforts to locate such shareholder if mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account, when a search company charges a percentage fee in exchange for their location services.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

As of August 3, 1995, the principal shareholders, beneficial or of record, of the Funds, their addresses and the amount of their share ownership were as follows:

                                                Number
                                              of Shares
                                                Owned                Percentage
Money Fund
Franklin Resources, Inc.                     28,674,265                9.84%
777 Mariners Island Blvd.
San Mateo, CA 94404
Franklin/Templeton
 Distributors, Inc.                          18,471,931                6.34%
777 Mariners Island Blvd.
San Mateo, CA 94404
Franklin/Templeton
 Investor Services, Inc.                     60,000,000               20.59%
777 Mariners Island Blvd.
San Mateo, CA 94404
Sanyo Fisher (USA) Corp.                     18,126,198                6.22%
21350 Lassen St.
Chatsworth, CA 91311
Urban & Co.                                  26,408,120                9.06%
P.O. Box 69
Urbana, IL 61801
U.S. Securities Fund
Alameda County
 Treasurer                                   21,000,000                7.45%
4732 Calvert
Lincoln, NE 68506
Bank of America TTEE                         21,698,361                7.70%
City of Oakland
1 Embarcadero Center,
 28th Floor
San Francisco, CA 94111
City of Anaheim                              17,089,203                6.06%
201 S. Anaheim Blvd.
 #901
Anaheim, CA 92805

                                              Number
                                            of Shares
                                              Owned                Percentage
First Interstate Bank of
 Nevada TTEE
City of Henderson                           17,581,054.85              6.24%
Lake Las Vegas Ltd
 Obl Imp Bonds
P.O. Box 9800
Calabasas, CA 91302
First Interstate Bank of
 Nevada TTEE
City of Henderson                           26,973,074                 9.57%
Dtd 12/94-12/94 Water
 Bonds
P.O. Box 9800 Calabasas, CA 91302
PNC Bank National
 Association                               38,422,090                 13.63%
1 Oliver Plaza 25th Floor
Pittsburgh, PA 15222

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

The shareholders of a Massachusetts business trust, such as the Trust, could, under certain circumstances, be held personally liable as partners for its obligations. The Trust's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the respective Fund of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists, and the Fund itself is unable to meet its obligations.

Special Services

Shareholders or prospective investors may utilize Franklin's IFT Hypothetical Illustrations Service as a useful tool in considering investments. The service, which is free of charge, enables an investor to make an actual, dollar-for-dollar performance comparison of any of the Trust's funds to any security, pool, or portfolio which the investor may currently be using. It is based on historical information and covers any time period the investor desires after February 4, 1988 (the commencement of dividend payments for two of the funds). The investor simply chooses a fund of the Trust to compare and provides Franklin with a starting date, a starting amount, and all subsequent purchases or withdrawals. The illustration shows the actual dollar performance of these actions in the selected fund, which the investor can use to compare to that of their own investment or portfolio.

Investor Services may charge separate fees to shareholders, to be negotiated directly with such shareholders, for providing special services in connection with their accounts, such as subaccounting, processing a large number of wires each month or other special handling that a shareholder may request. Such special services to certain shareholders will not increase the expenses borne by either Fund or the Trust.

Investor Services or the Trust may pay certain financial institutions which maintain omnibus accounts with the Trust on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account such institutions may be paid an amount, not to exceed the per account fee which the Trust normally pays Investor Services.

Summary of Procedures to
Monitor Conflicts of Interest

The Boards of Trustees of The Money Market Portfolios, on behalf of its series ("master fund[s]"), and of the Trust, on behalf of certain of its series which participate in a master/feeder fund structure ("feeder fund[s]"), (both of which are composed of the same individuals) recognize that there is the potential for certain conflicts of interest to arise between the master fund and the feeder funds in this format. Such potential conflicts of interest could include, among others: the creation of additional feeder funds with different fee structures; the creation of additional feeder funds which could have controlling voting interests in any pass-through voting which could affect investment and other policies; a proposal to increase fees at the master fund level; and any consideration of changes in fundamental policies at the master fund level which may or may not be acceptable to a particular feeder fund.

In recognition of the potential for conflicts of interest to develop, the Boards of Trustees have adopted certain procedures, pursuant to which i) the independent members of each board will review the master/feeder fund structure at least annually, as well as on an ongoing basis, and report to their respective full board after each annual review; ii) if the independent trustees determine that a situation or proposal presents a potential conflict, they will request a written analysis from the master fund management describing whether such apparent potential conflict of interest will impede the operation of any of the constituent feeder funds and the interests of the feeder fund's shareholders; and iii) upon receipt of the analysis, such trustees shall review the analysis and present their conclusion to the full board.

If no actual conflict is deemed to exist, the independent trustees will recommend that no further action be taken. If the analysis is inconclusive, they may submit the matter to and be guided by the opinion of an independent legal counsel issued in a written opinion. If a conflict is deemed to exist, they may recommend one or more of the following courses of action: i) suggest a course of action designed to eliminate the potential conflict of interest; ii) if appropriate, request that the full board of the Trust submit the potential conflict to shareholders for resolution; iii) recommend to the full board of the Trust that the affected feeder fund no longer invest in its designated master fund and propose either a search for a new master fund in which to invest the feeder fund's assets or the hiring of an investment manager to manage the feeder fund's assets in accordance with its objectives and policies; iv) recommend to the full board of the Trust that a new group of trustees be recommended to the shareholders of the affected feeder fund for approval; or v) recommend such other action as may be considered appropriate.

Financial Statements

The financial statements contained in the Annual Report to Shareholders of Institutional Fiduciary Trust and The Money Market Portfolios dated June 30, 1995, including the auditor's report, are incorporated herein by reference.

Appendix A

California Government Code Section 53601. Securities authorized for investment; text of section effective on July 7, 1988, amended in 1992.

The legislative body of a local agency having money in a sinking fund of, or surplus money in, its treasury not required for the immediate necessities of the local agency may invest any portion of the money which it deems wise or expedient in the following; provided, however, that where this section does not specify a limitation on the term or remaining maturity at the time of the investment, no investment shall be made in any security, other than a security underlying a repurchase or reverse repurchase agreement authorized by this section, which at the time of the investment has a term remaining to maturity in excess of five years, unless the legislative body has granted express authority to make that investment either specifically or as a part of an investment program approved by the legislative body no less than three months prior to the investment:

(a) Bonds issued by the local agency, including bonds payable solely out of the revenues from a revenue-producing property owned, controlled, or operated by the local agency or by a department, board, agency, or authority of the local agency.

(b) United States Treasury notes, bonds, bills, or certificates of indebtedness, or those for which the faith and credit of the United States are pledged for the payment of principal and interest.

(c) Registered state warrants or Treasury notes or bonds of this state, including bonds payable solely out of the revenues from a revenue-producing property owned, controlled, or operated by the state or by a department, board, agency, or authority of the state.

(d) Bonds, notes, warrants, or other evidences of indebtedness of any local agency within this state, including bonds payable solely out of the revenues from a revenue-producing property owned, controlled, or operated by the local agency, or by a department, board, agency, or authority of the local agency.

(e) Obligations issued by banks for cooperatives, federal land banks, federal intermediate credit banks, federal home loan banks, the Federal Home Loan Bank Board, the Tennessee Valley Authority, or in obligations, participations, or other instruments of, or issued by, or fully guaranteed as to principal and interest by, the Federal National Mortgage Association; or in guaranteed portions of Small Business Administration notes; or in obligations, participations, or other instruments of, or issued by, a federal agency or a United States government-sponsored enterprise.

(f) Bills of exchange or time drafts drawn on and accepted by a commercial bank, otherwise known as banker's acceptances, which are eligible for purchase by the Federal Reserve System. Purchases of bankers acceptances may not exceed 270 days maturity or 40 percent of the agency's surplus money which may be invested pursuant to this section. No more than 30 percent of the agency's surplus funds, however, may be invested in the banker's acceptances of any one commercial bank pursuant to this section.

This subdivision does not preclude a municipal utility district from investing any surplus money in its treasury in any manner authorized by the Municipal Utility District Act, Division 6 (commencing with Section 11501) of the Public Utilities Code.

(g) Commercial paper of "prime" quality of the highest ranking or of the highest letter and numerical rating as provided for by Moody's Investors Service or Standard and Poor's Corporation. Eligible paper is further limited to issuing corporations that are organized and operating within the United States and having total assets in excess of five hundred million dollars ($500,000,000) and having an "A" or higher rating for the issuer's debt, other than commercial paper, if any, as provided for by Moody's Investors Service or Standard and Poor's Corporation. Purchases of eligible commercial paper may not exceed 180 days' maturity nor represent more than 10 percent of the outstanding paper of an issuing corporation. Purchases of commercial paper may not exceed 15 percent of the agency's surplus money which may be invested pursuant to this section. An additional 15 percent, or a total of 30 percent of the agency's surplus money, may be invested pursuant to this subdivision. The additional 15 percent may be so invested only if the dollar-weighted average maturity of the entire amount does not exceed 31 days. "Dollar-weighted average maturity" means the sum of the amount of each outstanding commercial paper investment multiplied by the number of days to maturity, divided by the total amount of outstanding commercial paper.

(h) Negotiable certificates of deposit issued by a nationally or state-chartered bank or a state or federal association (as defined by Section 5102 of the Financial Code) or by a state-licensed branch of a foreign bank. Purchases of negotiable certificates of deposit may not exceed 30 percent of the agency's surplus money which may be invested pursuant to this section. For purposes of this section, negotiable certificates of deposits do not come within Article 2 (commencing with Section 53630) of Chapter 4 of Part 1 of Division 2 of Title 5, except that the amount so invested shall be subject to the limitations of
Section 53638.

(i) Investments in repurchase agreements or reverse repurchase agreements of any securities authorized by this section, so long as the proceeds of the reverse repurchase agreement are invested solely to supplement the income normally received from these securities. Investment in a reverse repurchase agreement shall be made only upon prior approval of the legislative body of the local agency. For purposes of this section, the term "repurchase agreement" means a purchase of securities by the local agency pursuant to an agreement by which the seller will repurchase the securities on or before a specified date and for a specified amount and will deliver the underlying securities to the local agency by book entry, physical delivery, or by third-party custodial agreement. The transfer of underlying securities to the counterparty bank's customer book-entry account may be used for book-entry delivery. The term "counterparty" for the purposes of this subdivision, means the other party to the transaction. A counter-party bank's trust department or safekeeping department may be used for physical delivery of the underlying security. The term of repurchase agreements shall be for one year or less. The term "securities," for purpose of repurchase under this subdivision, means securities of the same issuer, description, issue date, and maturity.

The term "reverse repurchase agreement" means a sale of securities by the local agency pursuant to an agreement by which the local agency will repurchase such securities on or before a specified date and for a specified amount.

(j) Medium-term notes of a maximum of five years maturity issued by corporations organized and operating within the United States or by depository institutions licensed by the United States or any state and operating within the United States. Notes eligible for investment under this subdivision shall be rated in a rating category of "A" or its equivalent or better by a nationally recognized rating services. Purchases of medium-term notes may not exceed 30 percent of the agency's surplus money which may be invested pursuant to this section.

(k) Shares of beneficial interest issued by diversified management companies, as defined in Section 23701m of the Revenue and Taxation Code, investing in the securities and obligations as authorized by subdivisions (a) to (l), inclusive, of this section and which comply with the investment restrictions of this article and Article 2 (commencing with Section 53630). To be eligible for investment pursuant to this subdivision, these companies shall either: (1) attain the highest ranking or the highest letter and numerical rating provided by not less than two of the three largest nationally recognized rating services, or (2) have an investment advisor registered with the SEC with not less than five years' experience investing in the securities and obligations as authorized by subdivisions (a) to (m), inclusive, of this section and with assets under management in excess of five hundred million dollars ($500,000,000). The purchase price of shares of beneficial interest purchased pursuant to this subdivision shall not include any commission that these companies may charge and shall not exceed 15 percent of the agency's surplus money which may be invested pursuant to this section.

(l) Notwithstanding anything to the contrary contained in this section, Section 53635 or any other provision of law, monies held by a trustee or fiscal agent and pledged to the payment or security of bonds or other indebtedness, or obligations under a lease, installment sale, or other agreement of a local agency, or certificates of participation in those bonds, indebtedness, or lease installment sale, or other agreements, may be invested in accordance with the statutory provisions governing the issuance of those bonds, indebtedness, or lease installment sale, or other agreement, or to the extent not inconsistent therewith or if there are no specific statutory provisions, in accordance with the ordinance, resolution, indenture, or agreement of the local agency providing for the issuance.

(m) Notes, bonds, or other obligations which are at all times secured by a valid first priority security interest in securities of the types listed by Section 53651 as eligible securities for the purpose of securing local agency deposits having a market value at least equal to that required by Section 53652 for the purpose of securing local agency deposits. The securities serving as collateral shall be placed by delivery or book entry into the custody of a trust company or the trust department of a bank which is not affiliated with the issuer of the secured obligations, and the security interest shall be perfected in accordance with the requirements of the Uniform Commercial Code or federal regulations applicable to the types of securities in which the security interest is granted.


(n) Any mortgage pass-through security, collateralized mortgage obligation, mortgage-backed or other pay-through bond, equipment lease-backed certificate, consumer receivable pass-through certificate, or consumer receivable-backed bond of a maximum of five years maturity. Securities eligible for investment under this subdivision shall be issued by an issuer having an "A" or higher rating for the issuer's debt as provided by a nationally recognized rating service and rated in a rating category of "AA" or its equivalent or better by a nationally recognized rating service. Purchase of securities authorized by this subdivision may not exceed 20 percent of the agency's surplus money that may be invested pursuant to this section.

California Government Code Section 53635. Funds of local agency; deposit or investment. Text of section effective July 7, 1988, amended in 1992. As far as possible, all money belonging to, or in the custody of, a local agency, including money paid to the treasurer or other official to pay the principal, interest, or penalties of bonds, shall be deposited for safekeeping in state or national banks, savings associations or federal associations, credit unions, or federally insured industrial loan companies in this state selected by the treasurer or other official having the legal custody of the money; or, unless otherwise directed by the legislative body pursuant to Section 53601, may be invested in the following:

(a) Bonds issued by the local agency, including bonds payable solely out of the revenues from a revenue-producing property owned, controlled, or operated by the local agency or by a department, board, agency, or authority of the local agency.

(b) United States Treasury notes, bonds, bills, or certificates of indebtedness, or those for which the faith and credit of the United States are pledged for the payment of principal and interest.

(c) Registered state warrants or Treasury notes or bonds of this state, including bonds payable solely out of the revenues from a revenue-producing property owned, controlled, or operated by the state or by a department, board, agency, or authority of the state.

(d) Bonds, notes, warrants, or other evidences of indebtedness of any local agency within this state, including bonds payable solely out of the revenues from a revenue-producing property owned, controlled, or operated by the local agency, or by a department, board, agency, or authority of the local agency.

(e) Obligations issued by banks for cooperatives, federal land banks, federal intermediate credit banks, federal home loan banks, the federal home loan bank, the Tennessee Valley Authority, or in obligations, participations, or other instruments of, or issued by, or fully guaranteed as to principal and interest by, the Federal National Mortgage Association; or in guaranteed portions of Small Business Administration notes; or in obligations, participations, or other instruments of, or issued by, a federal agency or a United States government-sponsored enterprise.

(f) Bills of exchange or time drafts drawn on and accepted by a commercial bank, otherwise known as banker's acceptances, which are eligible for purchase by the Federal Reserve System. Purchases of banker's acceptances may not exceed 270 days maturity or 40 percent of the agency's surplus funds which may be invested pursuant to this section. No more than 30 percent of the agency's surplus funds, however, may be invested in the banker's acceptances of any one commercial bank pursuant to this section.

This subdivision does not preclude a municipal utility district from investing any surplus money in its treasury in any manner authorized by the Municipal Utility District Act, Division 6 (commencing with Section 11501) of the Public Utilities Code.

(g) Commercial paper of "prime" quality of the highest ranking or of the highest letter and numerical rating as provided for by Moody's Investors Service or Standard and Poor's Corporation. Eligible paper is further limited to issuing corporations that are organized and operating within the United States and having total assets in excess of five hundred million dollars ($500,000,000) and having an "A" or higher rating for the issuer's debt, other than commercial paper, if any, as provided for by Moody's Investors Service or Standard and Poor's Corporation. Purchases of eligible commercial paper may not exceed 180 days maturity nor represent more than 10 percent of the outstanding paper of an issuing corporation. Purchases of commercial paper may not exceed 15 percent of the agency's surplus money which may be invested pursuant to this section. An additional 15 percent, or a total of 30 percent of the agency's money or money in its custody, may be invested pursuant to this subdivision. The additional 15 percent may be so invested only if the dollar-weighted average maturity of the entire amount does not exceed 31 days. "Dollar-weighted average maturity" means the sum of the amount of each outstanding commercial paper investment multiplied by the number of days to maturity, divided by the total amount of outstanding commercial paper.

(h) Negotiable certificates of deposit issued by a nationally or state-chartered bank or a savings association or federal association or a state or federal credit union or by a state-licensed branch of a foreign bank. Purchases of negotiable certificates of deposit may not exceed 30 percent of the agency's surplus money which may be invested pursuant to this section. For purposes of this section, negotiable certificates of deposit do not come within Article 2 (commencing with Section 53630) of Chapter 4 of Part 1 of Division 2 of Title 5, except that the amount so invested shall be subject to the limitations of
Section 53638. For purposes of this section, the legislative body of a local agency and the treasurer or other official of the local agency having legal custody of the money are prohibited from depositing or investing local agency funds, or funds in the custody of the local agency, in negotiable certificates of deposit issued by a state or federal credit union if a member of the legislative body of the local agency, or an employee of the administrative officer, manager's office, budget office, auditor-controller's office, or treasurer's office of the local agency also serves on the board of directors, or any committee appointed by the board of directors, or the credit committee or supervisory committee of the state or federal credit union issuing the negotiable certificates of deposit.

(i) Investments in repurchase agreements or reverse repurchase agreements of any securities authorized by this section, so long as the proceeds of the reverse repurchase agreement are invested solely to supplement the income normally received from these securities. Investment in a reverse repurchase agreement shall be made only upon prior approval of the legislative body of the local agency. For purposes of this section, the term "repurchase agreement" means a purchase of securities by the local agency pursuant to an agreement by which the seller will repurchase the securities on or before a specified date and for a specified amount and will deliver the underlying securities to the local agency by book entry, physical delivery, or by third-party custodial agreement. The transfer of underlying securities to the counterparty bank's customer book-entry account may be used for book-entry delivery. The term "counterparty" for the purposes of this subdivision, means the other party to the transaction. A counter-party bank's trust department or safekeeping department may be used for physical delivery of the underlying security. The term of repurchase agreements shall be for one year or less. The term "securities," for purpose of repurchase under this subdivision, shall mean securities of the same issuer, description, issue date, and maturity. The term "reverse repurchase agreement" means a sale of securities by the local agency pursuant to an agreement by which the local agency will repurchase such securities on or before a specified date and for a specified amount.

(j) Medium-term notes of a maximum of five years maturity issued by corporations organized and operating within the United States or by depository institutions licensed by the United States or any state and operating within the United States. Notes eligible for investment under this subdivision shall be rated in a rating category of "A" or its equivalent or better by a nationally recognized rating service. Purchases of medium-term notes may not exceed 30 percent of the agency's surplus money which may be invested pursuant to this section.

(k) Shares of beneficial interest issued by diversified management companies, as defined in Section 23701m of the Revenue and Taxation Code, investing in the securities and obligations as authorized by subdivisions (a) to (k), inclusive, of this section and which comply with the investment restrictions of this article and Article 1 (commencing with Section 53600). To be eligible for investment pursuant to this subdivision, these companies shall either: (1) attain the highest ranking or the highest letter and numerical rating provided by not less than two of the three largest nationally recognized rating services, or (2) have an investment advisor registered with the SEC with not less than five years' experience investing in the securities and obligations as authorized by subdivisions (a) to (m), inclusive, of this section and with assets under management in excess of five hundred million dollars ($500,000,000). The purchase price of shares of beneficial interest purchased pursuant to this subdivision shall not include any commission that these companies may charge and shall not exceed 15 percent of the agency's surplus money which may be invested pursuant to this section.

(l) Notes, bonds, or other obligations which are at all times secured by a valid first priority security interest in securities of the types listed by Section 53651 as eligible securities for the purpose of securing local agency deposits having a market value at least equal to that required by Section 53652 for the purpose of securing local agency deposits. The securities serving as collateral shall be placed by delivery or book entry into the custody of a trust company or the trust department of a bank which is not affiliated with the issuer of the secured obligations, and the security interest shall be perfected in accordance with the requirements of the Uniform Commercial Code or federal regulations applicable to the types of securities in which the security interest is granted.


(m) Any mortgage pass-through security, collateralized mortgage obligation, mortgage-backed or other pay-through bond, equipment lease-backed certificate, consumer receivable pass-through certificate, or consumer receivable-backed bond of a maximum of five years maturity. Securities eligible for investment under this subdivision shall be issued by an issuer having an "A" or higher rating for the issuer's debt as provided by a nationally recognized rating service and rated in a rating category of "AA" or its equivalent or better by a nationally recognized rating service. Purchase of securities authorized by this subdivision may not exceed 20 percent of the agency's surplus money that may be invested pursuant to this section.

Appendix B

A-1, A-2 and Prime-1, Prime-2
Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investor Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations, and preparations to meet such obligations, which may be present or may arise as a result of public interest questions. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.


Description of Moody's corporate
and municipal bond ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P corporate
and municipal bond ratings

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, they differ from AAA issues only in small degree.

A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Municipal Notes
Moody's

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1 - Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1 - Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Issues carrying this designation have a satisfactory capacity to pay principal and interest.






INSTITUTIONAL
FIDUCIARY TRUST


Franklin Late Day Money Market Portfolio
Franklin U.S. Treasury Money Market Portfolio
Franklin U.S. Government Agency Money Market Fund

STATEMENT OF
ADDITIONAL INFORMATION

777 Mariners Island Blvd., P.O. Box 7777   NOVEMBER 1, 1995
San Mateo, CA 94403-7777  1-800/321-8563



Contents                          Page

Investment Objectives and Policies   2

Investment Restrictions...........   2

Trustees and Officers.............   4

Investment Management
 and Other Services...............   8

The Funds' Policies Regarding Brokers
 Used on Portfolio Transactions...   9

Distribution Plans................  10

Determination of Net Asset Value..  11

Additional Information Regarding
 Purchases and Redemptions of
 Fund Shares......................  12

Additional Information
Regarding Taxation................  13

The Trust's Underwriter...........  14

Performance.......................  14

Miscellaneous Information.........  16

Financial Statements..............  17


Institutional Fiduciary Trust (the "Trust") is an open-end management investment company consisting of eight separate and distinct series. This Statement of Additional Information ("SAI") relates only to Franklin Late Day Money Market Portfolio (the "Late Day Fund") (formerly Franklin Government Investors Money Market Portfolio), Franklin U.S. Treasury Money Market Portfolio (the "U.S. Treasury Fund") and the Franklin U.S. Government Agency Money Market Fund (the "Government Agency Fund") (also referred to collectively as the "Fund" or "Funds"), three open-end, diversified series of the Trust.

Prospectuses for the Funds, dated November 1, 1995, as may be amended from time to time, provide the basic information an investor should know before investing in a Fund and may be obtained without charge from each Fund or from the Funds' principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address listed above.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN EACH PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION IS INTENDED TO PROVIDE A PROSPECTIVE INVESTOR WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUST AND EACH FUND AND SHOULD BE READ IN CONJUNCTION WITH THE RESPECTIVE PROSPECTUS.


Investment Objectives and Policies

Institutional Fiduciary Trust issues its shares of beneficial interest in eight different and distinct series. As noted in each Prospectus, each Fund has its own investment objectives and policies which an investor should consider prior to investing.

Franklin U.S. Treasury
Money Market Portfolio

As noted in the Prospectus, this Fund invests only in short-term U.S. Treasury securities. This Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the federal government or any other type of money market instrument.

Franklin Late Day
Money Market Portfolio

As stated in the Prospectus, the Fund invests in U.S. Treasury securities and repurchase agreements secured by U.S. government securities. Such repurchase agreements will be made only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. This is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by the Fund to the seller. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. The interest rate is effective for the period of time in which the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with a duration of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation by the transfer of securities with a market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund, with the value marked to market daily to maintain 100% coverage. A default by the seller may cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund may also incur disposition costs in liquidating the collateral. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. The Fund may not enter into a repurchase agreement with more than seven days duration if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements.

Franklin U.S. Government Agency
Money Market Fund

To achieve its goal, the Fund invests only in securities issued by the U.S. government, its agencies or instrumentalities. At least 65% of the Fund's net assets will be invested in notes, bonds, discount notes and other short-term securities which mature in thirteen months or less of U.S. government agencies or instrumentalities, such as the Federal Farm Credit System, Federal Home Loan Banks, Student Loan Marketing Association, and Tennessee Valley Authority. The Fund may also invest directly in U.S. Treasury bills, notes and bonds. Some of the short-term U.S. government securities the Government Agency Fund may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates generally reduce changes in the market of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities. The Government Agency Fund may purchase variable rate U.S. government securities upon the determination by the Board of Trustees that the interest rate as adjusted will cause the instrument to have a current market value that approximates its par value on the adjustment date.

Credit Union Investment Regulations

This section summarizes the Funds' investment policies, under which, in the opinion of the Institutional Fiduciary Trust (the "Trust") and based on the Trust's understanding of laws and regulations governing investments by federal credit unions on September 30, 1994, the Funds would be a permissible investment for federal credit unions. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUNDS CONSTITUTE LEGAL INVESTMENTS FOR THEM.

All investments of the Funds will be subject to the following limitations:

(a) Each Fund may invest only in (1) obligations of, or securities guaranteed as to principal and interest by, the U.S. Government or its agencies and instrumentalities, including repurchase agreements involving such obligations and securities, and (2) time and savings deposits in financial institutions whose accounts are insured by the FDIC.

(b) All purchases and sales of securities will be settled on a cash basis within 30 days of the trade date. However, each Fund may agree to settle a purchase or sale transaction on a specific date up to 120 days after the trade date if, on the trade date, the Fund has cash flow projections evidencing its ability to complete the purchase or the Fund owns the security it has agreed to sell.

(c) Any repurchase agreements, in which a Fund purchased U.S. government securities subject to resale to a bank or dealer at an agreed-upon price and date, will be subject to these conditions: the value of the U.S. government securities will equal or exceed the initial price of the repurchase agreement, plus interest; and a custodian of the Fund will hold the U.S. government securities in an account for the benefit of the Fund .

(d) In the event that a Fund were to engage in reverse repurchase transactions, the Fund would, in addition to abiding by its fundamental policies and SEC regulations with respect to borrowing, engage in reverse repurchase transactions involving only securities with maturity dates earlier than the closing date of the reverse repurchase agreement.

(e) None of the Funds will engage in (1) futures or options transactions; (2) short sales; or (3) purchases of zero-coupon bonds which mature more than ten years after the purchase date.

(f) None of the Funds will not invest in mortgage related securities.


Investment Restrictions



The Trust has adopted the following restrictions as additional fundamental policies of each Fund, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that Fund. Under the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. A Fund may not:

 (1) Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

 (2) Make loans, except (a) through the purchase of debt securities in accordance with the investment objectives and policies of the Fund, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, or (c) by the loan of its portfolio securities in accordance with the policies of the Fund. (It is the policy of the U.S. Treasury Fund and the Government Agency Fund not to enter into repurchase agreements.)

 (3) Invest in any issuer for purposes of exercising control or management except that, to the extent this restriction is applicable, all or substantially all of the assets of the Government Agency Fund may be invested in another registered investment company having the same investment objectives and policies as the Government Agency Fund.

 (4) Buy any securities "on margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

 (5) Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale, which are not readily marketable, or enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the total assets of such Fund would be invested in such securities or repurchase agreements except that, to the extent this restriction is applicable, the Government Agency Fund may purchase, in private placements, shares of another registered investment company having the same investment objectives and policies as the Government Agency Fund. (As noted under #2 above, the U.S. Treasury Fund and the Government Agency Fund do not enter into repurchase agreements.)

 (6) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, provided that all or substantially all of the assets of the Government Agency Fund may be invested in another registered investment company having the same investment objectives and policies as the Government Agency Fund.

 (7) Invest more than 25% of its assets in securities of any industry, except that this policy is inapplicable to the extent all or substantially all of the assets of the Government Agency Fund may be invested in another registered investment company having the same investment objectives and policies as the Government Agency Fund. For purposes of this limitation, U.S. government obligations are not considered to be part of any industry. This prohibition does not apply where the policies of a Fund as described in its Prospectus specify otherwise.

 (8) Act as underwriter of securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities except that all or substantially all of the assets of the Government Agency Fund may be invested in another registered investment company having the same investment objectives and policies as the Government Agency Fund.

 (9) Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

(10) Acquire, lease or hold real estate, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

(11) Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of "obligations with puts attached" in accordance with its stated investment policies.

(12) The Government Agency Fund will not invest more than 5% of its total assets in the securities of companies (including predecessors) which have been in continuous operation for less than three years.

Although currently the Late Day Fund invests only in U.S. Treasury securities and repurchase agreements secured by such securities, the Fund has a fundamental policy which permits it to purchase other securities, subject to the following limitations: The Late Day Fund may not purchase any securities, other than obligations of the U.S. government, its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer with respect to 75% of the Fund's total assets (pursuant to an operational policy which complies with current requirements under Rule 2a-7 of the 1940 Act, the Fund is limited to investing not more than 5% in the securities of any one issuer with respect to 100% of the Fund's total assets), or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund. In addition, the Fund may not invest more than 5% of its total assets in the securities of companies (including predecessors) which have been in continuous operation for less than three years, nor invest more than 25% of its total assets in any particular industry. The Fund may, however (although not currently doing so), invest more than 25% but no more than 30% of its assets in certain domestic bank obligations. The foregoing limitations do not apply to U.S. government securities and federal agency obligations, or to repurchase agreements secured by such government securities or obligations, although certain tax diversification requirements apply to investments in repurchase agreements and other securities that are not treated as U.S. government obligations under the Internal Revenue Code.

In addition to these fundamental policies, it is the present policy of the Funds (which may be changed without the approval of shareholders) not to invest in real estate limited partnerships (investments in marketable securities issued by real estate investment trusts are not subject to this restriction) or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development.


Trustees and Officers



The Board of Trustees has the responsibility for the overall management of the Trust, including general supervision and review of the Funds' investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are indicated by an asterisk (*).


Frank H. Abbott, III (74)     Trustee
 1045 Sansome St.
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

 Harris J. Ashton (63)   Trustee
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (63)      Trustee
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

 David W. Garbellano (80)     Trustee
 111 New Montgomery St., #402
 San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (62)      Chairman
 777 Mariners Island Blvd.    of the Board
 San Mateo, CA 94404          and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (39)      President
 777 Mariners Island Blvd.    and Trustee
 San Mateo CA 94404

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)  Vice President
 777 Mariners Island Blvd.    and Trustee
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W. T. LaHaye (66) Trustee
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

 Gordon S. Macklin (67)  Trustee
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (50)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Kenneth V. Domingues (63)    Vice President -
 777 Mariners Island Blvd.    Financial
 San Mateo, CA 94404          Reporting and
                              Accounting
                              Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

 Martin L. Flanagan (35)      Vice President
 777 Mariners Island Blvd.    and Chief
 San Mateo, CA 94404          Financial
                              Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (46)       Vice President
 777 Mariners Island Blvd.    and Secretary
 San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

 Diomedes Loo-Tam (56)       Treasurer
 777 Mariners Island Blvd.   and Principal
 San Mateo, CA 94404         Accounting
                             Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.



 Thomas J. Runkel (37)       Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Employee of Franklin Advisers, Inc. and officer of four of the investment companies in the Franklin Group of Funds.

Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $200 per month plus $200 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.


                                                  Total Fees           Number of Boards in
                                      Total Fees  Received from the    the Franklin Templeton
                                      Received    Franklin Templeton   Group of Funds on
Name                                  from Trust* Group of Funds**     Which Each Serves***

Frank H. Abbott, III...................  $4,800     $176,870           31
Harris J. Ashton.......................   4,800      318,125           55
S. Joseph Fortunato....................   4,800      334,265           57
David Garbellano.......................   4,800      153,300           30
Frank W.T. LaHaye......................   4,600      150,817           26
Gordon S. Macklin......................   4,800      301,885           52


* For the fiscal year ended June 30, 1995.

** For the calendar year ended December 31, 1994.

*** The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based mutual funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning director compensation and expenses, please see the Trust's Annual Report to Shareholders.

As of August 3, 1995, none of the trustees or officers owned any of the shares of the Funds. Many of the Trust's trustees own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles E. Johnson is the son and nephew of Charles B. Johnson and Rupert H. Johnson, Jr., respectively, who are brothers.


Investment Management and
Other Services

Management Agreement

The investment manager of the Late Day Fund, U.S. Treasury Fund and the Government Agency Fund is Franklin Advisers, Inc. ("Advisers" or the "Manager"). Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange ("Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services. The Manager and other subsidiary companies of Resources currently manage over $125 billion in assets for over 3.8 million shareholders.

Pursuant to the separate management agreements with Advisers (hereafter individually and collectively the "Management Agreement" or the "Management Agreements"), the Manager provides investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom the Funds' portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Trust's Board of Trustees to whom the Manager renders periodic reports of each Fund's investment activities. Under the terms of the management agreements, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Funds; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of each Fund.

Pursuant to the Management Agreement for the Late Day Fund, the Fund is obligated to pay a daily fee (payable at the request of Advisers) computed at the rate of 1/584 of 1% (approximately 5/8 of 1% per year) of the net assets of the Fund at the close of business each business day on net assets up to and including $100 million; 1/730 of 1% (approximately 1/2 of 1% per year) of such assets over $100 million up to and including $250 million, and 1/811 of 1% (approximately 9/20 of 1% per year) of such assets over $250 million. The U.S. Treasury Fund is obligated to pay a daily fee (payable at the request of Advisers) computed at the rate of 1/4 of 1% per year of the average daily net assets of the Fund at the close of business each business day. The Government Agency Fund is obligated to pay a monthly fee equal to an annual rate of 15/100 of 1% of the Fund's average daily net assets.

The management agreements specify that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by a Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current state restriction limits a fund's allowable aggregate operating expenses (excluding interest, taxes, brokerage commissions, distribution plan expenses up to 1% of the Fund's average net assets during its fiscal year and extraordinary expenses such as litigation costs) in any fiscal year to 2.5% of the first $30 million of average net assets of the fund, 2% of the next $70 million of average net assets of the fund and 1.5% of average net assets of the fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

Advisers has agreed in advance to limit its management fees and make certain payments to reduce expenses. This arrangement may be terminated by the Manager at any time upon notice to the Trust's Board of Trustees. The table below shows the management fees, before any advance waiver, and the amounts actually paid by each Fund, for the fiscal years ended June 30, 1993, 1994 and 1995, respectively (if applicable).

                                           Fiscal Year Ended June 30
                                      1993           1994            1995
                                ------------------------------------------------
                                 Accrued  Paid   Accrued Paid   Accrued   Paid
                                -------- ------ -------- ----  -------- --------

Late Day Fund.................  $214,042 $1,958 $142,990  $0   $205,231 $  8,108
U.S. Treasury Fund............  $522,903 $    0 $602,746  $0   $554,196 $127,141
Government Agency.............     n/a     n/a  $  2,973  $0   $ 21,314 $      0


The Management Agreements for each Fund are in effect until February 29, 1996, and will continue thereafter so long as such continuance is specifically approved at least annually by a vote of a majority of each Fund's outstanding shares or by the Trust's Board of Trustees, and by a vote of a majority of the Trust's trustees who are not parties to such Management Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreements may be terminated at any time, without penalty, on 30 days' written notice with respect to the Late Day Fund and the U.S. Treasury Fund and on 60 days' written notice with respect to the Government Agency Fund, by the Board of Trustees of the Trust, by the holders of a majority of the relevant Fund's shares, or by the Manager. The Management Agreements will automatically terminate in the event of their assignment as defined in the 1940 Act.

Other Services

Franklin/Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Funds and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Funds. Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York 10260, also acts as custodian of the securities and other assets of the Late Day and the U.S. Treasury Funds. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended June 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report dated June 30, 1995.


The Funds' Policies Regarding Brokers Used on Portfolio Transactions

The Manager makes the investment decisions and arranges for the placement of buy and sell orders and the execution of portfolio transactions for each Fund. Depending on the Manager's view of market conditions, each Fund may or may not purchase securities with the expectation of holding them to maturity, although their general policy is to hold securities to maturity. Each Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

In executing portfolio transactions, the Manager seeks the most favorable prices consistent with the best execution of the orders. So long as the Manager believes it is obtaining the best execution, it will give consideration in placing portfolio transactions with broker-dealers furnishing research, statistical or factual information or wire or other services to the Fund or the Manager, including appraisals or valuations of portfolio securities of each Fund. While the information and services provided by broker-dealers are useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Manager and thus reduce its expenses, they are of indeterminable value and will not reduce the management fees payable to the Manager by each Fund.

Purchases of portfolio securities may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the ask price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above. No broker or dealer affiliated with the Trust or with the Manager may purchase securities from, or sell securities to, the Funds.

Because Distributors is a member of the National Association of Securities Dealers, Inc. it is sometimes entitled to obtain certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Fund, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities for a Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

For the past three fiscal years ended June 30, 1995 (as applicable), the Funds paid no brokerage commissions. The Funds have not acquired the securities of any broker/dealer during the last fiscal year.


Distribution Plans


As noted in the Prospectus, the Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act whereby the Late Day and U.S. Treasury Funds may pay up to a maximum of 0.15% per annum and the Government Agency Fund may pay up to a maximum of 0.30% per annum of each Fund's average daily net assets for expenses incurred in the promotion and distribution of a Fund's shares.

Pursuant to these Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of a Fund's shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to, or reimbursed in, subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of such Fund, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Funds' shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Funds may be required to register as dealers pursuant to state law.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Plans must be renewed annually by a vote of the Trust's Board of Trustees, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plans and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes assignment of the Management Agreement with the Manager or the Underwriting Agreement with Distributors, or by vote of a majority of such Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Trust's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment. Distributors is required to report in writing to the Board of Trustees, at least quarterly, on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Plans should be continued.

No payments have been made by the Late Day Fund and the U.S. Treasury Fund pursuant to the Plans since inception. The Government Agency Fund made payments of $20,717 during the fiscal year ended June 30, 1995, all of which was paid to dealers.

Determination of Net Asset Value

As noted in the Prospectus, the net asset value per share for purposes of both purchase and redemption of shares is determined by the Funds on each day that the Exchange is open for business. Valuation is currently made for the Late Day Fund as of 3:00 p.m. Pacific time and for the U.S. Treasury Fund and the Government Agency Fund as of 12:30 p.m. Pacific time. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of each Fund is calculated by adding the value of all securities and other assets in each Fund's portfolio, deducting its liabilities, and dividing by the number of shares outstanding.

The valuation of each Fund's portfolio securities (including any securities held in a separate account maintained for when-issued securities) is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Funds computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Funds would receive less investment income. The converse would apply in a period of rising interest rates.

Each Fund's use of amortized cost which facilitates the maintenance of the Funds' per share net asset value of $1.00 is permitted by Rule 2a-7 of the 1940 Act, pursuant to which the Funds must adhere to certain conditions.

The trustees have agreed to establish procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of each Fund's portfolio holdings by the trustees, at such intervals as they may deem appropriate, to determine whether each Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.


Additional Information
Regarding Purchases
and Redemptions of Fund Shares



Effectiveness of Purchase Orders

The purchase price for shares of each Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form. Many of the types of instruments in which the Funds invest must be paid for in "federal funds" which are monies held by the Trust's custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for its shares in a Fund generally cannot be invested by such Fund until they are converted into and are available to the Fund in federal funds, which may take up to two days. In such cases, purchases by investors may not be considered in proper form and effective until such conversion and availability. In the event the Fund is able to make investments immediately (within one business day), it may accept a purchase order with payment other than in federal funds; in such event shares of the Fund will be purchased at the net asset value next determined after receipt of the order and payments.

Payments transmitted by wire and received by the custodian and reported by the custodian to a Fund prior to 3:00 p.m. Pacific time on any business day are normally effective on the same day as received, provided the Fund is timely notified as described in the Fund's Prospectus. Wire payments received or reported by the custodian to the Funds after the time set forth above will be effective on the next business day. Payments transmitted by check or other negotiable bank draft will normally be effective within two business days for checks drawn on a member bank of the Federal Reserve System, and longer for most other checks.

Once shares of a Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the effective date of purchase and continue through the business day prior to the business day such shares are redeemed.

Shareholder Accounting

All purchases of shares of a Fund will be credited to the shareholder in full and fractional shares of such Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder. To open an account in the name of a corporation, a resolution of the corporation's Board of Directors will be required.

The Trust reserves the right to reject any order for the purchase of shares of the Funds and to waive minimum investment requirements. In addition, the offering of shares of the Funds may be suspended at any time and resumed at any time thereafter.

Shareholder Redemptions

Each Fund will attempt to make payment for all shares redeemed within one business day, but in no event later than seven days after receipt by a Fund of the redemption request in proper form. A Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange (the "Exchange") is closed for periods other than weekends and holidays or when trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"); (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other periods as the SEC by order may permit for the protection of the shareholders of a Fund. At various times, a Fund may be requested to redeem shares for which it has not yet received proper payment. Accordingly, a Fund may delay the sending of redemption proceeds until such time as it has assured itself that proper payment has been collected for the purchase of such shares.

Redemptions in Kind

Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the net assets of the applicable Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of such Fund. In such circumstances, the securities distributed would be valued at the price used to compute that Fund's net assets. Should a Fund do so, a shareholder may incur brokerage fees in converting the securities to cash.

Redemptions by the Fund

Each Fund reserves the right to redeem, involuntarily, at the then-current net asset value, shares held in an account for a shareholder in such Fund if the aggregate net asset value for the shares held by any one shareholder falls below $20,000 (or one-half the minimum required investment, whichever is less), but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Prior to effecting any such involuntary redemption, the Funds shall notify the shareholder and allow it 30 days to make an additional investment in an amount which will increase the aggregate value of its account in such Fund to at least the minimum initial investment.


Additional Information Regarding Taxation



As stated in the Prospectus, the Funds have elected to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, such Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable as ordinary income to the extent of its available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare and pay these dividends in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a Fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, each Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment. Shareholders should then consult with their own tax advisors with respect to the application of their state and local laws to these distributions.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Funds' portfolios are composed of short-term securities and, under normal circumstances, a Fund does not expect to realize any long-term capital gain. Any capital gains which are realized by the Fund (adjusted for any daily amounts of unrealized appreciation or depreciation and taking into account any capital loss carryovers) may generally be distributed once each year and may be distributed more frequently if necessary in order to avoid federal excise taxes. Any distributions of capital gain will also be reinvested in the form of additional Fund shares at net asset value, unless the shareholder has previously notified the Funds to have them paid in cash.

The federal income tax treatment of dividends and distributions is the same whether received in cash or reinvested in Fund shares.


The Trust's Underwriter



Pursuant to an underwriting agreement in effect until February 29, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Funds.

Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees, or by a vote of the holders of a majority of the Trust's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Performance



As noted in the Prospectus, each Fund may from time to time quote performance figures to illustrate its past performance.

Current Yield

Current yield reflects the interest income per share earned by the Funds' portfolio investments.

Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

The yield for each Fund for the 7-day period ended on June 30, 1995, was as follows:

                            7 Days Ended
                            June 30, 1995
Late Day Fund................  5.71%
U.S. Treasury Fund...........  5.54%
Government Agency Fund.......  5.66%

Effective Yield

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

Effective yield for each Fund for the seven-day period ended June 30, 1995, was as follows:

                           7 Days Ended
                           June 30, 1995
Late Day Fund................  5.87%
U.S. Treasury Fund...........  5.69%
Government Agency Fund.......  5.82%

These figures were obtained using the following SEC formula:

                                                           365/7
                Effective Yield = [(Base Period Return + 1)     ]-1

Comparisons

To help investors better evaluate how an investment in one of the Funds might satisfy their investment objective, advertisements and other materials regarding the Funds may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers, and publications which track mutual fund performance. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed-Income Fund Performance Analysis, and Lipper Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

b) Bank Rate Monitor - A weekly publication which reports various bank investments such as CD rates, average savings account rates and average loan rates.

c) Bond Buyer - A daily publication which reports various articles as well as indexes.

d) Salomon Brothers Bond Market Roundup - A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

e) IBC/Donoghue's Money Fund Report(R) - industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

f) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.

Advertisements or information may also compare a Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition there can be no assurance that a Fund will continue this performance as compared to such other averages.

From time to time, advertisements may depict various ways in which investors may utilize a Fund to achieve their investment goals and various developments affecting a Fund, including historical developments in the securities markets. The following list reflects some of the illustrations that may appear in future advertisements:

College Costs - College cost estimates will be used to show how investment in the Funds can help an investor save for a child's college education. Information from the College Board may be cited.

Miscellaneous - The Funds may be used in shareholder newsletters as examples of how investors can meet long-term investment goals. Advertisements may indicate how Franklin Gift Certificates may be used to purchase shares of the Funds.

The Funds may be listed as members of the Franklin Group of Funds(R) in shareholder newsletters.

The Funds may be used in shareholder newsletters as an example of the benefits of diversification.

The Funds may be used to demonstrate the benefits offered by professional management.

Advertisements may indicate that as an established presence in the municipal securities industry, Franklin currently manages over $40 billion in municipal bond assets. Franklin's municipal bond experience and knowledge of municipal issuers allows us to offer investment vehicles and services tailored to the needs of government investors.

Of course, an investment in any of the Funds cannot guarantee that the shareholder's goals will be met.

In addition to advertisements regarding the above matters, from time to time advertisements regarding the Funds or the Franklin Group of Funds may discuss other matters, including the Dalbar Surveys, Inc. broker/dealer survey, which ranked Franklin number one in service quality for five of the past seven years.

The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

The Funds of the Trust are members of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $125 billion in assets under management for more than 3.8 million shareholder accounts, in addition to foundations and endowments, employee benefit plans, and individuals, and offers 115 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ or CUSIP number.


Miscellaneous Information

A Fund may deduct from a shareholder's account the costs of its efforts to locate such shareholder if the shareholder's mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

The organization expenses attributable to the U.S. Treasury Fund is being amortized on a straight line basis over a period of five years from August 20, 1991, the effective date of the registration statement covering that Fund's shares. New investors purchasing shares of the U.S. Treasury Fund after the effective date of its Registration Statement under the Securities Act of 1933 will be bearing such expenses during the amortization period only as such charges are accrued daily against investment income.

The shareholders of a Massachusetts business trust, such as the Trust, could, under certain circumstances, be held personally liable as partners for its obligations. The Trust's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the respective Fund of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists, and the Fund itself is unable to meet its obligations.

As of August 3, 1995, the principal shareholders, beneficial or of record, of the Funds, their addresses and the amount of their share ownership were as follows:

                              Number of
                               Shares
                               Owned     Percentage

Late Day Fund

County of Madera                2,551,418  7.78%
209 W. Yosemite
Madera, CA 93637-3534

Foothill Capital Corporation   17,414,000 53.12%
11111 Santa Monica Blvd.
Los Angeles, CA 90025

Franklin Resources, Inc.       6,201,794  18.92%
777 Mariners Island Blvd.
San Mateo, CA 94404

William Blair & Company        2,500,001  7.63%
222 W. Adams St.
Chicago, IL 60606

U.S. Treasury Fund

BCT Co. FBO Twin City
 Bank                         10,464,095  5.91%
P.O. Box 5581
North Little Rock, AR 72119

Farmco Omnibus Cash           24,251,421 13.70%
302 Pine Ave. 2nd Floor
P.O. Box 891
Long Beach, CA 90801

First Interstate Bank
 of Nevada TTEE               10,737,745  6.07%
For City of Henderson
1993 Park Bonds
#1201277800
P.O. Box 9800
Calabasas, CA 91302

U.S. Treasury Fund

First Interstate Bank
 of Nevada TTEE               9,312,633   5.26%
For City of Henderson
T-6 Acquisition Fund
#1201310410
Dept. 9800
Calabasas, CA 91302

The Washington Trust
 Company                     46,665,5112  6.36%
23 Broad Street
Westerly, RI 02891

Government Agency Fund

Franklin Resources, Inc.       5,354,718  14.74%
777 Mariners Island Blvd.
San Mateo, CA 94404

Republic Bank of
 California NA                19,922,050  54.84%
445 N. Bedford Dr. 2nd Floor
Beverly Hills, CA 90210

Summit National Bank .         2,353,571   6.48%
937 N. Pleasantburg Dr.
P.O. Box 1087
Greenville, SC 29602

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Funds, no other person holds beneficially or of record more than 5% of a Fund's outstanding shares.

Special Services

Shareholders or prospective investors may utilize the Franklin/Templeton Hypothetical Illustrations Program as a useful tool in considering investments. The service, which is free of charge, enables an investor to make an actual, dollar-for-dollar performance comparison of any of the Trust's Funds to any security, pool, or portfolio which the investor may currently be using. It is based on historical information. The investor simply chooses a series of the Trust to compare and provides Franklin with a starting date, a starting amount, and all subsequent purchases or withdrawals. The illustration shows the actual dollar performance of these actions in the selected series, which the investor can use to compare to that of their own investment or portfolio.

Investor Services or the Trust may pay certain financial institutions which maintain omnibus accounts with the Trust on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account such institutions may be paid an amount not to exceed the per account fee which the Trust normally pays Services.


Financial Statements



The financial statements contained in the Annual Reports to Shareholders of Institutional Fiduciary Trust dated June 30, 1995, including the auditors report are incorporated herein by reference.



 INSTITUTIONAL
FIDUCIARY TRUST

Franklin Institutional Adjustable
 U.S. Government Securities Fund
Franklin Institutional Adjustable Rate Securities Fund


STATEMENT OF ADDITIONAL INFORMATION
777 Mariners Island Blvd.,
P.O. Box 7777
San Mateo, CA 94403-7777
1-800/321-8563

NOVEMBER 1, 1995

Contents                                             Page
About the Trust...................................    2
The Investment Objective
 and Policies of the Funds........................    2
Trustees and Officers.............................    4
Administrative and Other Services.................    8
Policies Regarding Brokers
 Used on Portfolio Transactions...................    9
Additional Information Regarding
 Purchases and Redemptions of
 Shares of the Funds..............................   10
Additional Information
 Regarding Taxation...............................   11
The Funds' Underwriter............................   12
General Information...............................   13
Summary of Procedures to
 Monitor Conflicts of Interest....................   16
Financial Statements..............................   17
Appendix..........................................   17

Institutional Fiduciary Trust (the "Trust") is an open-end management investment company consisting of eight separate and distinct series. This Statement of Additional Information relates only to the Franklin Institutional Adjustable U.S. Government Securities Fund (the "Adjustable U.S. Government Fund") and Franklin Institutional Adjustable Rate Securities Fund (the "Adjustable Rate Securities Fund") (the "Fund" or "Funds"), two no-load, diversified series of the Trust. The Adjustable U.S. Government Fund invests all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the "Mortgage Portfolio") and the Adjustable Rate Securities Fund invests all of its assets in the Adjustable Rate Securities Portfolio (the "Securities Portfolio"). The Mortgage Portfolio and Securities Portfolio are series of Adjustable Rate Securities Portfolios (the "Portfolios") , a separate open-end management investment company, and are not part of the Trust.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS STATEMENT IS INTENDED TO PROVIDE INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUS.

A registration statement under the Investment Company Act of 1940, as amended (the "1940 Act"), as may be amended from time to time, for the Portfolios, is available and may be obtained without charge from the Portfolios at the address or telephone number listed above.

The investment objective of the Adjustable U.S. Government Fund is to seek a high level of current income, consistent with lower volatility of principal than a fund which invests in long term fixed-rate debt securities. The Adjustable U.S. Government Fund seeks to achieve this objective by investing all of its assets in the Mortgage Portfolio, which in turn invests primarily in adjustable rate mortgage securities ("ARMs") or other securities collateralized by or representing an interest in mortgages which have interest rates resetting at periodic intervals and that are issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities.

The investment objective of the Adjustable Rate Securities Fund is to seek a high level of current income, with lower volatility of principal than a mutual fund which invests in fixed rate securities. The Adjustable Rate Securities Fund seeks to achieve this objective by investing all of its assets in the Securities Portfolio, which in turn invests primarily in adjustable rate securities, including ARMS, which are issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, collateralized by or representing an interest in mortgages created from pools of adjustable rate mortgages, and other adjustable rate asset backed securities (collectively "ARS"). The Securities Portfolio will invest in securities which are rated at least AA by Standard & Poor's Corporation ("S&P") or Aa by Moody's Investors Service ("Moody's") or, if unrated, will be deemed to be of comparable quality by the Securities Portfolio's investment manager. See Appendix A for a discussion of the rating categories.

There, of course, can be no guarantee that either Fund's investment objective will be achieved.

A Prospectus for the Funds, dated November 1, 1995, as may be amended from time to time, provides the basic information an investor should know before investing in the Funds and may be obtained without charge from the Funds or from its principal underwriter Franklin/Templeton Distributors, Inc. ("Distributors"), at the address set forth on the cover.

About the Trust

The Trust is an open-end, management investment company, commonly called a "mutual fund," organized as a Massachusetts business trust on January 15, 1985, and is registered with the Securities and Exchange Commission ("SEC") under the 1940 Act. The Trust issues its shares of beneficial interest in separate distinct series. This SAI relates only to the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund.

The Investment Objective
and Policies of the Funds

As noted in the Prospectus, each Fund has its own investment objective and follows policies designed to achieve those objectives. In addition to the policies stated in the Prospectus, the following restrictions have been adopted as fundamental policies for each Fund (except as noted), which means that they may not be changed without the approval of a majority of the outstanding shares of the Fund that would be affected. The Funds may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value. The Adjustable U.S. Government Fund will not purchase additional portfolio securities (additional shares of the Mortgage Portfolio) while borrowings in excess of 5% of total assets are outstanding.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in the Prospectus.

3. Lend any funds or other assets, except by the purchase of bonds, debentures, notes or other debt securities as described in the Prospectus, and except that securities of each Fund may be loaned to qualified broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan. Also, the entry into repurchase agreements is not considered a loan for purposes of this restriction.

4. Act as underwriter of securities issued by other persons except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

5. Invest more than 5% of the value of a Fund's total assets in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer, except that all or substantially all of the assets of a Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

7. Purchase from or sell to the officers and trustees of the Trust, or to any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Funds, one or more of its officers, trustees or the administrator, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund without regard to how long it has been in operation.

9. Acquire, lease or hold real estate. (Does not preclude investments in securities collateralized by real estate or interests therein.)

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development program.

11. Invest in companies for the purpose of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund which may issue voting shares to the Fund.

12. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act, except in connection with a merger, consolidation, acquisition or reorganization; provided that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund. To the extent permitted by exemptions which may be granted under the 1940 Act, the Funds may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

13. Issue senior securities as defined in the 1940 Act except that this restriction will not prevent the Funds from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction 1 above.

In order to change any of the foregoing restrictions, approval must be obtained from the shareholders of the Fund and the Portfolio that would be affected. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of each Fund. If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of a Fund's net assets will not be considered a violation of any of the foregoing restrictions.

Other Policies
The Portfolios and the Funds have adopted substantially similar investment policies, restrictions and limitations, however, the Portfolios follow such policies, restrictions and limitations with respect to their direct investments, while the Funds follow such policies indirectly in connection with investing in their respective Portfolio.

There are no restrictions or limitations on investments in obligations of the U.S. government, or of corporations chartered by Congress as federal government instrumentalities. In the case of each Portfolio, the underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. It is intended, however, that only so much of the underlying assets of each Portfolio be retained in cash as is deemed desirable or expedient under then-existing market conditions. Each Portfolio may invest up to 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, repurchase agreements of more than seven days duration, and other securities which are not readily marketable.

Each Portfolio may invest up to 5% of its total assets in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, at an accelerated speed, to short-term interest rates.

To the extent indicated in the Prospectus, the Mortgage Portfolio and the Securities Portfolio may invest in collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). CMOs and REMICs may be issued by governmental or government related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Privately issued CMOs and REMICs include obligations issued by such non-governmental entities which are collateralized by (a) mortgage securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association or the Government National Mortgage Association ("GNMA"), (b) pools of mortgages which are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages which are not guaranteed by an agency or instrumentality of the U.S. government and which may or may not be guaranteed by the private issuer. The Mortgage Portfolio will not invest in privately issued CMOs.

The Mortgage Portfolio and the Securities Portfolio may purchase securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMAs, which are backed by the full faith and credit of the U.S. Treasury. GNMA may borrow from the U.S. Treasury to the extent needed to make payments under its guarantee. No assurances, however, can be given that the U.S. government will provide such financial support to the obligations of the other U.S. government agencies or instrumentalities in which a Portfolio invests, since it is not obligated to do so. These agencies and instrumentalities are supported by either the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

Several of the investment companies in the Franklin Group of Funds, including the Mortgage Portfolio and the Securities Portfolio, are major purchasers of government securities. Franklin Advisers, Inc., the investment manager for most of these investment companies, will seek to negotiate attractive prices for such securities and to pass on any savings derived from such negotiations to their shareholders in the form of higher current yields.

The Securities Portfolio may invest a portion of its assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Securities Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Trustees and Officers

The Board of Trustees of the Trust ("Board") has the responsibility for the overall management of the Trust, including general supervision and review of the investment activities of each Fund. The trustees, in turn, elect the officers of the Trust who are responsible for administering the day-to-day operations of each Fund. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are indicated by an asterisk (*).

                                     Positions and Offices
  Name, Address and Age              with the Trust        Principal Occupations
                                                          During Past Five Years
  Frank H. Abbott, III (74)  Trustee
  1045 Sansome St.
  San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

  Harris J. Ashton (63)              Trustee
  General Host Corporation
  Metro Center, 1 Station Place
  Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

  S. Joseph Fortunato (63)           Trustee
  Park Avenue at Morris County
  P. O. Box 1945
  Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

  David W. Garbellano (80)           Trustee
  111 New Montgomery St., 402
  San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

* Charles B. Johnson (62)            Chairman
  777 Mariners Island Blvd.          of the Board
  San Mateo, CA 94404                and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

* Charles E. Johnson (39)            President
  777 Mariners Island Blvd.          and Trustee
  San Mateo CA 94404

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

* Rupert H. Johnson, Jr. (55)        Vice President
  777 Mariners Island Blvd.          and Trustee
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W. T. LaHaye (66)            Trustee
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

  Gordon S. Macklin (67)             Trustee
  8212 Burning Tree Road
  Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist group; Director, H & Q Healthcare Investors; and president, National Association of Securities Dealers, Inc.

  Harmon E. Burns (50)               Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Kenneth V. Domingues (63)          Vice President -
  777 Mariners Island Blvd.          Financial Reporting
  San Mateo, CA 94404                and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

  Martin L. Flanagan (35)            Vice President
  777 Mariners Island Blvd.          and Chief
  San Mateo, CA 94404                Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

  Deborah R. Gatzek (46)             Vice President
  777 Mariners Island Blvd.          and Secretary
  San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

  Diomedes Loo-Tam (56)              Treasurer and
  777 Mariners Island Blvd.          Principal
  San Mateo, CA 94404                Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

  Thomas J. Runkel (37)              Accounting
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Employee of Franklin Advisers, Inc. and officer of four of the funds in the Franklin Group of Funds.


The officers and trustees of the Trust are also officers and trustees of the Portfolios. The following trustee of the Portfolios is not a trustee of the
Trust:

  William J. Lippman (70)            Trustee
  One Parker Plaza
  Fort Lee, NJ 07024

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.

The following officer of the Portfolios is not an officer of the Trust:

  Edward V. McVey (58)               Vice President
  777 Mariners Island Blvd.
  San Mateo CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

Trustees not affiliated with the administrator ("nonaffiliated trustees") are currently paid fees of $200 per month plus $200 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds(R).

                                                                                                     Number of
                                                                              Total Fees           Boards in the
                                                             Total Fees    Received from the    Franklin Templeton
                                                              Received    Franklin Templeton     Group of Funds on
Name                                                         from Trust*   Group of Funds**    Which Each Serves***
Frank H. Abbott, III.....................................       $4,800          $176,870                31
Harris J. Ashton.........................................        4,800           318,125                56
S. Joseph Fortunato......................................        4,800           334,265                58
David Garbellano.........................................        4,800           153,300                30
Frank W.T. LaHaye........................................        4,600           150,817                26
Gordon S. Macklin........................................        4,800           301,885                53

*For the fiscal year ended June 30, 1995.
**For the calendar year ended December 31, 1994.
***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning trustee compensation and expenses, please see the Trust's Annual Report to Shareholders.

As of August 3, 1995, none of the officers or trustees of the Trust owned any shares of the Funds. Many of the Trust's trustees own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles E. Johnson is the son and nephew of Charles B. Johnson and Rupert H. Johnson, Jr., respectively, who are brothers.

The Board, with all disinterested trustees as well as the interested trustees voting in favor, have adopted written procedures designed to deal with potential conflicts of interest which may arise from the fact of having substantially the same persons serving on each trust's Board of Trustees. The Board has determined that there are no conflicts of interest presented by this arrangement at the present time. See "Summary of Procedures to Monitor Conflicts of Interest."

Administrative and Other Services

As noted in the Prospectus, Advisers is the administrator of the Funds and also the investment manager for the Mortgage Portfolio and the Securities Portfolio. Advisers is a wholly-owned subsidiary of Resources.

The Board, with all disinterested trustees as well as the interested trustees voting in favor, has adopted written procedures designed to deal with potential conflicts of interest which may arise from the fact of having the same persons serving on each trust's Board of Trustees. The Board has determined that there are no conflicts of interest presented by this arrangement at the present time. See "Summary of Procedures to Monitor Conflicts of Interest."

Advisers acts as the administrator for the Adjustable U.S. Government Fund and Adjustable Rate Securities Fund under separate administration agreements (the "Administration Agreements") which provide for various administrative, statistical, and other services for the Funds. Pursuant to the Administration Agreements, the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund are each separately obligated to pay Advisers (as administrator) a monthly fee equal to an annual rate of 5/100 of 1% of such Fund's average daily net assets. For the fiscal year ended June 30, 1995, Advisers agreed in advance to waive all or a portion of its fees under the Administration Agreements in order to reduce the total expenses of the Funds.

The table below sets forth the administration fees before and after fee waiver by Advisers.

Fiscal Year Ended June 30, 1993:

                          Administration       Administration
                            Fee Before          Fee After
Name of Fund                 Waiver              Waiver
Adjustable U.S.
Government Fund........     $631,936            $530,498
Adjustable Rate
Securities Fund........       14,745                   0

Fiscal Year Ended June 30, 1994:

                         Administration        Administration
                           Fee Before            Fee Paid
Fund                         Waiver
Adjustable U.S.
Government Fund........     $176,440              $110,182
Adjustable Rate
Securities Fund........       33,771                     0

Fiscal Year Ended June 30, 1995:

                        Administration        Administration
                         Fee Before             Fee Paid
Fund                       Waiver
Adjustable U.S.
Government Fund........   $18,855               $7,825
Adjustable Rate
Securities Fund........     7,453                    0

The Mortgage Portfolio and the Securities Portfolio, in which each Fund invests all its assets, have separate management agreements with Advisers (collectively, the "Management Agreements"). The Management Agreements and the Administration Agreements specify that the management fee and/or the administration fee will be reduced to the extent necessary to comply with the most stringent limits prescribed by any state in which the Funds' shares are offered for sale. The most stringent current state restriction limits a fund's allowable aggregate operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) in any fiscal year to 2.5% of the first $30 million of average net assets of the Fund, 2% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of each Fund in excess of $100 million.

Under its separate management agreement, the Mortgage Portfolio, in which the Adjustable U.S. Government Fund invests all its assets, and the Securities Portfolio, in which the Adjustable Rate Securities Fund invests all its assets, the monthly fees to the Manager equal to an annual rate of 40/100 of 1% for the first $5 billion of each Portfolio's average daily net assets; plus 35/100 of 1% of net assets in excess of $5 billion up to $10 billion; 33/100 of 1% of net assets in excess of $10 billion up to $15 billion; and 30/100 of 1% of net assets in excess of $15 billion. For the fiscal year ended June 30, 1995, however, Advisers agreed in advance to waive all or a portion of its fee under each management agreement in order to reduce the total expenses of each Portfolio.

The following table sets forth the management fees before advance waiver by Advisers, for the fiscal years ended June 30, 1993, 1994 and 1995, and the management fees paid by the Portfolios for the same periods. As a shareholder in its respective Portfolio, each Fund its attributed its proportionate share of the management fees.

Year Ended June 30, 1993:

                                   Management            Management
                                   Fee Before            Fees Paid
Fund                                Waiver
Mortgage Portfolio.......          $17,376,004          $10,230,471
Securities Portfolio.....              176,819                    0

Year Ended June 30, 1994:

                                  Management             Management
                                  Fee Before             Fees Paid
Fund                               Waiver
Mortgage Portfolio.......         $7,447,108              $2,149,445
Securities Portfolio.....            443,410                 176,318

Year Ended June 30, 1995:

                                  Management             Management
                                  Fee Before             Fees Paid
Fund                               Waiver
Mortgage Portfolio.......         $2,842,304              $534,173
Securities Portfolio.....            155,407                82,591

Pursuant to the Management Agreements, Advisers provides investment research and portfolio management services, including the selection of securities for the Portfolios to purchase, hold or sell and the selection of brokers through whom each Portfolio's securities transactions are executed. Advisers' activities are subject to the review and supervision of the Board of Trustees of the Portfolios and of the Trust to whom Advisers renders periodic reports of investment activities. Under the terms of the management agreements, Advisers provides office space and office furnishings, facilities and equipment required for managing the business affairs of each Portfolio; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Portfolios and the Trust.

The Management Agreements are in effect until February 29, 1996, and may continue in effect thereafter for successive annual periods, provided such continuance is specifically approved at least annually by a vote of the Board of Trustees of the Portfolios or, as to each Portfolio, by a vote of the holders of a majority of its outstanding voting securities, and in either event by a majority vote of the trustees of the Portfolios who are not parties to the Management Agreements or interested persons of any such party (other than as trustees), cast in person at a meeting called for that purpose. The Management Agreements may be terminated without penalty at any time by the Portfolios or by Advisers on 60 days' written notice and will automatically terminate in the event of their assignment as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Funds and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of each Fund. Citibank, Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Funds' independent auditors. During the fiscal year ended June 30, 1995, their audit services consisted of rendering an opinion on the financial statements of the Funds' included in the Annual Report to Shareholders dated June 30, 1995.

Policies Regarding Brokers
Used on Portfolio Transactions

Under the current Management Agreements with Advisers, the selection of brokers and dealers to execute portfolio transactions in each Portfolio is made by Advisers in accordance with criteria set forth in the Management Agreement and any directions which the Board of Trustees of the Portfolios may give.

When placing a portfolio transaction, Advisers attempts to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by a Portfolio is negotiated between Advisers and the broker executing the transaction. Advisers seeks to obtain the lowest commission rate available from brokers which are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal, rather than agency, basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Portfolios' best interests, Advisers may place portfolio transactions with brokers who provide the types of services described below, even if it means the Portfolios will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of Advisers, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Portfolios to assist Advisers in carrying out its responsibilities to the Portfolios, or when it is otherwise in the best interest of the Portfolios to do so, whether or not such data may also be useful to Advisers in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, Advisers may decide to execute transactions through brokers who provide quotations and other services to the Portfolios, specifically including the quotations necessary to determine the value of a Portfolio's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Portfolios and Advisers in such amount of total brokerage as may reasonably be required. It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Portfolios' (and the Trust's) officers are satisfied that the best execution is obtained, the sale of shares of the Funds may also be considered as a factor in the selection of securities dealers to execute the Portfolios' securities transactions.

Because Distributors is a member of the National Association of Securities Dealers Inc., it is sometimes entitled to obtain certain fees when a Portfolio tenders securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Portfolio, any portfolio securities tendered by a Portfolio will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers by the Portfolios under the Management Agreements will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Portfolios or one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Portfolios are concerned. In other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolios.

For the past three fiscal years ended June 30, 1995, the Portfolios paid no brokerage commissions.

Additional Information
Regarding Purchases and
Redemptions of Shares of the Funds

Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate thereof, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Funds must be denominated in U.S. dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to a shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Dividend checks which are returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request by the shareholder to change the dividend option and the proceeds will be reinvested in additional shares of that Fund at net asset value until new instructions are received.

Redemptions in Kind
Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of that Fund. In such circumstances, the securities distributed would be valued at the price used to compute that Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind; however, should it happen, shareholders may not be able to timely recover their investment and may also incur brokerage costs in selling such securities.

Redemptions by the Funds
Each Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by its prior voluntary redemption of shares. Until further notice, it is the present policy of each Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000,000 or more ($500,000 with respect to trust companies and bank trust departments). In any event, before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in its account is less than the minimum amount and allow 30 days for the shareholder to make an additional investment in an amount which will increase the value of the account to at least the minimum amount.

Calculation of Net Asset Value
As noted in the Prospectus, each Fund calculates its net asset value separately as of the scheduled closing of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this Statement of Additional Information, the Funds are informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Special Services
Investor Services may charge separate fees to shareholders, to be negotiated directly with such shareholders, for providing special services in connection with their accounts, such as subaccounting, processing a large number of wires each month or other special handling that a shareholder may request. Such special services to certain shareholders will not increase the expenses borne by the Trust.

Investor Services or the Trust may pay certain financial institutions which maintain omnibus accounts with the Trust on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account such institutions may be paid an amount not to exceed the per account fee which the Trust normally pays Investor Services.

Additional Information Regarding Taxation

As stated in the Prospectus, each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, that Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be ordinary dividend income to the extent of the Fund's available earnings and profits. The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared. Each Fund intends, as a matter of policy, to declare dividends in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of shares of each Fund are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

While many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a Fund from direct obligations of the U.S. government, none of the distributions of the Funds are expected to qualify for such tax-free treatment. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states.

Gain realized by a Fund from transactions entered into after April 30, 1993 that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle; 3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

The Fund's Underwriter

Pursuant to an underwriting agreement in effect until February 29, 1996, Distributors acts as principal underwriter in a continuous public offering of each Fund's shares.

The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board, or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of distribution of each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

General Information

Performance
As noted in each Prospectus, each Fund may from time to time quote various performance figures to illustrate a Fund's past performance. It may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Funds to compute or express performance follows.

Total Return
The average annual total return is determined by finding the average annual compounded rates of return over one-, five-, and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The quotation assumes the account was completely redeemed at the end of each one-, five-, and ten-year period and the deduction of all applicable charges and fees.

The total returns for each Fund for the period ended on June 30, 1995, were as follows:

                                          Inception to
                                One Year  June 30, 1995
Adjustable U.S.
 Government Fund
 (inception date -
 November 1, 1991)............   4.41%       2.89%
Adjustable Rate
 Securities Fund
 (inception date -
 January 3, 1992).............   6.35%       4.75%

These figures were calculated according to the following SEC formula:

                               n
                         P(1+T)  = ERV

where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)

As discussed in the Prospectus, each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on a Fund's actual aggregate return for a specified period instead of its average return over one-, five-, and ten-year periods.

The total returns for each Fund for the period ended on June 30, 1995, were as follows:

                                        Inception to
                              One Year  June 30, 1995
Adjustable U.S.
 Government Fund
 (inception date -
 November 1, 1991)............ -4.41%     10.73%
Adjustable Rate
 Securities Fund
 (inception date -
 January 3, 1992)............. 6.35%      17.60%

Yield
Current yield reflects the income per share earned by a Fund's portfolio investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. The yield for each Fund for the 30 day period ended June 30, 1995, was as follows:

                                               30 Day Yield
Adjustable U.S. Government Fund...........     6.46%
Adjustable Rate Securities Fund...........     6.63%

These figures were obtained using the following SEC formula:

                                     6
                Yield = 2 [( a-b +1 )  - 1]
                            ----
                             cd
where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of advance waivers) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price (net asset value) per share on the last day of the period

Current Distribution Rate
Yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which will be paid to a Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund during the past twelve months by a current net asset value. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time.

Volatility
Occasionally statistics may be used to specify fund volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Comparisons and Advertisements
To help investors better evaluate how investments in a Fund might satisfy their investment objective, advertisements and other materials regarding either Fund may discuss various measures of the Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

The following publications, indices, and averages may be used:

a) Lipper - Mutual Fund Performance Analysis, Lipper-Fixed Income Analysis and Lipper Mutual Fund Yield Survey, and Lipper Mutual Fund Indices - measure total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

b) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

c) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

d) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

e) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

g) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

h) Salomon Brothers Broad Bond Index or its component indices - The Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

i) Salomon Brothers Composite High Yield Index or its component indices - The High Yield Index measures yield, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

j) Lehman Brothers Aggregate Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

k) Other taxable investments, including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds, and repurchase agreements.

l) Standard & Poor's Bond Indices - measure yield and price of Corporate, Municipal, and Government bonds.

m) Donoghues' Money Fund Report(R) - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

n) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical, and in some cases is very different, to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

Advertisements or information may also compare a Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in each Fund is not insured by any federal, state or private entity.

From time to time, the Adjustable U.S. Government Fund may advertise offers for the general public to attend free seminars where a guest speaker will discuss the benefits of investing in Franklin's professionally managed portfolio of U.S. government securities. In addition, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication. Among the benefits to be derived from an investment in the Fund is its relatively low fluctuation in principal value. Compared to thirty-year U.S. Treasury bonds and ten-year U.S. Treasury notes, shares of the Adjustable U.S. Government Fund fluctuated less in principal value over the last two years. During the same time period, the Adjustable U.S. Government Fund's current yield was higher than the yield on money market funds, certificates of deposit or thirty-year Treasury bonds. Of course, U.S. Treasury bonds and notes are backed by the full faith and credit of the U.S. government and are not subject to principal or interest fluctuation if held to maturity. Certificates of deposit are frequently insured by an agency of the U.S. government, and money market funds generally maintain an absolutely stable net asset value of $1.00 per share. An investment in the Adjustable U.S. Government Fund lacks these characteristics.

The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one in service quality for five of the past seven years.

The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

In addition, in promoting the sale of Fund shares, advertisements or information for each of the Funds may also include quotes from Benjamin Franklin, especially Poor Richard's Almanac.

The Funds are members of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $129 billion in assets under management for more than 3.91 million shareholder accounts, in addition to foundations and endowments, employee benefit plans, and individuals, and offers 115 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ or CUSIP number.

Miscellaneous Information
A Fund may deduct from a shareholder's account the costs of its efforts to locate such shareholder if the shareholder's mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) the trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

As of August 3, 1995, the principal shareholders, beneficial or of record, of each Fund, their addresses and the amount of their share ownership were as follows:

                                 Number of
                               Shares Owned     Percentage
Adjustable U.S.
 Government Fund
Bank of Stockton............      264,735         7.69%
Trust Department
P.O. Box 1110
Stockton, CA 95201-1110
Branch Banking &
 Trust Co...................      955,214        27.75%
Wilbranch & Co.
223 W. Nash St.
P.O. Box 2887
Wilson, NC 27894-2887
City of Stockton
 General Pool...............      410,000        11.91%
425 N. El
Stockton, CA 95202-1951
County of Yolo..............      502,008        14.58%
P.O. Box 1995
Woodland, CA 95776-1995


                                Number of
                              Shares Owned   Percentage
Massachusetts
 Educational................     378,810        11.00%
Financing Authority
Reserve Fund
176 Federal St.
Boston, MA 02110-2223
Adjustable Rate
Securities Fund
County of Stanislaus........     352,993        40.56%
Treasurer-Tax Collector
P.O. Box 859
Modesto, CA 95353-0859
First American Trust Co.-
 Managed Omnibus............     382,438        43.94%
421 N. Main St.
Santa Ana, CA 92701-4617
Firtan & Co.................     53,207          6.11%
c/o Trust Company
 of Manhattan
P.O. Box 66
Manhattan, KS 66505-0066

In addition to the above accounts, from time to time the number of shares of each Fund held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Additional Information for
Institutional Investors
As the investments permitted to the Mortgage Portfolio, in which the Adjustable U.S. Government Fund invests all of its assets, are primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, the shares of the Fund may be eligible for investment by federally chartered credit unions, federally chartered thrifts, national banks and other financial institutions. The Fund may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution or agency considering an investment in the Fund should refer to the applicable laws and regulations governing its operations in order to determine if the Fund is a permissible investment.

Summary of Procedures to
Monitor Conflicts of Interest

The Boards of Trustees of the Adjustable Rate Securities Portfolios, on behalf of its series ("master funds"), and of the Trust, on behalf of certain of its series which participate in a master/feeder fund structure ("feeder funds"), (both of which, except in the case of two trustees, are composed of the same individuals) recognize that there is the potential for certain conflicts of interest to arise between the master fund and the feeder funds in this format. Such potential conflicts of interest could include, among others: the creation of additional feeder funds with different fee structures; the creation of additional feeder funds which could have controlling voting interests in any pass-through voting which could affect investment and other policies; a proposal to increase fees at the master fund level; and any consideration of changes in fundamental policies at the master fund level which may or may not be acceptable to a particular feeder fund.

In recognition of the potential for conflicts of interest to develop, the Boards of Trustees have adopted certain procedures, pursuant to which i) the independent members of each board will review the master/feeder fund structure at least annually, as well as on an ongoing basis, and report to their respective full board after each annual review; ii) if the independent trustees determine that a situation or proposal presents a potential conflict, they will request a written analysis from the master fund management describing whether such apparent potential conflict of interest will impede the operation of any of the constituent feeder funds and the interests of the feeder fund's shareholders; and iii) upon receipt of the analysis, such trustees shall review the analysis and present their conclusion to the full board.

If no actual conflict is deemed to exist, the independent trustees will recommend that no further action be taken. If the analysis is inconclusive, they may submit the matter to and be guided by the opinion of an independent legal counsel issued in a written opinion. If a conflict is deemed to exist, they may recommend one or more of the following courses of action: i) suggest a course of action designed to eliminate the potential conflict of interest; ii) if appropriate, request that the full board of the Trust submit the potential conflict to shareholders for resolution; iii) recommend to the full board of the Trust that the affected feeder fund no longer invest in its designated master fund and propose either a search for a new master fund in which to invest the feeder fund's assets or the hiring of an investment manager to manage the feeder fund's assets in accordance with its objectives and policies; iv) recommend to the full board of the Trust that a new group of trustees be recommended to the shareholders of the affected feeder fund for approval; or v) recommend such other action as may be considered appropriate.

Financial Statements

The audited financial statements of the Funds contained in the Annual Reports to Shareholders of the Trust dated June 30, 1995 which includes the auditors report, the audited financial statements of the Portfolios for the fiscal year ended October 31, 1995, and the unaudited financial statements for the period ended June 30, 1995, are incorporated herein by reference.

Appendix

Description of Moody's
Corporate Bond Ratings:
Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Description of S&P's Corporate Bond Ratings:
AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and, in the majority of instances, they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


FRANKLIN CASH
RESERVES FUND


Institutional Fiduciary Trust


STATEMENT OF
ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777   NOVEMBER 1, 1995
San Mateo, CA 94403-7777  1-800/321-8563



Contents                          Page

Investment Objectives and
 Policies (See also the Prospectus
 "Investment Objectives and Policies
 of the Fund")....................   2

Trustees and Officers.............   4

Administrative and Other Services
 (See also the Prospectus "Administration
 and Management of the Fund").....   7

Policies Regarding Brokers
 Used on Portfolio Transactions...   8

Distribution Plan.................   9

Determination of Net Asset Value
 (See also the Prospectus
 "Valuation of Fund Shares")......  10

Additional Information Regarding
 Purchases and Redemptions of
 Fund Shares......................  11

Additional Information
 Regarding Taxation...............  12

The Fund's Underwriter............  13

Performance.......................  13

Miscellaneous Information.........  15

Summary of Procedures to
 Monitor Conflicts of Interest....  16

Financial Statements..............  17

Appendix..........................  17

Institutional Fiduciary Trust (the "Trust") is an open-end management investment company consisting of eight separate and distinct series. This Statement of Additional Information (the "SAI") relates only to the policies of the Franklin Cash Reserves Fund (the "Fund").

A Prospectus, dated November 1, 1995, as may be amended from time to time, describing the Fund and the Trust, which provides the basic information a prospective investor should know before investing in the Fund, may be obtained without charge from the Fund or the Fund's principal underwriter, Franklin/ Templeton Distributors, Inc. ("Distributors"), at the address or telephone number listed above.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUST AND THE FUND AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S CURRENT PROSPECTUS.

The investment objectives of the Fund are high current income consistent with capital preservation and liquidity. The Fund is offered exclusively to qualified retirement plan participants and other institutional investors, including corporations, banks, savings and loan associations and government entities. The Fund may not otherwise be purchased by individuals.

The Fund seeks to achieve its objectives by investing all of its assets in The Money Market Portfolio (the "Portfolio"), a separate series of The Money Market Portfolios. The Portfolio in turn invests primarily in various types of money market instruments, such as U.S. government and federal agency obligations, certificates of deposit, bankers' acceptances, time deposits of major financial institutions, high grade commercial paper, high grade short-term corporate obligations, and repurchase agreements secured by U.S. government securities.

A registration statement for the Portfolio under the Investment Company Act of 1940, as amended (the "1940 Act"), as may be amended from time to time, is available and may be obtained without charge from the Portfolio at the address or telephone number listed above.

Investment Objectives and Policies

As noted in the Prospectus, the Fund invests all of its assets in the Portfolio. The Portfolio in turn invests in various types of money market instruments including U.S. government and federal agency obligations, certificates of deposit, bankers' acceptances, time deposits of major financial institutions, high grade commercial paper, high grade short-term corporate obligations, and repurchase agreements secured by U.S. government securities. The Portfolio may invest in Eurodollar as well as Yankee Dollar Certificates of Deposit, both of which are subject to the investment risks concerning foreign investments discussed in the Prospectus. The Portfolio will not purchase warrants. Since the Fund and the Portfolio in which it invests have substantially similar investment objectives and policies, the following is a description of the Portfolio's investment policies, unless otherwise indicated.

As stated in the Prospectus, the Portfolio may make loans of its portfolio securities, up to 25% of its total assets, in accordance with guidelines adopted by The Money Market Portfolios' Board of Trustees. The lending of securities is a common practice in the securities industry. The Portfolio will engage in security loan arrangements with the primary objective of increasing the Portfolio's income either through investing the cash collateral in short-term, interest bearing obligations or by receiving loan premiums from the borrower. The Portfolio will continue to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially. The Portfolio will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans will be subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative and custodial fees in connection with a loan of its securities.

As discussed in its Prospectus, the Portfolio may purchase and sell securities on a "when-issued" and "delayed-delivery" basis. Although the Portfolio will generally purchase securities on a "when-issued" basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Portfolio is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objectives and policies and not for the purpose of investment leverage. Securities purchased on a "when-issued" or "delayed-delivery" basis do not generally earn interest until their scheduled delivery date.

General Policies

As stated in the Prospectus, the Portfolio may use any portion of its assets invested in U.S. government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by the Portfolio to the seller. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. The interest rate is effective for the period of time in which the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation by securities with a market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolio, with the value marked to market daily to maintain 100% coverage. A default by the seller might cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. When the Portfolio invests in these instruments, it will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. The Portfolio may not enter into repurchase agreements with more than seven days duration if, as a result, more than 10% of the market value of the Portfolio's total assets would be invested in such repurchase agreements.

The achievement of the Portfolio's objectives will depend on market conditions generally and on the analytical and portfolio management skills of Franklin Advisers, Inc., the Portfolio's investment manager. It should be noted that the Portfolio's performance will also be a function of the quality of the securities in which it invests. Accordingly, because the Portfolio limits its investments to high quality securities, there will generally be a lower yield than if the Portfolio purchased securities with a lower credit rating and correspondingly greater risk. The value of securities held will fluctuate inversely with interest rates and, therefore, there is no assurance that the Portfolio's objectives will be achieved.

Because the Portfolio will not purchase any instrument with a remaining maturity of greater than 397 calendar days, it is not expected that there will be any reportable annual portfolio turnover rate.

Investment Restrictions

The Trust has adopted the following restrictions as additional fundamental policies of the Fund, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. The Fund may not:

 (1) Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 5% of the Fund's total asset value.

 (2) Make loans, except (a) through the purchase of debt securities in accordance with the investment objectives and policies of the Fund, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, or (c) by the loan of its portfolio securities in accordance with the policies described above.

 (3) Invest in any issuer for purposes of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies as the Fund.

 (4) Buy any securities "on margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

 (5) Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale and which are not readily marketable, or enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such securities or repurchase agreements, except that, to the extent this restriction is applicable, the Fund may purchase, in private placements, shares of another registered investment company having the same investment objectives and policies as the Fund.

 (6) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies as the Fund.

 (7) Invest more than 25% of its assets in securities of any industry, except that this policy is inapplicable where the Fund's policies, as described in its current Prospectus, state otherwise, and further to the extent all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies as the Fund. For purposes of this limitation, U.S. government obligations are not considered to be part of any industry.

 (8) Act as underwriter of securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies as the Fund.

 (9) Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.


(10) Acquire, lease or hold real estate, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

(11) Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of "obligations with puts attached" in accordance with its stated investment policies.


Trustees and Officers

The Board of Trustees has the responsibility for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

                                                      Principal Occupation
                             Positions and Offices    During Past
Name, Age and Address        with the Fund            Five Years

 Frank H. Abbott, III (74)    Trustee
 1045 Sansome St.
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

 Harris J. Ashton (63)        Trustee
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (63)     Trustee
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director, General Host Corporation; and director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

 David W. Garbellano (80)     Trustee
 111 New Montgomery St., #402
 San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (62)      Chairman of the
 777 Mariners Island Blvd.    Board and Trustee
 San Mateo, CA 94404



President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

 *Charles E. Johnson (39)     President and
 777 Mariners Island Blvd.    Trustee
 San Mateo CA 94404



Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

 *Rupert H. Johnson, Jr. (55)   Vice President
 777 Mariners Island Blvd.        and Trustee
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W. T. LaHaye (66)       Trustee
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014



General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

 Gordon S. Macklin (67)  Trustee
 8212 Burning Tree Rd.
 Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (50)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Kenneth V. Domingues (63)    Vice President -
 777 Mariners Island Blvd.    Financial Reporting
 San Mateo, CA 94404          and Accounting
                              Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

 Martin L. Flanagan (35)      Vice President
 777 Mariners Island Blvd.    and Chief
 San Mateo, CA 94404          Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (46)       Vice President
 777 Mariners Island Blvd.    and Secretary
 San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

 Diomedes Loo-Tam (56)       Treasurer and
 777 Mariners Island Blvd.    Principal
 San Mateo, CA 94404          Accounting
                               Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

 Thomas J. Runkel (37)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Employee of Franklin Advisers, Inc. and officer of four of the investment companies in the Franklin Group of Funds.

The officers and trustees of the Trust are also officers and trustees of The Money Market Portfolios, except Thomas J. Runkel, Vice President of the Trust, is not an officer or trusteee of The Money Market Portfolios. The following officers of The Money Market Portfolios are not officers or trustees of the
Trust:

 Edward V. McVey (58)         Vice President of
 777 Mariners Island Blvd.    The Money
 San Mateo, CA 94404          Market Portfolios

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

 R. Martin Wiskemann (68)     Vice President of
 777 Mariners Island Blvd.    The Money
 San Mateo, CA 94404          Market Portfolios

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.


Trustees not affiliated with the administrator ("nonaffiliated trustees") are currently paid fees of $200 per month plus $200 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                   Total Fees          Number of Boards in
                      Total Fees Received From the    the Franklin Templeton
                       Received  Franklin Templeton     Group of Funds on
Name                  from Trust* Group of Funds**     Which Each Serves***
Frank H. Abbott, III.  $4,800        $176,870               31
Harris J. Ashton.....   4,800        $318,125               56
S. Joseph Fortunato..   4,800        $334,265               57
David W. Garbellano..   4,800        $153,300               30
Frank W. T. LaHaye...   4,800        $150,817               26
Gordon S. Macklin....   4,800        $301,885               53

*For the fiscal year ended June 30, 1995.

**For the calendar year ended December 31, 1994.

***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based funds or series.



Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning trustee compensation and expenses, please see the Trust's Annual Report to Shareholders.

As of August 3, 1995, the trustees and officers, as a group, owned of record and beneficially none of the outstanding shares of the Fund. Many of the Trust's trustees own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles E. Johnson is the son and nephew of Charles B. Johnson and Rupert H. Johnson, Jr., respectively, who are brothers.

The Board of Trustees, with all disinterested trustees as well as the interested trustees voting in favor, have adopted written procedures designed to deal with potential conflicts of interest which may arise from the fact of having the same persons serving on each trust's Board of Trustees. The Board of Trustees has determined that there are no conflicts of interest presented by this arrangement at the present time. See "Summary of Procedures to Monitor Conflicts of Interest."

Administrative and Other Services

As noted above, the administrator of the Fund and investment manager of the Portfolio is Franklin Advisers, Inc. ("Advisers"). Advisers is a wholly-owned subsidiary of Resources. Advisers and other subsidiary companies of Resources currently manage over $114 billion in assets for more than 3.7 million shareholders.

Advisers acts as the administrator for the Fund under an administration agreement dated July 1, 1994, which provides for various administrative, statistical, and other services. Pursuant to the administration agreement, the Fund is obligated to pay Advisers (as administrator) a monthly fee equal to an annual rate of 25/100 of 1% of the Fund's average daily net assets.

Advisers agreed in advance to limit its management and administrative fees and make certain payments to reduce expenses. This arrangement may be terminated by Advisers at any time upon notice to the Board of Trustees.

The Portfolio has a separate management agreement with Advisers, dated August 27, 1993. The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The most stringent current state restriction limits a fund's allowable aggregate operating expenses (excluding interest, taxes, brokerage commissions, distribution plan expenses up to 1% and extraordinary expenses such as litigation costs) in any fiscal year to 21/2% of the first $30 million of net assets of the Fund, 2% of the next $70 million of net assets of the Fund and 11/2% of average annual net assets of the Fund in excess of $100 million. There is no management agreement for the Fund.

Pursuant to the separate management agreement with the Portfolio, Advisers provides investment research and portfolio management services, including the selection of securities for the Portfolio to purchase, hold or sell, and the selection of brokers through whom the Portfolio's security transactions are executed. Advisers' activities are subject to the review and supervision of the Board of Trustees of The Money Market Portfolios to whom Advisers renders periodic reports of the investment activities of the Portfolio. Under the terms of the management agreement, Advisers furnishes the Portfolio with office space and office furnishings, facilities and equipment required for managing the business affairs of the Portfolio; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services, and provides certain telephone and other mechanical services. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Portfolio. The Portfolio is obligated to pay Advisers a monthly fee equal to an annual rate of 15/100 of 1% of the Portfolio's average net assets.

For the fiscal years ended June 30, 1993, 1994 and 1995, the Portfolio's management fees, before any advance waiver, were $272,196, $463,296 and $1,823,637, respectively. Management fees paid by the Portfolio for the fiscal years ended June 30, 1993, 1994 and 1995 were $229,483, $415,665 and $1,730,028, respectively.

The management agreement for the Portfolio is in effect until February 29, 1996. Thereafter, it may continue in effect for successive annual periods, providing such continuance is specifically approved at least annually by a vote of the Board of Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Portfolio, and in either event by a majority vote of the trustees of The Money Market Portfolios who are not parties to the management agreement or interested persons of any such party (other than as trustees), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by The Money Market Portfolios or by Advisers on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

For the fiscal year ended June 30, 1995, the administration fees, before any advance waiver, were $23,461. The Fund paid no administration fees for the fiscal year ended June 30, 1995.

Other Services

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as its transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Portfolio and the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian for the Fund in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended June 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report dated June 30, 1995.

Policies Regarding Brokers
Used on Portfolio Transactions

The Fund will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Portfolio. Under the Portfolio's management agreement with Advisers, the selection of brokers and dealers to execute transactions in the Portfolio's securities is made by Advisers in accordance with criteria set forth in the management agreement and any directions which the Board of Trustees of The Money Market Portfolios may give. It is not anticipated, however, that the Portfolio will incur a significant amount of brokerage expense because brokerage commissions are not normally incurred on investments in short-term debt securities, which are generally traded on a "net" basis, that is, in principal amounts without the addition or deduction of brokerage commissions or transfer taxes.

In all purchases and sales of securities for the Portfolio, Advisers seeks the most favorable prices consistent with the best execution of the orders. So long as Advisers believes it is obtaining the best execution, it will give consideration in placing portfolio transactions with broker-dealers furnishing research, statistical or factual information, or wire or other services to the Portfolio or to Advisers, including appraisals or valuations of portfolio securities of the Portfolio. While the information and services provided by broker-dealers are useful in varying degrees and would generally reduce the amount of research or services otherwise performed by Advisers and thus reduce its expenses, they are of indeterminable value and will not reduce the management fees payable to Advisers by the Portfolio.

Purchases of portfolio securities may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Portfolio will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the ask price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above. No broker or dealer affiliated with the Fund, the Portfolio, or with Advisers may purchase securities from, or sell securities to, the Fund or the Portfolio.

Distributors, an affiliate of Advisers, is a member of the National Association of Securities Dealers, Inc., and it may sometimes be entitled to obtain certain fees when the Portfolio tenders portfolio securities pursuant to a tender-offer solicitation. Accordingly, any portfolio securities tendered by the Portfolio will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fees payable to Advisers by the Portfolio under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities for the Portfolio and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the investment companies or clients and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolio.

Depending on Advisers' view of market conditions, the Portfolio may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The Portfolio may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. During the fiscal period from July 28, 1992 (effective date of registration) through June 30, 1995, the Portfolio paid no brokerage commissions.

As of June 30, 1995, the Portfolio did not own the securities of its regular broker/dealer.

Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act whereby the Fund may pay up to a maximum of 0.25% per annum of its average daily net assets for expenses incurred in the promotion and distribution of the Fund's shares.

Pursuant to the Plan, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent the Fund, Advisers, Distributors or other parties on behalf of the Fund, Advisers or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges, which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III, Section 26(d)4.

The terms and provisions of the Plan relating to required reports, term, and approval are consistent with Rule 12b-1. The Plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plan for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Fund, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Fund may be required to register as dealers pursuant to state law.

The Plan has been approved in accordance with the provisions of Rule 12b-1. The Plan must be renewed annually by a vote of the Trust's Board of Trustees, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the administration agreement or the management agreement with the Advisers, or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plan and any related agreement may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority vote of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment. Distributors is required to report in writing to the Board of Trustees, at least quarterly, on the amounts and purpose of any payment made under the Plan and any related agreement, as well as to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Plan should be continued.

For the fiscal year ended June 30, 1995, the total amount paid by the Fund pursuant to the Plan was $19,156 all of which was paid to broker-dealers.

Determination of Net Asset Value

As noted in the Prospectus, the Fund generally calculates net asset value as of 3:00 p.m. Pacific time each day that the New York Stock Exchange (the "Exchange") is open for trading. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of the Fund is calculated by adding the value of all securities and other assets in the Fund's portfolio, deducting its liabilities, and dividing by the number of shares outstanding.

The valuation of the Portfolio's portfolio securities (including any securities held in a separate account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Portfolio's use of amortized cost, which facilitates the maintenance of the Portfolio's per share net asset value of $1.00, is permitted by a rule adopted by the Securities and Exchange Commission ("SEC"). Pursuant to this rule, the Portfolio must adhere to certain conditions. The Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those United States dollar-denominated instruments that the Board of Trustees determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, instruments deemed comparable in quality to such rated instruments, or instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of nationally recognized statistical rating agencies. Securities subject to floating or variable interest rates with demand features in compliance with applicable rules of the SEC may have stated maturities in excess of one year.

The trustees of The Money Market Portfolios have agreed to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Portfolio's portfolio holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

Additional Information
Regarding Purchases and
Redemptions of Fund Shares

Effectiveness of Purchase Orders

The purchase price for shares of the Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form. Once shares of the Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the effective date of purchase and continue through the business day prior to the business day such shares are redeemed.

Payments transmitted by wire and received by the custodian and reported by the custodian to the Fund prior to 3:00 p.m. Pacific time on any business day are normally effective on the same day as received, provided the Fund is timely notified as described in the Fund's Prospectus. Wire payments received or reported by the custodian to the Fund after the time set forth above will be effective on the next business day.

Payments transmitted by check or other negotiable bank draft will normally be effective within two business days for checks drawn on a member bank of the Federal Reserve System and longer for most other checks. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Checks drawn in United States funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to the shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Shareholder Accounting

All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Fund's transfer agent. Share certificates will not be issued.

The Fund reserves the right to reject any order for the purchase of shares of the Fund and to waive minimum investment requirements. In addition, the offering of shares of the Fund may be suspended at any time and resumed at any time thereafter.

Shareholder Redemptions

The Fund will attempt to make payment for all shares redeemed on the day the request is submitted, provided the Fund is timely notified as described in the Fund's Prospectus, but in no event later than seven days after receipt by the Fund of the redemption request in proper form. The Fund reserves the right, however, to suspend redemptions or postpone the date of payment during any period when (1) trading on the Exchange is closed for periods other than weekends and holidays; (2) trading on the Exchange is restricted or an emergency exists, as determined by the SEC, so that disposal of portfolio securities or valuation of the net assets of the Fund is not reasonably practicable; or (3) for such other period as the SEC, by order, may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received proper payment. Accordingly, the Fund may delay the sending of redemption proceeds until such time as it has assured itself that proper payment has been collected for the purchase of such shares.

Redemptions in Kind

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period (but it may pay more). Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash.

Redemptions by the Fund

The Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half the minimum initial required investment for that shareholder, if any, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Prior to effecting any such involuntary redemption, the Fund shall notify the shareholder and allow the shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of the account in the Fund to at least the minimum initial required investment.

Additional Information Regarding Taxation

As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable as ordinary income to the extent of its available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay these dividends in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment. Shareholders should then consult with their own tax advisers with respect to the application of their state and local laws to these distributions.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss, if any, are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events and may result in a capital gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. Since the Fund seeks to maintain a stable $1.00 per share price for both purchases and redemptions, however, shareholders are not expected to realize a capital gain or loss upon redemption and exchange of Fund shares.

The Portfolio's investments are generally composed of short-term securities and, under normal circumstances, the Fund (through its investment in the Portfolio) does not expect to realize any long-term capital gain. Any undistributed net short-term capital gain which is realized by the Fund from the Portfolio (adjusted for any daily amounts of unrealized appreciation or depreciation reported above) will be distributed at least once each year to Fund shareholders and may be distributed more frequently if necessary in order to avoid federal excise taxes. Any distributions of short-term capital gain will also be reinvested in the form of additional Fund shares at net asset value, unless the shareholder has previously notified the Fund to have them paid in cash.

The federal income tax treatment of dividends and distributions is the same whether received in cash or reinvested in Fund shares.

The Fund's Underwriter

Pursuant to an underwriting agreement in effect until February 29, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund.

Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Performance

As noted in the Prospectus, the Fund may from time to time quote performance figures to illustrate its past performance.

Current Yield

Current yield reflects the interest income per share earned by the Fund's investments.

Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

The yield for the Fund for the seven-day period ended on June 30, 1995 was 5.76%.

Effective Yield

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The effective yield for the Fund for the seven-day period ended on June 30, 1995 was 5.93%.

This figure was obtained using the following SEC formula:

                                           365/7
Effective Yield = [(Base Period Return + 1)      ]-1

Comparisons

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed-Income Fund Performance Analysis - These publications measure total return and average current yield for the mutual fund industry. They rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

b) Bank Rate Monitor - A weekly publication which reports various bank investments such as CD rates, average savings account rates and average loan rates.

c) Bond Buyer - A daily publication which reports various articles as well as indices.

d) Salomon Brothers Bond Market Roundup - A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. Also summarizes changes in banking statistics and reserve aggregates.

e) IBC/Donoghue's Money Fund Report(R) - Reports industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

f) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's composition of investments, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

From time to time, advertisements may depict various ways in which investors may utilize the Fund to achieve their investment goals and various developments affecting the Fund, including historical developments in the securities markets. The following list reflects some of the illustrations that may appear in future advertisements:

College Costs - College cost estimates will be used to show how an investment in the Fund can help an investor save for a child's college education. Information from the College Board may be cited.

Miscellaneous - The Fund may be used in shareholder newsletters as examples of how investors can meet long-term investment goals. Advertisements may indicate how Franklin Gift Certificates may be used to purchase shares of the Fund.

The Fund may be listed as a member of the Franklin Group of Funds in shareholder newsletters.

The Fund may be used in shareholder newsletters as an example of the benefits of diversification.

The Fund may be used to demonstrate the benefits offered by professional management.

Advertisements may indicate that as an established presence in the municipal securities industry, Franklin currently manages over $40 billion in municipal bond assets. Franklin's municipal bond experience and knowledge of municipal issuers allows Franklin to offer investment vehicles and services tailored to the needs of government investors.

Of course, an investment in the Fund cannot guarantee that the shareholder's goals will be met.

In addition to advertisements regarding the above matters, from time to time advertisements regarding the Fund or the Franklin Group of Funds(R) may discuss other matters, including a Dalbar Surveys, Inc.'s broker/dealer survey which ranked Franklin number one in service quality for five out of the past seven years.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and the Templeton Group of Funds.

The Fund is a member of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $125 billion in assets under management for more than 3.8 million shareholder accounts, in addition to foundations and endowments, employee benefit plans, and individuals, and offers 115 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ or CUSIP number.

Miscellaneous Information

The Fund may deduct from a shareholder's account the costs of its efforts to locate such shareholder if mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account, when a search company charges a percentage fee in exchange for their location services.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

As of August 3, 1995, the principal shareholders of the Fund, beneficial or of record, their addresses and the amount of their share ownership were as follows:

                                   Shares         Percentage

FTTC TTEE for ValuSelect
 401K Plans                        815,183          5.49%
1800 Gateway
San Mateo, CA 94404

FTTC TTEE for ValuSelect
 CACI International Inc.         3,209,235         21.61%
1800 Gateway
San Mateo, CA 94404

FTTC TTEE for ValuSelect         3,340,905         22.50%
 IBEW
1800 Gateway
San Mateo, CA 94404

FTTCTTEE for ValuSelect          4,864,190         32.76%
 Mid-State Bank
1800 Gateway
San Mateo, CA 94404

ValuSelect for                     911,431          6.14%
 Aerospace Techniques Inc.
1800 Gateway
San Mateo, CA 94404

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

The shareholders of a Massachusetts business trust, such as the Trust, could, under certain circumstances, be held personally liable as partners for its obligations. The Trust's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists, and the Fund itself is unable to meet its obligations.

Special Services

Shareholders or prospective investors may utilize Franklin's IFT Hypothetical Illustrations Service as a useful tool in considering investments. The service, which is free of charge, enables an investor to make an actual, dollar-for-dollar performance comparison of any of the Trust's funds to any security, pool, or portfolio which the investor may currently be using. It is based on historical information, and covers any time period the investor desires after February 4, 1988 (the commencement of dividend payments for two series of the Trust). The investor simply chooses a series of the Trust to compare and provides Franklin with a starting date, a starting amount, and all subsequent purchases or withdrawals. The illustration shows the actual dollar performance of these actions in the selected series, which the investor can use to compare to that of the investor's own investment or portfolio.

Investor Services may charge separate fees to shareholders, to be negotiated directly with such shareholders, for providing special services in connection with their accounts, such as subaccounting, processing a large number of wires each month or other special handling that a shareholder may request. Such special services provided to certain shareholders will not increase the expenses borne by the Fund.

Summary of Procedures to
Monitor Conflicts of Interest

The Boards of Trustees of The Money Market Portfolios, on behalf of its series ("master fund(s)"), and of the Trust, on behalf of certain of its series which participate in a master/feeder fund structure ("feeder fund(s)"), (both of which are composed of the same individuals) recognize that there is the potential for certain conflicts of interest to arise between the master fund and the feeder funds in this format. Such potential conflicts of interest could include, among others: the creation of additional feeder funds with different fee structures; the creation of additional feeder funds which could have controlling voting interests in any pass-through voting which could affect investment and other policies; a proposal to increase fees at the master fund level; and any consideration of changes in fundamental policies at the master fund level which may or may not be acceptable to a particular feeder fund.

In recognition of the potential for conflicts of interest to develop, the Boards of Trustees have adopted certain procedures, pursuant to which i) the independent members of the board will review the master/feeder fund structure at least annually, as well as on an ongoing basis, and report to the full board after each annual review; ii) if the independent trustees determine that a situation or proposal presents a potential conflict, they will request a written analysis from the master fund management describing whether such apparent potential conflict of interest will impede the operation of any of the constituent feeder funds and the interests of the feeder fund's shareholders; and iii) upon receipt of the analysis, such trustees shall review the analysis and present their conclusion to the full board.

If no actual conflict is deemed to exist, the independent trustees will recommend that no further action be taken. If the analysis is inconclusive, they may submit the matter to and be guided by the opinion of an independent legal counsel issued in a written opinion. If a conflict is deemed to exist, they may recommend one or more of the following courses of action: i) suggest a course of action designed to eliminate the potential conflict of interest; ii) if appropriate, request that the full board of the Trust submit the potential conflict to shareholders for resolution; iii) recommend to the full board of the Trust that the affected feeder fund no longer invest in its designated master fund and propose either a search for a new master fund in which to invest the feeder fund's assets or the hiring of an investment manager to manage the feeder fund's assets in accordance with its objectives and policies; iv) recommend to the full board of the Trust that a new group of trustees be recommended to the shareholders of the affected feeder fund for approval; or v) recommend such other action as may be considered appropriate.

Financial Statements

The financial statements contained in the Annual Report to Shareholders of Institutional Fiduciary Trust and The Money Market Portfolios dated June 30, 1995, are incorporated herein by reference.

Appendix

A-1, A-2 and Prime-1, Prime-2
Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investor Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations, and preparations to meet such obligations, which may be present or may arise as a result of public interest questions. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.

Description of Moody's corporate
and municipal bond ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P corporate and municipal bond ratings

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, they differ from AAA issues only in small degree.

A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Municipal Notes

Moody's

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1 - Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.


SP-1 - Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Issues carrying this designation have a satisfactory capacity to pay principal and interest.